UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22241

Partners Group Private Equity (Master Fund), LLC

(Exact name of registrant as specified in charter)

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Address of principal executive offices) (Zip code)

Robert M. Collins

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 908-2600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)

Annual Report

For the Year Ended March 31, 2024

See the inside front cover for important information about access to your Fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and each time a report is posted you will be notified by mail and provided with a website address to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the Fund, by calling 1-888-977-9790.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-977-9790 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Partners Group funds held in your account if you invest through a financial intermediary or all Partners Group funds held with the fund complex if you invest directly with the Fund.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Table of Contents
For the Year Ended March 31, 2024

Report of Independent Registered Public Accounting Firm	1
Management’s Discussion of Fund Performance	2-5
Consolidated Schedule of Investments	6-30
Consolidated Statement of Assets and Liabilities	31-32
Consolidated Statement of Operations	33
Consolidated Statements of Changes in Net Assets	34
Consolidated Statement of Cash Flows	35-36
Consolidated Financial Highlights	37-38
Notes to Consolidated Financial Statements	39-55
Fund Expenses	56
Fund Management	57-59
Other Information	60-64

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Report of Independent Registered Public Accounting Firm
For the Year Ended March 31, 2024

To the Board of Managers and Members of
Partners Group Private Equity (Master Fund), LLC

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Partners Group Private Equity (Master Fund), LLC and its subsidiaries (the “Fund”) as of March 31, 2024, the related consolidated statements of operations and cash flows for the year ended March 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, portfolio company investees, private equity funds or agent banks; when replies were not received from the custodian, portfolio company investees, private equity funds or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Dallas, Texas
May 30, 2024

We have served as the auditor of one or more investment companies in the Partners Group investment company group since 2010.

Partners Group Private Equity (Master Fund), LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2024

Dear Members1,

Partners Group is pleased to present the Partners Group Private Equity (Master Fund), LLC (the “Fund”) annual report for the fiscal year ending March 31, 2024. The Fund (Class I)2 produced a 6.4% total return for the fiscal year and finished the year with USD 14.8 billion in net assets. It was the Fund’s fourteenth consecutive year of positive performance. The Fund intends to declare dividends each year equal to all or substantially all its taxable income. As such, in December 2023 the Fund distributed $0.2270 per share to investors, entirely composed of long-term capital gains.

Management commentary

The private equity investment environment in 2023 was characterized by low transaction volumes and a focus on the earnings of existing portfolio assets. Relatively few business owners were willing to sell at prevailing market EBITDA multiples, and relatively few buyers were ready to take the leap in an uncertain macroeconomic climate. With limited price discovery, the Fund’s performance in 2023 was driven by fundamental earnings growth in the portfolio more so than multiple expansion or exit activity. The Private Equity Direct portfolio in the Fund achieved 9%6 growth in EBITDA during the 2023 calendar year while maintaining robust EBITDA margins at 26%6. We believe this is very strong investment performance in a challenging environment.

The public equity markets experienced a rally in 2023 after the selloff in 2022: the MSCI World Index (NDDUWI) posted a 25% return7 in the calendar year 2023 propelled by the technology industry (especially the “Magnificent Seven” stocks). In contrast to private markets, the public market returns in 2023 were primarily valuation-driven, as a rebound from the lows of 2022. Notwithstanding the volatility in public market prices, we continued to see stronger growth and positioning from the companies in the Fund’s portfolio compared to public companies. For example, as of December 31, 2023, the MSCI World Index saw EBITDA growth of approximately 6% in the 2023 calendar year7, compared to 9% in the Fund’s Private Equity Direct portfolio6. The Fund’s portfolio also maintained margins more effectively, with 26%6 average EBITDA margin vs. 18%7 in the public index in the 2023 calendar year. We believe that focusing on market-leading businesses and taking an active investing approach fosters long-term business growth, leading to outperformance.

While the Fund’s existing portfolio continue to create value for investors, we were selective in pursuing new investment opportunities in 2023. We remained disciplined in our rigorous underwriting and found select attractive opportunities in a low-volume year. We also focused on maintaining a high investment level with less than 10% cash in any given month. We expect, and have already seen, the opportunity set start to change in 2024 with a greater number and variety of companies being offered for sale.

Partners Group Private Equity (Master Fund), LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2024 (continued)

	Annualized Total Return as of 31 March 2024[2]
	1 Year	5 Year	10 Year
PGPE Class I NAV Based TR	6.4%	11.3%	11.3%
PGPE Class A NAV Based TR	5.7%	10.5%	n.a.[3]
PGPE Class A NAV Based TR with Sales Load[5]	2.0%	9.7%	n.a.[3]
MSCI World TR4	25.1%	12.1%	9.4%

Portfolio positioning

As has been the case since the Fund’s inception, the Adviser’s relative value views will vary across asset class, investment type, geography, or position in the capital structure. We believe that the flexibility afforded by the Fund’s ability to make Direct Investments and primary and secondary Private Equity Fund Investments in a variety of markets, regions, and sectors, will continue to help the Fund achieve its investment objectives. Private Equity Direct Investments, specifically control buyouts, continued to be the investment focus of 2023 as we believe that they will be the most important driver of returns in future.

As of March 31, 2024, the Fund has direct and indirect stakes in more than 3,000 portfolio companies across North America (54%), Europe (36%), Asia-Pacific (6%), and other regions (4%). Of these, the Fund held direct interests in 484 assets (69% of portfolio value), 212 primary commitments (15%), 92 stakes in secondary investments (14%), and 90 listed investments (2%). The Fund is further diversified across more than 15 different vintage years.

We expect to maintain a structural overweight to Private Equity Direct investments and opportunistic secondaries in 2024. While secondaries can be an attractive source of returns in the near-term if LP portfolios are acquired at a discount, we believe that ultimately the value created by direct investments is essential for long-term performance of the Fund.

Private Equity

In 2023, the Fund maintained an overweight allocation in private equity, with direct investments complemented by exposure to secondary and primary investments. Private Equity Direct Investments were the largest contributor to the positive performance during the year, accounting for circa 37% of the Fund’s investment value creation.

Partners Group Private Equity (Master Fund), LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2024 (continued)

Within our Private Equity portfolio, our strategy is a defensive and disciplined approach in how we select and manage our portfolio companies. We buy market-leading business in non-cyclical sectors that are poised for future expansion, and we re-enforce these already-strong companies with expertise that our network of experienced Operating Directors brings. We aim to capitalize on organic growth by harnessing transformation and digitalization in sectors that have the potential to become less labor-intensive and where a greater reliance on technology-enabled solutions is appealing.

During the fiscal year, the portfolio companies in the Fund exhibited remarkable EBITDA growth despite the market volatility. We believe this demonstrates the expertise of the investment team in identifying and capitalizing on non-cyclical themes such as technology and industrial sectors. The active involvement of the investment team with portfolio companies also played a crucial role in driving the EBITDA growth, showing the value of hands-on management in the success of a company. Furthermore, our active involvement in risk management ensured that a substantial majority of our Private Equity Direct portfolio is protected against fluctuations in variable interest rates with interest rate hedges in place and debt maturities in 2028 and beyond.

Private Debt

Private Debt continued to be appealing in 2023 due to the favorable environment of relatively higher interest rates. The yield in the Private Debt portfolio provided attractive risk-adjusted return, and we added to this position to capitalize on the trend, particularly while the buyout transaction volumes remained low. The direct lending market has been steadily growing, capturing market share from the traditional bank-led syndicated loan market and positioning itself as a credible alternative to conventional bank lending, particularly for large financing transactions.

Given these trends, the Fund maintained its tactical target allocation to Private Debt throughout the financial year. Our approach involved a thematic analysis, focusing on specific sectors and companies and benefiting from our direct underwriting capabilities. We actively sought opportunities characterized by substantial equity cushions, moderate leverage, and contractual safeguards. The Fund’s portfolio reflects both high diversification and selectivity, allowing us to mitigate risks associated with lower-rated issuers.

Private Infrastructure

During the financial year, the Fund’s allocation to Private Infrastructure remains well-positioned. Private Infrastructure’s inherent link to inflation and essential services has effectively shielded it from inflationary pressures and demand challenges. Consequently, the asset class was the second largest contributor to the positive performance during the year, accounting for circa 18% of the Fund’s investment value creation.

To build value in the infrastructure businesses that we buy, we focus on platform expansion coupled with entrepreneurship at scale to cultivate businesses within high-conviction thematic areas. We do so at reasonable valuations by buying mid-stage companies with future value-add potential, rather than paying premiums for established (“core”) infrastructure businesses. Our value-add approach to infrastructure earns returns that are attractive in the Fund’s private equity-focused portfolio, while providing diversification of return drivers.

Other investments

A considerably smaller portion of the Fund’s investments is allocated to other liquid assets, including Common Stocks (both listed infrastructure and listed private equity). Additionally, to a lesser degree, the Fund also invests in Asset-Backed Securities.

In 2023, the liquid portion of the fund experienced a robust recovery. The private equity listed portfolio fared better than the infrastructure listed portfolio during this period. Asset managers played a pivotal role in the strong performance of listed private equity assets. This was fueled by robust credit fundraising, their expansion into the insurance sector, and the anticipation that several key holdings might be included in the S&P 500 index. In 2024, we expect to see greater upside in the listed infrastructure portfolio as interest rates moderate but infrastructure businesses continue to benefit from inflation-linked pricing contracts.

Looking ahead

In 2024, the consensus expects both inflation data and economic demand to soften, with the likelihood of a recession now reduced. However, several challenges lie ahead, requiring a disciplined approach and experienced management to navigate. The full impact of the central bank’s tightening cycle continues to influence the market, and consumption, which previously

Partners Group Private Equity (Master Fund), LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2024 (continued)

relied on wealth, savings, and credit, is likely to moderate. Households have likely caught up on missed experiences, and their spending catch-up in services is likely exhausted. As a result, we anticipate that 2024 may witness flat to low-single-digit earnings growth.

Despite some market uncertainty, we believe that 2024 will be a highly attractive vintage for investing in private markets. Historically, vintages after periods of market turmoil have outperformed, and we are seeing opportunities to buy attractive companies at significantly lower multiples than where they would have transacted a few years ago. The potential for future interest rate cuts would enhance earnings and compound the effect of the relatively lower entry prices. To benefit from these trends, we are proactively constructing a pipeline of thematically oriented target assets, to invest capital from the current upward trend in portfolio distributions and investor inflows in the Fund.

We sincerely appreciate the trust and confidence you have placed in Partners Group through your investment in the Fund. Thank you for your ongoing support. If you have any further questions or comments, we encourage you to reach out to your dedicated Partners Group representative or email our team at the provided address at DLPGPEOperations@partnersgroup.com.

Sincerely,

Partners Group (USA) Inc.

Note: Performance Data as of March 31, 2024.

1.	Terms used but not defined in this letter have the meanings set forth in the Notes to the Fund’s Financial Statements for the fiscal year ended March 31, 2024 hereinafter appearing.

2.

Past performance is not indicative of future results. Performance is not annualized for time horizons of one year or less. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the sale of Fund shares. All figures are net of all fees including advisory and incentive fees and fund expenses. Performance reflects expense reimbursements and/or fees waived by the adviser, without which performance would be lower. There is no assurance that similar results will be achieved in the future. Certain statements in this commentary are forward-looking statements. The forward-looking statements and other views expressed herein are those of Fund management as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives.

3.	The inception date of Class A is December 31, 2016.

4.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,539 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index was launched on Mar 31, 1986. Data prior to the launch date is back-tested data (i.e. calculations of how the index might have performed over that time period had the index existed). There are frequently material differences between back-tested performance and actual results. Past performance — whether actual or back-tested — is no indication or guarantee of future performance. The index is unmanaged and does not include fees. Investors may not invest in the index directly. The index does not serve as a benchmark for the Fund and the index performance is presented for illustrative purposes only.

5.	Assumes Maximum Placement Fee for Class A of 3.50%.

6.

Data as of December 31, 2023. The Fund’s LTM EBITDA margins (%), Private Equity Direct portfolio companies, NAV-weighted. The Fund’s LTM EBITDA margins (%), PG Private Equity Direct portfolio companies, NAV-weighted.

7.	Source: Bloomberg (2024). MSCI World Index (NDDUWI)

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Public Investments (1.67%) Common Stocks (1.21%) North America (0.67%)	Industry	Acquisition Date	Shares	Fair Value
American Tower Corp.	Communication	05/29/20	34,189	$6,752,669
American Water Works Co., Inc.	Utilities	02/16/16	53,279	6,505,366
Apollo Global Management, LLC	Diversified Financial Services	09/05/23	31,608	3,552,739
Ares Capital Corp.	Diversified Financial Services	02/16/16	141,722	2,950,652
Ares Management Corp.	Diversified Financial Services	06/28/19	20,960	2,785,794
Atmos Energy Corp.	Utilities	02/16/16	35,557	4,223,460
Blackstone Group, Inc.	Diversified Financial Services	07/12/19	30,514	4,008,014
Brookfield Asset Management, Inc.	Diversified Financial Services	07/18/22	28,625	1,201,964
Brookfield Corp.	Diversified Financial Services	12/12/22	30,526	1,277,818
Canadian National Railway Co.	Transportation	05/14/19	33,222	4,368,679
CMS Energy Corp.	Utilities	11/01/19	87,915	5,303,033
Crown Castle International Corp.	Communication	02/16/16	30,977	3,275,818
CSX Corp.	Transportation	11/28/23	66,772	2,473,235
Equinix Inc.	Diversified Financial Services	07/31/20	4,650	3,837,319
Fortis Inc.	Utilities	12/18/17	78,949	3,120,479
Geron Corp.	Health Care	03/15/24	51,093	168,096
Golub Capital BDC Inc.	Diversified Financial Services	02/24/22	189,765	3,155,792
HarbourVest Global Private Equity	Diversified Financial Services	12/21/18	82,676	2,381,322
KKR & Co., Inc.	Diversified Financial Services	02/16/16	64,281	6,464,740
Oaktree Specialty Lending Corp.	Financials	04/07/21	110,605	1,797,963
Onex Corp. [f]	Diversified Financial Services	02/16/16	29,170	3,069,857
Republic Services Inc.	Commercial & Professional Services	08/28/17	35,956	6,881,259
SBA Communications Corp.	Real Estate	09/05/23	13,622	2,949,299
Sempra Energy	Utilities	06/28/23	28,100	2,017,299
TC Energy Corp.	Utilities	11/01/19	45,416	1,826,289
The Williams Companies, Inc.	Utilities	03/20/23	54,869	2,137,148
TPG Specialty Lending, Inc.	Diversified Financial Services	01/25/23	84,926	1,819,115
Union Pacific Corp.	Transportation	06/29/16	19,401	4,769,542
Waste Management Inc.	Utilities	07/02/20	17,423	3,712,841
Total North America (0.67%)				98,787,601

Western Europe (0.54%)
3i Group Plc	Diversified Financial Services	10/01/20	175,294	6,220,462
Aena SA	Transportation	12/21/18	39,774	7,836,996
Apax Global Alpha Ltd.	Diversified Financial Services	01/19/21	485,904	894,977
BBGI SICAV S.A.	Diversified Financial Services	03/21/19	2,930,094	4,789,825
Cellnex Telecom SA	Communication	05/15/19	228,106	8,074,928
Elia System Operator SA/NV	Utilities	11/03/22	25,487	2,753,241
EQT AB	Diversified Financial Services	04/06/20	69,107	2,181,970
HBM Healthcare Investments AG	Diversified Financial Services	04/07/20	4,559	976,676
HgCapital Trust PLC	Diversified Financial Services	02/12/16	1,142,673	6,741,285

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Public Investments (continued) Common Stocks (continued) Western Europe (continued)	Industry	Acquisition Date	Shares	Fair Value
HICL Infrastructure Co Ltd.	Diversified Financial Services	03/30/16	2,266,101	$3,607,062
ICG Graphite Enterprise Trust PLC	Diversified Financial Services	02/12/16	119,861	1,798,863
Intermediate Capital Group PLC	Diversified Financial Services	12/12/16	130,026	3,373,918
Investment AB Kinnevik	Diversified Financial Services	04/06/20	335,065	3,752,570
Investor AB	Diversified Financial Services	08/28/17	164,963	4,139,344
National Grid PLC	Utilities	02/12/16	366,270	4,930,133
NB Private Equity Partners Ltd.	Diversified Financial Services	11/06/19	72,012	1,464,652
Orsted AS	Utilities	06/15/21	24,183	1,348,038
Pantheon International Participations Plc	Diversified Financial Services	11/04/19	413,440	1,660,900
Terna Rete Elettrica Nazionale SpA	Utilities	01/05/18	620,822	5,137,140
Vinci SA	Transportation	02/12/16	64,738	8,301,097
Total Western Europe (0.54%)				79,984,077

Total Common Stocks (Cost $146,692,429)(1.21%)				$178,771,678

High Yield Bonds (0.04%)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Western Europe (0.04%)
INEOS Finance Plc ***, +	7.50%	01/31/24	04/15/29	Senior	$1,800,000	$1,826,454
Miller Homes Group Finco Plc +	7.00%	02/26/24	05/15/29	Senior	£3,570,097	4,252,267
Total Western Europe (0.04%)						6,078,721

Total High Yield Bonds (Cost $6,055,458)(0.04%)						$6,078,721

Asset-Backed Securities (0.42%)
North America (0.21%)
Benefit Street Partners CLO XXXIV Ltd. ***, +, f	6.70% + SFvv	03/22/24	07/25/37	Series 2024-34A, Class E	1,000,000	1,000,000
Benefit Street Partners CLO XXXIV Ltd. ***, +, f	0.00%	03/22/24	07/25/37	Series 2024-34A, Class SUB	2,500,000	2,312,500
CIFC Funding 2021-VI Ltd. ***, +	6.51% + SFvv	09/22/21	10/15/34	Series 2021-6A, Class E	1,500,000	1,531,742
CIFC Funding 2022-IV Ltd. ***, +	7.00% + SFvv	04/20/22	07/16/35	Series 2022-4A, Class E	1,250,000	1,297,169
CIFC Funding Ltd. ***, +	7.27% + SFvv	04/05/22	04/21/35	Series 2022-3A, Class E	1,000,000	1,031,481
Elmwood CLO 26 Ltd. ***, +	6.45% + SFvv	02/15/24	04/18/37	Series 2024-1A, Class E	2,500,000	2,502,446
Madison Park Funding LX Ltd. +	5.50% + SFvv	11/28/22	10/25/35	Series 2022-60A, Class D	1,000,000	1,039,524
Madison Park Funding LX Ltd. +	8.95% + SFvv	11/28/22	10/25/35	Series 2022-60A, Class E	1,250,000	1,313,506
Magnetite CLO Ltd. ***, +	6.46% + SFvv	10/01/21	10/25/34	Series 2021-30A, Class E	1,625,000	1,665,948
Magnetite XXIV Ltd. ***, +	6.40% + SFvv	02/04/22	04/15/35	Series 2019-24A, Class ER	4,000,000	4,110,342
Magnetite XXVI Ltd. ***, +	6.21% + SFvv	08/02/21	07/25/34	Series 2020-26A, Class ER	1,000,000	1,024,077
Neuberger Berman CLO XXI Ltd. ***, +	3.56% + SFvv	04/02/21	04/20/34	Series 2016-21A, Class DR2	500,000	509,517
Neuberger Berman CLO XXI Ltd. ***, +	6.72% + SFvv	04/02/21	04/20/34	Series 2016-21A, Class ER2	1,000,000	1,025,224
Neuberger Berman Loan Advisers CLO 45 Ltd. ***, +	6.51% + SFvv	10/07/21	10/14/35	Series 2021-45A, Class E	1,000,000	1,026,723
Ocean Trails CLO IX ***, +	7.71% + SFvv	09/22/21	10/15/34	Series 2020-9A, Class ER	2,647,264	2,691,643
Ocean Trails CLO XII Ltd. ***, +	8.11% + SFvv	05/13/22	07/20/35	Series 2022-12A, Class E	1,000,000	1,030,862
Peebles Park CLO Ltd. ***, +	6.45% + SFvv	02/12/24	04/21/37	Series 2024-1A, Class E	1,000,000	998,360
Southwick Park CLO LLC ***, +	6.51% + SFvv	11/16/21	07/20/32	Series 2019-4A, Class ER	$800,000	817,818
Symphony CLO XXV Ltd. ***, +	6.76% + SFvv	03/12/21	04/19/34	Series 2021-25A, Class E	752,616	768,297
Symphony CLO XXXIII Ltd. ***, +	7.10% + SFvv	04/27/22	04/24/35	Series 2022-33A, Class E	1,250,000	1,279,601
Tallman Park CLO Ltd. ***, +	6.61% + SFvv	04/09/21	04/20/34	Series 2021-1A, Class E	500,000	515,134
Wellman Park CLO Ltd. ***, +	6.51% + SFvv	05/10/21	07/15/34	Series 2021-1A, Class E	1,000,000	1,034,994
Total North America (0.21%)						30,526,908

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Public Investments (continued) Asset-Backed Securities (continued) Western Europe (0.21%)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Aurium CLO V Designated Activity Co. ***, +	6.16% + E##	03/08/21	04/17/34	Series 5A, Class ER	€1,500,000	$1,628,559
Aurium CLO VII DAC ***, +	5.86% + E##	02/04/22	05/15/34	Series 7A, Class E	1,521,243	1,620,053
Avoca CLO XXVI DAC ***, +	9.12% + E##	02/23/22	04/15/35	Series 26A, Class F	1,200,000	1,312,401
Avoca CLO XXVI DAC ***, +	6.51% + E##	02/23/22	04/15/35	Series 26A, Class E	750,000	818,748
Blackrock European CLO VIII DAC ***, +	3.30% + E##	02/03/22	01/20/36	Series 8A, Class DR	1,000,000	1,056,853
Blackrock European CLO VIII DAC ***, +	6.26% + E##	02/03/22	01/20/36	Series 8A, Class ER	2,500,000	2,667,714
Boyce Park CLO Ltd. ***, +	6.25% + SFvv	01/28/22	04/21/35	Series 2022-1A, Class E	$2,625,000	2,665,284
Brookhaven Park CLO Ltd. ***, +, f	6.50% + SFvv	03/15/24	04/19/37	Series 2024-1A, Class E	1,000,000	1,000,000
Carlyle Euro CLO 2021-1 DAC ***, +	6.12% + E##	05/01/21	04/15/34	Series 2021-1A, Class D	€333,000	348,040
Carlyle Global Market Strategies 2015-1 Ltd. ***, +	0.00%	01/20/22	01/16/33	Series 2015-1A, Class SUB	3,000,000	1,278,480
Carlyle Global Market Strategies 2015-1 Ltd. ***, +	5.50% + E##	01/20/22	01/16/33	Series 2015-1A, Class DR	1,502,063	1,601,197
Carysfort Park CLO ***, +	6.14% + E##	03/12/21	07/28/34	Series 2021-1A, Class D	500,000	543,652
CVC Cordatus Loan Fund +	6.16% + E##	11/07/22	01/15/37	Series 26A, Class D1	1,100,000	1,236,215
CVC Cordatus Loan Fund +	7.73% + E##	11/07/22	01/15/37	Series 26A, Class D2	400,000	450,669
Edmondstown Park CLO DAC +	6.19% + E##	11/18/22	07/21/35	Series 1A, Class D	1,100,000	1,234,923
Edmondstown Park CLO DAC +	6.77% + E##	11/18/22	07/21/35	Series 1A, Class E	1,250,000	1,404,152
Octagon 58 Ltd. ***, +	7.20% + SFvv	04/21/22	07/15/37	Series 2022-1A, Class E	$2,140,000	2,173,250
Otranto Park CLO ***, +	7.05% + E##	03/04/22	05/15/35	Series 1A, Class E	€1,172,000	1,295,318
Otranto Park CLO ***, +	4.15% + E##	03/04/22	05/15/35	Series 1A, Class D	750,000	826,039
Palmer Square European Loan Funding 2021-1 DAC ***, +	5.95% + E##	08/02/21	04/15/31	Series 2021-1A, Class E	714,000	777,085
Palmer Square European Loan Funding 2021-2 DAC ***, +	8.05% + E##	10/15/21	07/15/31	Series 2021-2A, Class F	375,000	403,499
Palmer Square European Loan Funding 2021-2 DAC ***, +	5.90% + E##	10/15/21	07/15/31	Series 2021-2A, Class E	625,000	667,730
Palmer Square European Loan Funding 2022-1 DAC ***, +	5.90% + E##	02/03/22	10/15/31	Series 2022-1A, Class E	667,000	711,819
Palmer Square European Loan Funding 2022-1 DAC ***, +	8.05% + E##	02/03/22	10/15/31	Series 2022-1A, Class F	500,000	538,014
Palmer Square European Loan Funding 2022-1 DAC ***, +	7.37% + E##	03/17/22	10/15/31	Series 2022-2A, Class E	1,500,000	1,651,808
Palmer Square European Loan Funding 2024-1 DAC ***, +, f	6.75% + E##	02/22/24	08/15/33	Series 2024-1A, Class E	1,230,000	1,315,424
Total Western Europe (0.21%)						31,226,926

Total Asset-Backed Securities (Cost $61,328,802)(0.42%)						$61,753,834

Total Public Investments (Cost $214,076,689)(1.67%)						$246,604,233

Private Equity Investments (93.38%) Direct Investments * (66.70%) Direct Equity (58.25%)	Investment Type	Acquisition Date	Shares	Fair Value**
Asia - Pacific (3.14%)
AAVAS Financiers Limited +, a	Common equity	03/28/18	2,623,753	$37,951,905
Argan Mauritius Limited +, a	Common equity	05/09/16	106,215	16,988,325
KKR Pebble Co-Invest L.P. +, a, c	Limited partnership interest	05/13/21	—	28,382,096
Partners Terra Pte. Ltd. +, a, b	Common equity	05/14/21	7,357,185	9,130,863
PG Esmeralda Pte. Ltd. +, a, b	Common equity	03/03/21	5,433,284	4,094,468
PG Esmeralda Pte. Ltd. +, a, b	Preferred equity	03/03/21	567,167	48,064,385

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Fair Value**
Asia - Pacific (continued)
PG Loa Pte. Ltd. +, a	Common equity	04/25/22	118,793	$1,449,593
PG Loa Pte. Ltd. +, a	Preferred equity	04/25/22	2,257,072	27,542,256
Sunsure Energy Private Limited +, a, b, c	Member interest	12/27/22	—	7,228,256
Sunsure Energy Private Limited +, a, b	Common equity	12/27/22	481,884	1,172,860
Sunsure Energy Private Limited +, a, b	Preferred equity	12/27/22	1,927,535	3,674,516
TPG Upswing Co-Invest, L.P. +, a, c	Limited partnership interest	01/10/19	—	16,688,549
Zenith Longitude Limited +, a, b	Common equity	08/13/21	26,838,037	262,470,388
Total Asia - Pacific (3.14%)				464,838,460

North America (29.10%)
Alliant Holdings, L.P. +, a, c	Limited partnership interest	12/01/21	—	39,209,549
AmSurg HoldCo, LLC +, a, d	Common equity	11/03/23	896,098	33,920,358
AP VIII Prime Security Services Holdings, L.P. +, a, c	Limited partnership interest	05/02/16	—	7,160,801
Astorg VII Co-Invest ERT +, a, c	Limited partnership interest	01/31/20	—	78,876,275
BCPE Hercules Holdings, L.P. +, a, c	Limited partnership interest	07/30/18	—	79,404,273
BI Gen Holdings, Inc. +, a	Common equity	01/01/21	14,561	327,509
CapitalSpring Finance Company, LLC +, a, b	Common equity	03/01/17	3,020,546	2,532,751
CB Poly Holdings, LLC +, a	Preferred equity	08/16/16	171,270	42,108,861
CB Titan MidCo Holdings, Inc. +, a	Common equity	01/01/21	56,634	1
CBI Parent, L.P. +, a, b	Common equity	01/06/21	1,145,918	—
CBI Parent, L.P. +, a, b, c	Member interest	10/17/22	—	—
CD&R Mercury Co-Investor, L.P. +, a, c	Limited partnership interest	10/14/20	—	289,243,572
Checkers Topco, LLC +, a	Common equity	06/16/23	9,517	72,614
Clarience Technologies, LLC +, a	Common equity	03/05/24	3,429	8,436,000
Confluent Health Holdings LP +, a, b	Common equity	05/30/19	30,362	75,177,581
ConvergeOne Investment L.P. +, a	Common equity	07/03/19	3,120	—
Cowboy Topco, Inc. +, a	Common equity	05/18/22	1,348,750	1,602,726
Cure Holdings, LLC +, a	Common equity	05/13/21	241,557	2,970,984
Dermatology Holdings, L.P. +, a, b, c	Limited partnership interest	04/01/22	—	144,036,748
DIF VI Co-Invest Project 2C C.V. +, a, c, d	Limited partnership interest	03/15/22	—	58,429,262
ECP Parent, LLC +, a, b	Preferred equity	12/21/23	4,250,000	8,848,978
ECP Parent, LLC +, a, b	Common equity	11/15/21	105,520,023	93,388,408
EdgeCore Holdings, L.P. +, a, b, c	Limited partnership interest	11/10/22	—	103,722,191
Encore Holdings LP +, a, b, c	Limited partnership interest	07/01/22	—	103,191,531
EnfraGen LLC +, a, b	Common equity	09/17/19	37,786	90,545,380
EQT Infrastructure IV Co-Investment (B) SCSp +, a, c	Limited partnership interest	03/09/20	—	123,417,276
EQT IX Co-Investment (F) SCSp +, a, c	Limited partnership interest	11/15/21	—	145,320,168
EQT VIII Co-Investment (C) SCSp +, a, c	Limited partnership interest	01/25/19	—	82,684,268
EXW Coinvest L.P. +, a, c	Limited partnership interest	06/17/16	—	5,222,671
FH EP Parent L.P. +, a, c	Limited partnership interest	03/12/24	—	10,422,000
FRP Investors II, L.P. +, a, c	Limited partnership interest	09/16/22	—	60,516,886
Halo Parent Newco, LLC +, a	Preferred equity	02/22/22	1,109	19,762,543
Icebox Holdco I Inc. +, a, b, c	Member interest	03/01/22	—	62,800,836
Icebox Parent L.P. +, a, b, c	Limited partnership interest	12/22/21	—	218,133,631
Idera Parent L.P. +, a, b, c	Limited partnership interest	03/02/21	—	270,973,196
KDOR Merger Sub Inc. +, a	Common equity	05/11/18	481	1
KENE Holdings, L.P. +, a, c	Limited partnership interest	08/08/19	—	471,731
KKR Cavalry Co-Invest Blocker Parent L.P. +, a, c	Limited partnership interest	03/24/22	—	71,381,553
KKR Enterprise Co-Invest AIV A L.P. +, a, c, d	Limited partnership interest	07/31/20	—	123,851
KKR Enterprise Co-Invest L.P. +, a, d	Common equity	10/09/18	9,684	—
KPOCH Holdings, L.P. +, a, b, c	Limited partnership interest	11/10/22	—	170,690,437
KPSKY Holdings L.P. +, a, b, c	Limited partnership interest	10/19/21	—	76,653,056
KSLB Holdings, LLC +, a	Common equity	07/30/18	252,000	1
LTF Holdings, Inc. +, a	Common equity	01/06/20	3,464,630	53,771,022

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Fair Value**
North America (continued)
Matterhorn Topco, L.P. +, a, c	Limited partnership interest	05/19/21	—	$15,635,321
MHS Acquisition Holdings, LLC +, a, b	Common equity	03/10/17	356	638,504
MHS Acquisition Holdings, LLC +, a, b	Preferred equity	03/10/17	35,285	346,815
MHS Blocker Purchaser L.P. +, a, b, c	Limited partnership interest	03/10/17	—	76,184,208
Milestone Investment Holdings, LLC +, a	Common equity	09/23/21	22,293,150	35,845,647
NC Ocala Co-Invest Alpha, L.P. +, a, c	Limited partnership interest	11/24/21	—	89,150,072
OMNIA Coinvest L.P. +, a, c	Limited partnership interest	10/23/20	—	30,935,183
Onex Fox, L.P. +, a, c	Limited partnership interest	04/25/19	—	82,015,958
Orion Opportunity L.P. +, a, c	Limited partnership interest	09/01/21	—	45,036,661
Patriot SPV, L.P. +, a, c	Limited partnership interest	03/18/21	—	97,025,946
PG BRPC Investment, LLC +, a, b	Common equity	08/01/19	32,079	84,594,435
PG Delta HoldCo, LLC +, a, b	Common equity	06/24/21	40,952	87,245,404
Raptor Holding Parent, L.P. +, a	Common equity	04/01/22	11,209	1,269,590
Real Hero Topco, L.P. +, a, c	Limited partnership interest	04/01/21	—	19,411,548
Safari Co-Investment L.P. +, a, c	Limited partnership interest	03/14/18	—	11,045,147
SC Landco Parent, LLC +, a	Common equity	11/28/16	2,672	485,499
SC Landco Parent, LLC +, a	Preferred equity	04/21/17	—	1
Shermco Intermediate Holdings, Inc. +, a	Common equity	06/05/18	11,525	2,565,229
Shingle Coinvest L.P. +, a, c	Limited partnership interest	05/29/18	—	227,524,554
SIH RP HoldCo L.P. +, a	Common equity	09/10/19	5,995,126	66,328,361
SLP West Holdings Co-Invest Feeder II, L.P. +, a, c	Limited partnership interest	08/18/17	—	31,037,964
SnackTime PG Holdings, Inc. +, a, b	Common equity	05/23/18	12	—
SnackTime PG Holdings, Inc. +, a, b, c	Member interest	05/23/18	—	10,573,061
Specialty Pharma Holdings LP +, a, b, c	Limited partnership interest	04/01/21	—	145,782,767
Starfish Intermediate, Inc. +, a	Preferred equity	06/06/22	7,136,374	213,989,415
Stonepeak Tiger (Co-Invest) Holdings (I-B) L.P. +, a, c	Limited partnership interest	08/17/21	—	32,653,156
SureWerx Topco, L.P. +, a, b, c	Limited partnership interest	12/28/22	—	59,814,352
T-VIII Mercury Co-Invest L.P. +, a, c	Limited partnership interest	07/29/21	—	6,983,371
Thermostat Purchaser, L.P. +, a, b, c	Limited partnership interest	08/31/21	—	90,401,213
TKC Topco LLC +, a	Common equity	10/14/16	4,632,829	—
VEEF II Co-Invest 2-A, L.P. +, a, c	Limited partnership interest	03/15/22	—	5,254,593
Velocity Holdings US LP +, a, c	Limited partnership interest	08/31/22	—	28,909,399
VEPF VII Co-Invest 2-A, L.P. +, a, c	Limited partnership interest	04/06/21	—	58,099,984
WHCG Purchaser, Inc. +, a, b, c	Member interest	06/14/23	—	2,377,506
WHCG Purchaser, L.P. +, a, b, c	Limited partnership interest	06/22/21	—	12,901,389
Woof Parent L.P. +, a	Common equity	12/21/20	1,441	1,133,714
Total North America (29.10%)				4,308,747,447

Rest of World (1.76%)
Carlyle Retail Turkey Partners, L.P. +, a, c	Limited partnership interest	07/11/13	—	6,684,019
PG Investment Company 53 S.a.r.l +, a	Preferred equity	03/04/24	6,084,438	6,633,489
PG Investment Company 53 S.a.r.l +, a	Common equity	03/04/24	711,862	2,012,164
Velvet LP SCS +, a, c	Limited partnership interest	03/04/24	—	204,535
Zabka Polska SA +, a	Preferred equity	09/25/19	120,777,003	3,610,913
Zabka Polska SA +, a	Common equity	09/25/19	2,551,723	240,999,166
Total Rest of World (1.76%)				260,144,286

South America (0.03%)
Centauro Co-Investment Fund, L.P. +, a, c	Limited partnership interest	11/28/13	—	3,700,217
Total South America (0.03%)				3,700,217

Western Europe (24.22%)
Ark EquityCo SAS +, a, c	Limited partnership interest	02/21/22	—	16,289,676
Aston Lux Acquisitions S.à.r.l. +, a	Common equity	01/11/21	218,625	236,846

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Fair Value**
Western Europe (continued)
Aston Lux Acquisitions S.à.r.l. +, a, c	Limited partnership interest	11/28/19	—	$3,476,198
Astorg VIII Co-Invest Open Health +, a, c	Limited partnership interest	08/04/22	—	22,866,746
Astorg VIII Co-Invest Open Health +, a, c	Limited partnership interest	07/14/23	—	383,571
Bock Capital JVCo Nature S.à.r.l. +, a, b	Common equity	07/01/21	12,590,000,000	184,424,230
Camelia Investment 1 Limited +, a, b	Preferred equity	10/12/17	6,768,617,529	158,602,618
Camelia Investment 1 Limited +, a, b	Common equity	10/12/17	86,516	2,605,878
Capri Acquisitions Topco Limited +, a	Common equity	11/01/17	8,345,985	61,927,218
CD&R Market Co-Investor, L.P. +, a, c	Limited partnership interest	11/10/21	—	51,793,708
Ciddan S.à.r.l. +, a	Preferred equity	09/15/17	23,249,522	27,893,493
Ciddan S.à.r.l. +, a	Common equity	09/15/17	12,263,240	71,335,553
Climeworks AG +, a	Common equity	04/25/22	18,455	699,645
Climeworks AG +, a	Preferred equity	04/25/22	2,288,663	86,765,140
EQT Future Co-Investment (C) SCSp +, a, c	Limited partnership interest	02/15/23	—	69,046,858
EQT Jaguar Co-Investment SCSp +, a, c	Limited partnership interest	11/30/18	—	55,244,099
EQT VIII Co-Investment (D) SCSp +, a, c, g	Limited partnership interest	10/01/19	—	216,085,598
Fides S.p.A +, a	Common equity	12/15/16	78,505	288,907
Global Blue Group Holding AG +, a	Common equity	09/11/20	97,250	493,451
Global Blue Holding L.P. +, a, c	Limited partnership interest	07/31/12	—	8,195,420
Green DC LuxCo S.à.r.l. +, a, b, c	Member interest	01/20/22	—	39,560,424
Green DC LuxCo S.à.r.l. +, a, b	Common equity	01/20/22	19,595,288	115,344,003
KKR Pegasus Co-Invest L.P. +, a, c	Limited partnership interest	07/07/22	—	15,567,470
KKR Sprint Co-Invest L.P. +, a, c	Limited partnership interest	09/29/22	—	7,150,673
KKR Traviata Co-invest L.P. +, a, c	Limited partnership interest	12/18/19	—	142,361,721
Luxembourg Investment Company 261 S.à.r.l. +, a	Common equity	07/31/18	1,484	69,334,682
Luxembourg Investment Company 261 S.à.r.l. +, a, c	Member interest	07/31/18	—	62,822,563
Luxembourg Investment Company 285 S.à.r.l. +, a, b	Preferred equity	08/22/19	7,865,820	6,345,274
Luxembourg Investment Company 285 S.à.r.l. +, a, b, c	Member interest	08/22/19	—	21,833,665
Luxembourg Investment Company 285 S.à.r.l. +, a, b	Common equity	08/22/19	6,999,953	—
Luxembourg Investment Company 293 S.à.r.l. +, a, b	Common equity	06/26/19	9,789,622	39,406,346
Luxembourg Investment Company 293 S.à.r.l. +, a, b, c	Member interest	06/26/19	—	11,356,302
Luxembourg Investment Company 314 S.à.r.l. +, a, b	Common equity	08/22/19	192,000	1
Luxembourg Investment Company 404 S.à.r.l. +, a, b	Common equity	02/14/23	145,800	9,621,057
Luxembourg Investment Company 404 S.à.r.l. +, a, b	Preferred equity	02/14/23	—	14,814,119
Luxembourg Investment Company 414 S.à.r.l. +, a, b, c	Member interest	07/02/21	—	41,065,841
Luxembourg Investment Company 414 S.à.r.l. +, a, b	Common equity	07/02/21	12,316,087	60,448,386
Luxembourg Investment Company 430 S.à.r.l. +, a, b	Common equity	05/10/21	52,594,635	60,515,776
Luxembourg Investment Company 430 S.à.r.l. +, a, b, c	Member interest	05/10/21	—	15,850,988
Magnesium Co-Invest SCSp +, a, c	Limited partnership interest	05/19/22	—	99,739,313
Mauritius (Luxemburg) Investments S.à.r.l. +, a	Common equity	10/19/21	11,698	1
Nerve Co-Invest SCSp +, a, c	Limited partnership interest	01/27/21	—	62,344,008
Oakley Capital V Co-Investment (A) SCSp +, a, c	Limited partnership interest	12/12/22	—	52,757,174
Orbiter Investments S.à.r.l. +, a, b	Common equity	12/17/21	8,568,857	273,466,108
OT Luxco 3 & Cy S.C.A. +, a	Warrants	12/01/17	844,553	1,126,370
Partners Group Satellite HoldCo S.à.r.l. +, a, b	Common equity	03/22/23	7,017,978	—
Partners Group Satellite HoldCo S.à.r.l. +, a, b	Preferred equity	03/22/23	7,975,901	53,842,689
Partners Group Satellite Warehouse S.C.S. +, a, b, c	Member interest	03/22/23	—	1,174,555
PG Investment Company 1 S.à.r.l. +, a, b, c	Member interest	10/28/21	—	90,997,748
PG Investment Company 1 S.à.r.l. +, a, b	Common equity	10/28/21	12,822,040	5,887,746
PG Investment Company 18 S.à.r.l. +, a, b	Preferred equity	07/07/22	113,856,528	149,843,905
PG Investment Company 18 S.à.r.l. +, a, b	Common equity	07/07/22	12,650,106	20,293,078
PG Investment Company 24 S.à.r.l. +, a, b	Common equity	07/13/22	889,862	22,997,301
PG Investment Company 24 S.à.r.l. +, a, b	Preferred equity	07/13/22	101,367,616	129,075,525
PG Investment Company 60 S.à r.l. +, a, b	Common equity	01/31/24	109,610	118,424
PG Investment Company 60 S.à r.l. +, a, b	Preferred equity	01/31/24	269,765	1,810,209

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Fair Value**
Western Europe (continued)
PG Lion Management Warehouse S.C.S +, a, b, c	Limited partnership interest	08/22/19	—	$232,873
PG Polaris TopCo S.à r.l. +, a	Common equity	03/27/24	1,941,043	1,941,291
PG Polaris TopCo S.à r.l. +, a	Preferred equity	03/27/24	36,879,822	36,879,819
PG Polaris Warehouse SCSp +, a, c	Limited partnership interest	03/27/24	—	748,547
PG TLP S.à.r.l. +, a, b, c	Member interest	04/14/21	—	34,767,764
PG TLP S.à.r.l. +, a, b	Common equity	04/14/21	6,473,126	79,508,402
PG Wave Limited +, a, b	Common equity	02/03/22	53,215,581	86,899,848
Pharmathen GP S.à.r.l. +, a, b	Common equity	01/20/22	110,300	1
Pharmathen Topco S.à.r.l. +, a, b	Preferred equity	01/20/22	98,858,068	131,586,873
Pharmathen Topco S.à.r.l. +, a, b	Common equity	01/20/22	79,910	28,917,834
Polyusus Lux XVI S.à.r.l. +, a, b	Common equity	05/23/18	44,442,345	—
Polyusus Lux XVI S.à.r.l. +, a, b	Preferred equity	05/23/18	244,659,996	—
Polyusus Lux XVI S.à.r.l. +, a, b, c	Member interest	10/01/22	—	2
Polyusus Lux XXIII S.à.r.l. +, a	Preferred equity	04/11/22	1,155,552	51,746
Polyusus Lux XXIII S.à.r.l. +, a	Preferred equity	08/19/21	13,114,964	910,768
Polyusus Lux XXIII S.à.r.l. +, a	Common equity	08/19/21	4,383,568	87,476
Refresco 2 Co-Invest SCSp +, a, c	Limited partnership interest	07/12/22	—	44,488,191
Rivage Luxco S.à.r.l. +, a	Common equity	02/22/22	900,000	63,017,977
Root JVCo S.à.r.l. +, a, b	Preferred equity	09/29/20	8,686,753	53,046,393
Root JVCo S.à.r.l. +, a, b	Common equity	09/29/20	2,362,997	18,494,452
Root JVCo S.à.r.l. +, a, b, c	Member interest	09/29/20	—	40,410,169
S.TOUS, S.L +, a	Common equity	10/06/15	622	20,436,644
Strider Investment 2 +, a	Preferred equity	04/01/23	278,539	592,756
Strider Investment 3 +, a	Preferred equity	04/01/23	24,476	26,440
Strider Topco S.a.s. +, a, c	Member interest	04/01/23	—	3,684,478
Strider Topco S.a.s. +, a	Common equity	04/01/23	8,138,656	17,294,656
Strider Topco S.a.s. +, a	Preferred equity	04/01/23	52,067,087	62,640,789
Surfaces SLP (SCSp) +, a, b, c	Limited partnership interest	10/01/20	—	29,161,781
Vanquish Bidco +, a, c	Member interest	05/25/23	—	3,757,348
Vanquish Topco +, a	Common equity	05/25/23	379,731	1
Vanquish Topco +, a	Preferred equity	05/25/23	34,851,987	44,565,523
Veonet Co-Invest SCSp (Lux) +, a, c	Limited partnership interest	03/09/22	—	44,328,454
Total Western Europe (24.22%)				3,586,007,594

Total Direct Equity (58.25%)				$8,623,438,004

Direct Debt (8.45%)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Asia - Pacific (0.42%)
BYJU’s Alpha, Inc. +, a	Cash 8.00% + P (0.75% Floor)	01/19/22	11/24/26	Senior	$2,812,615	$607,047
FFML Holdco Limited +, a	Cash 6.25% + BBSY (0.75% Floor)††	11/30/22	11/30/28	Senior	11,979,070	11,513,859
Fugue Finance B.V. +, a	Cash 4.50% + SF (0.50% Floor)vv	03/10/23	01/31/28	Senior	3,474,950	3,487,442
Fugue Finance B.V. +, a	Cash 3.75% + SFvv	03/06/24	02/26/31	Senior	8,000,000	8,030,000
Global Academic Group Limited +, a	Cash 6.00% + BBSY (0.50% Floor)††	07/26/22	07/26/27	Senior	12,728,400	12,052,466
Global Academic Group Limited +, a	Cash 6.00% + BBSY (0.50% Floor)††	07/29/22	07/29/27	Senior	4,651,970	4,299,427
Greencross Limited +, a	Cash 5.75% + SF (0.75% Floor)vv	03/22/22	03/23/28	Senior	10,209,150	10,170,928
ICON Cancer Care +, a	Cash 7.25% + BBSY (0.50% Floor)†	04/12/22	03/29/30	Second Lien	10,186,410	8,771,815
Snacking Investments BidCo Pty Limited +, a	Cash 4.00% + SF (1.00% Floor)[v]	01/15/20	12/18/26	Senior	1,248,000	1,251,376
Voyage Australia Pty Ltd +, a	Cash 3.50% + SF (0.50% Floor)vv	07/23/21	06/18/28	Senior	1,657,500	1,662,680
Total Asia - Pacific (0.42%)						61,847,040

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (5.14%)
Acrisure LLC +, a	Cash 3.75% + SF (0.50% Floor)[v]	08/18/21	02/13/27	Senior	$2,145,000	$2,149,687
Acrisure LLC +, a	Cash 4.25% + SF (0.50% Floor)[v]	12/08/21	02/15/27	Senior	977,500	981,777
Acrisure LLC +, a	Cash 3.50% + SFv	03/27/20	02/15/27	Senior	1,829,804	1,830,947
Acrisure LLC +, a	Cash 4.50% + SFvv	11/10/23	10/18/30	Senior	997,500	1,003,734
ADMI Corp. +, a, f	Cash 5.75% + SFvv	02/07/24	12/23/27	Senior	1,496,250	1,495,769
ADMI Corp. +, a	Cash 3.75% + SF (0.50% Floor)vv	07/14/21	12/23/27	Senior	1,365,000	1,321,491
Aimbridge Acquisition Co., Inc. +, a, f	Cash 3.75% + SFv	04/26/23	02/02/26	Senior	2,968,912	4,329,200
Air Medical Group Holdings, Inc. +, a	Cash 4.25% + SF (1.00% Floor)vv	02/25/21	10/02/25	Senior	963,500	902,684
AIT Buyer, LLC +, a	Cash 7.50% + SF (0.75% Floor)[v]	04/06/21	03/30/29	Second Lien	6,860,000	6,850,099
Alliant Holdings Intermediate, LLC +, a	Cash 3.50% + SF (0.50% Floor)[v]	12/08/21	11/05/27	Senior	1,281,651	1,288,334
Amneal Pharmaceuticals, Inc. +, a	Cash 5.50% + SFv	06/03/22	05/04/25	Senior	8,356,982	8,358,320
Apex Group Treasury Limited +, a	Cash 3.75% + SF (0.50% Floor)vv	08/27/21	07/27/28	Senior	2,050,447	2,051,729
Apex Tool Group +, a	Cash 5.25% + SF (0.50% Floor)[v]	02/22/22	02/08/29	Senior	3,235,000	2,248,325
AppLovin Corp. +, a	Cash 2.50% + SFv	03/24/21	08/15/25	Senior	969,617	970,223
AppLovin Corp. +, a	Cash 2.50% + SF (0.50% Floor)[v]	12/08/21	10/25/28	Senior	1,375,500	1,376,552
AppLovin Corp. +, a, f	Cash 2.50% + SF (0.50% Floor)vv	03/11/24	08/16/30	Senior	2,500,000	2,501,575
Aptean, Inc. +, a, e	Cash 5.25% + SF (0.75% Floor)vv	01/30/24	01/30/31	Senior	7,781,464	7,046,933
AQA Acquisition Holding, Inc. +, a	Cash 4.25% + SF (0.50% Floor)vv	03/18/21	03/03/28	Senior	1,069,750	1,071,756
athenahealth Group, Inc. +, a	Cash 3.25% + SF (0.50% Floor)vv	02/23/22	02/15/29	Senior	4,653,661	4,621,318
Banff Merger Sub Inc. +, a	Cash 4.25% + SFvv	01/31/22	10/02/25	Senior	4,372,802	4,406,057
Barracuda Networks, Inc. +, a	Cash 7.00% + SF (0.50% Floor)vv	05/17/22	08/15/30	Second Lien	4,000,000	3,610,840
Bausch & Lomb Inc. +, a	Cash 3.25% + SF (0.50% Floor)vvvv	05/18/22	05/10/27	Senior	3,250,500	3,220,433
Bausch + Lomb Corp. +, a	Cash 4.00% + SFv	09/14/23	09/29/28	Senior	1,990,000	1,992,497
BCPE Empire Holdings, Inc. +, a	Cash 4.00% + SF (0.50% Floor)[v]	06/07/23	12/11/28	Senior	2,278,550	2,283,677
Bella Holding Company, LLC +, a	Cash 3.75% + SF (0.75% Floor)[v]	05/13/21	04/01/28	Senior	3,510,000	3,509,017
BI Gen Holdings, Inc. +, a	Cash 5.00% + SFvv	10/04/18	09/05/25	Senior	5,513,042	5,535,452
Blackhawk Network Holdings, Inc. +, a	Cash 5.00% + SF (1.00% Floor)vv	03/18/24	02/27/29	Senior	6,200,000	6,217,794
BlueConic Holding, Inc. +, a	Cash 6.50% + SF (0.75% Floor)vv	01/27/22	01/27/28	Senior	18,912,000	18,712,963
BlueConic Holding, Inc. +, a	Cash 6.50% + SF (0.75% Floor)vv	06/13/23	01/27/28	Senior	7,092,000	7,017,361
Brown Group Holding, LLC +, a	Cash 3.00% + SF (0.50% Floor)vv	06/09/22	07/02/29	Senior	2,182,224	2,184,820
Burger Bossco Intermediate, Inc. +, a	Cash 4.25% + SF (1.00% Floor)vv	01/01/21	04/25/24	Senior	58,289	58,355
Campaign Monitor (UK) Limited +, a	Cash 8.90% + SF (1.00% Floor)vv	01/01/21	11/06/25	Second Lien	1,650,000	1,571,775
CapitalSpring Finance Company, LLC +, a, b	Cash 8.00%	03/01/17	02/10/25	Mezzanine	2,283,248	2,150,761
CapitalSpring Finance Company, LLC +, a, b	PIK 5.00%	03/01/17	02/10/25	Mezzanine	3,899,932	3,522,450
Carestream Dental Equipment, Inc. +, a	Cash 4.50% + SF (0.50% Floor)vv	11/26/21	09/01/24	Senior	1,376,009	1,204,008
Carestream Dental Equipment, Inc. +, a	Cash 8.00% + SF (1.00% Floor)vv	11/26/21	09/01/25	Second Lien	3,000,000	825,000
CD&R Hydra Buyer, Inc. +, a, f	Cash 4.00% +SFvv	03/15/24	03/25/31	Senior	1,800,000	1,806,192
Cengage Learning, Inc. +, a	Cash 4.25% + SF (1.00% Floor)vv	11/09/23	03/18/31	Senior	2,500,000	2,501,562
Central Parent, Inc. +, a	Cash 4.50% + SF (0.50% Floor)vv	07/12/22	07/06/29	Senior	992,500	996,599
Chariot Buyer LLC +, a	Cash 3.75% + SF (0.50% Floor)vv	02/08/24	11/03/28	Senior	1,000,000	1,003,335
Charlotte Buyer Inc +, a	Cash 5.25% + SF (0.50% Floor)vv	08/16/22	02/11/28	Senior	3,375,409	3,390,565
Charter NEX US, Inc. +, a	Cash 3.50% + SF (0.75% Floor)[v]	05/31/19	12/01/27	Senior	1,419,897	1,424,093

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
Checkers Drive-in Restaurants, Inc. +, a	Cash 7.00% + SFvv	06/16/23	06/16/27	Senior	$7,192	$7,210
Cheniere Energy Partners +, a	Cash 3.50% + SF (0.50% Floor)vvvv	06/09/21	06/04/28	Senior	2,918,226	2,930,527
Clydesdale Acquisition Holdings, Inc. +, a, f	Cash 3.675% + SF (0.50% Floor)vv	04/19/22	04/13/29	Senior	6,401,337	6,430,214
CNT Holdings I Corp. +, a, d	Cash 3.50% + SF (0.75% Floor)vv	02/15/24	11/08/27	Senior	1,695,750	1,700,914
CommScope, Inc. +, a	Cash 3.25% + SFv	04/26/19	04/06/26	Senior	2,965,036	2,698,183
ConnectWise, LLC +, a	Cash 3.50% + SF (0.76% Floor)[v]	10/06/21	09/29/28	Senior	1,661,750	1,663,304
Conservice Midco, LLC +, a	Cash 4.00% + SFvv	05/18/20	05/13/27	Senior	1,640,638	1,648,095
ConvergeOne Holdings, Inc. +, a	Cash 4.00% + SFvvv	03/27/19	01/04/26	Senior	2,850,000	58,781
ConvergeOne Holdings, Inc. +, a	Cash 7.50% + SFvv	04/15/19	01/04/27	Second Lien	31,200,000	1,306,500
Convergint Tech LLC +, a	Cash 6.75% + SF (0.76% Floor)[v]	04/12/21	03/30/29	Second Lien	1,400,000	1,314,250
Cornerstone OnDemand, Inc. +, a	Cash 3.75% + SF (0.50% Floor)[v]	10/22/21	10/16/28	Senior	1,176,000	1,155,914
Cornerstone OnDemand, Inc. +, a	Cash 6.00% + SF (1.00% Floor)[v]	09/07/23	10/16/28	Senior	2,977,500	2,950,822
Critical Start, Inc. +, a, e	Cash 6.25% + SF (0.75% Floor)vv	03/27/23	05/17/28	Senior	8,502,038	8,193,745
Critical Start, Inc. +, a	Cash 3.125% + SF (0.75% Floor)vv + PIK 3.125%	05/18/22	05/18/28	Senior	4,635,435	4,461,074
Crown Subsea Communications Holding, Inc. +, a	Cash 4.75% + SF (0.75% Floor)vv	02/07/24	01/30/31	Senior	7,400,000	7,452,429
CSC Holdings, LLC +, a	Cash 2.50% + SFv	08/11/21	04/15/27	Senior	2,014,804	1,827,538
CSC Holdings, LLC +, a	Cash 4.50% + SFv	12/07/18	01/15/26	Senior	955,280	949,310
DCert Buyer, Inc. +, a	Cash 4.00% + SFv	10/24/19	10/16/26	Senior	1,923,627	1,917,077
Deerfield Dakota Holding, LLC +, [a]	Cash 3.75% + SF (1.00% Floor)vv	06/01/20	04/09/27	Senior	962,500	958,958
Delta Topco, Inc. +, a	Cash 3.75% + SF (0.75% Floor)vv	01/06/21	12/01/27	Senior	2,042,250	2,047,039
Dentive Capital, LLC +, a, e	Cash 7.00% + SF (0.75% Floor)vv	12/23/22	12/22/28	Senior	13,363,785	13,295,975
Dexko Global, Inc. +, a	Cash 3.75% + SF (0.50% Floor)vv	10/07/21	10/04/28	Senior	1,568,000	1,555,260
DG Investment Intermediate Holdings 2, Inc. +, a	Cash 4.75% + SF (0.75% Floor)vv	11/15/22	03/31/28	Senior	2,280,950	2,288,078
DG Investment Intermediate Holdings 2, Inc. +, a	Cash 3.75% + SF (0.76% Floor)[v]	04/23/21	03/31/28	Senior	1,267,542	1,268,898
Diamond Parent Midco Inc. +, a	Cash 6.25% + SF (1.00% Floor)vv	09/01/22	08/04/25	Senior	28,914,325	28,986,610
Dieter’s Metal Fabricating Limited +, a	Cash 5.25% + SF (1.00% Floor)vv	12/19/23	12/19/29	Senior	441,620	433,288
Discovery Energy Corp. +, a, f	Cash 4.75% + SFvv	01/30/24	01/30/31	Senior	4,800,000	4,813,008
EAB Global, Inc. +, a	Cash 4.00% + SF (0.75% Floor)[v]	08/25/21	11/19/26	Senior	2,150,000	2,154,263
ECI Macola/Max Holding, LLC +, a	Cash 3.75% + SF (0.75% Floor)vv	09/13/21	11/09/27	Senior	1,653,015	1,658,627
Eisner Advisory Group LLC +, a	Cash 4.00% + SF (0.50% Floor)vv	03/01/24	02/28/31	Senior	2,600,000	2,613,819
Element Materials Technology +, a	Cash 4.25% + SF (0.50% Floor)vv	08/17/22	06/22/29	Senior	1,882,835	1,887,542
Element Materials Technology +, a	Cash 4.25% + SFvv	08/17/22	06/22/29	Senior	4,079,476	4,089,675
Endurance International Group Holdings, Inc. +, a	Cash 3.50% + SF (0.75% Floor)vv	04/28/21	02/10/28	Senior	3,792,750	3,311,283
Engineered Machinery Holdings, Inc. +, a	Cash 3.75% + SF (0.75% Floor)vv	08/16/21	05/21/28	Senior	1,564,000	1,560,575
Epiq Systems +, a	Cash 4.75% + SF (0.75% Floor)[v]	06/02/22	04/26/29	Senior	3,940,000	3,944,925
Evergreen Services Group, LLC +, a	Cash 6.25% + SF (0.75% Floor)vv	06/15/22	06/15/29	Senior	14,081,732	14,097,711
Evergreen Services Group, LLC +, a	Cash 5.75% + SF	02/26/24	06/15/29	Senior	294,686	291,961
Explorer Holdings, Inc. +, a	Cash 8.00% + SF (0.50% Floor)[v]	02/04/20	02/04/28	Second Lien	19,491,899	18,322,384
Fiesta Purchaser, Inc. +, a	Cash 4.00% + SFvv	02/15/24	02/12/31	Senior	6,300,000	6,317,923
Filtration Group Corp. +, a	Cash 3.50% + SF (0.50% Floor)[v]	11/01/21	10/21/28	Senior	2,047,500	2,054,820
First Student Bidco Inc. +, a	Cash 3.00% + SF (0.98% Floor)vv	08/11/21	08/21/28	Senior	1,025,559	1,025,846

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
First Student Bidco, Inc. +, a	Cash 4.00% + SF (0.50% Floor)vv	08/05/22	07/21/28	Senior	$925,574	$927,425
Flynn Restaurant Group LP +, a	Cash 4.25% + SF (0.50% Floor)[v]	12/10/21	11/22/28	Senior	3,342,652	3,357,276
Foundation Building Materials, Inc. +, a	Cash 4.00% + SFvv	03/06/24	01/29/31	Senior	1,400,000	1,407,616
Genesys Cloud Services Holdings I, LLC +, a	Cash 3.75% + SF (0.75% Floor)vv	03/15/24	12/01/27	Senior	4,900,000	4,924,524
GHX Ultimate Parent Corp. +, a	Cash 4.00% + SF (1.00% Floor)vv	01/01/21	06/22/24	Senior	1,896,293	1,906,372
GHX Ultimate Parent Corp. +, a	Cash 4.00% + SF (0.50% Floor)vvvv	02/28/24	06/30/27	Senior	800,000	806,000
Global Medical Response, Inc. +, a, f	Cash 2.50% + SF (1.00% Floor)[v]	03/27/24	03/14/25	Senior	2,992,099	2,801,981
GoTo Group, Inc. +, a	Cash 4.75% + SFv	02/05/24	04/30/28	Senior	4,122,500	3,558,830
Great American Outdoors Group, LLC +, a	Cash 3.75% + SF (0.75% Floor)vv	05/14/21	03/06/28	Senior	1,741,838	1,744,982
GTCR W Merger Sub, LLC +, a	Cash 3.00% + SFvv	02/06/24	09/20/30	Senior	1,800,000	1,808,631
Heartland Dental Holdings, Inc. +, a	Cash 5.00% + SF (0.75% Floor)vv	05/15/18	04/30/25	Senior	5,796,697	5,881,347
Heartland Home Services, Inc. +, a	Cash 6.75% + SF (1.00% Floor)vv	11/08/22	12/15/26	Senior	11,910,000	11,919,443
Help/Systems Holdings, Inc. +, a	Cash 6.75% + SF (0.75% Floor)vv	11/05/21	11/19/27	Second Lien	3,600,000	3,001,500
Help/Systems Holdings, Inc. +, a	Cash 4.00% + SF (1.00% Floor)[v]	05/25/21	11/19/26	Senior	4,072,727	3,950,118
High Bar Brands Operating, LLC +, a, e	Cash 5.25% + SF (1.00% Floor)vv	12/19/23	12/19/29	Senior	2,561,398	2,124,463
Howden Group Holdings Ltd. +, a	Cash 4.00% + SF (0.50% Floor)vv	02/14/24	04/18/30	Senior	1,392,965	1,399,937
Hub International Ltd. +, a	Cash 3.25% + SF (0.75% Floor)vv	06/08/23	06/20/30	Senior	1,097,250	1,098,890
Husky Injection Molding Systems Ltd. +, a	Cash 3.00% + SF (1.00% Floor)[v]	05/22/19	03/28/25	Senior	4,896,999	4,899,031
Husky Injection Molding Systems Ltd. +, a, f	Cash 5.00% + SFvv	02/01/24	02/15/29	Senior	1,900,000	2,911,194
Husky Injection Molding Systems Ltd. +, a	Cash 9.00%	02/01/24	02/15/29	Senior	200,000	209,451
Idera, Inc. +, a, b	Cash 3.75% + SF (0.75% Floor)vv	12/17/18	06/27/24	Senior	1,232,275	1,229,521
Indy US Bidco, LLC +, a	Cash 3.75% + SFvv	03/29/21	03/06/28	Senior	970,125	936,981
Ineos Quattro Holdings UK Limited +, a, f	Cash 4.25% + SFvv	03/07/24	04/02/29	Senior	3,300,000	3,297,954
INNIO Group Holdings GmbH +, a	Cash 3.25% + E###	11/30/18	10/31/25	Senior	1,103,751	1,045,290
Integrity Marketing Acquisition, LLC +, a	Cash 6.02% + SF (0.75% Floor)vv	06/21/22	08/27/25	Senior	19,953,889	19,717,057
Integrity Marketing Intermediate, LLC +, a, e	Cash 6.00% + SF (0.75% Floor)vv	05/23/23	08/27/26	Senior	5,712,670	4,087,911
Iris Holdings Inc. +, a	Cash 4.75% + SF (0.50% Floor)vv	06/15/22	06/28/28	Senior	1,821,263	1,746,135
Kaman Corporation +, a, f	Cash 3.50% + SF (0.75% Floor)vv	03/26/24	03/27/31	Senior	1,300,000	1,302,847
KCIBT Intermediate II, Inc. +, a	Cash 1.00% + SF (1.00% Floor)vv	12/23/20	06/01/25	Senior	256,161	162,211
Kene Acquisition, Inc. +, a, e	Cash 5.50% + SF (1.00% Floor)vv	02/08/24	02/08/31	Senior	4,127,641	3,560,144
Kingpin Intermediate Holdings LLC +, a	Cash 3.50% + SFvv	10/05/18	07/03/24	Senior	4,282,990	4,288,344
Knowlton Development Corp. Inc. +, a	Cash 3.75% + SFv	06/24/22	12/22/25	Senior	1,480,620	1,485,247
KSLB Holdings, LLC +, a	Cash 8.75% + SF (1.00% Floor)vv	01/01/21	07/30/26	Second Lien	3,212,308	2,443,307
LBM Acquisition, LLC +, a	Cash 3.25% + SF (0.75% Floor)[v]	09/07/21	12/17/27	Senior	4,803,658	4,801,256
Magenta Buyer LLC +, a	Cash 8.25% + SF (0.75% Floor)vv	10/13/21	07/27/29	Second Lien	2,000,000	—
Magenta Buyer LLC +, a	Cash 5.00% + SF (0.75% Floor)vv	08/02/21	07/27/28	Senior	1,671,250	1,002,750
Maverick Bidco, Inc. +, a	Cash 6.75% + SF (0.75% Floor)vv	05/26/21	05/18/29	Second Lien	6,603,000	6,267,370
Max US BidCo, Inc. +, a	Cash 5.00% + SF (0.50% Floor)vv	10/11/23	10/03/30	Senior	5,000,000	4,597,325

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
McAfee Inc. +, a	Cash 3.75% + SF (0.50% Floor)vv	03/09/22	03/01/29	Senior	$2,554,500	$2,555,752
Medline Borrower, L.P. +, a	Cash 2.75% + SF (0.50% Floor)[v]	11/03/21	10/23/28	Senior	981,930	985,165
Mitchell International, Inc. +, a	Cash 3.75% + SF (0.50% Floor)[v]	10/21/21	10/15/28	Senior	3,724,000	3,729,735
Mitchell International, Inc. +, a	Cash 6.50% + SF (0.50% Floor)[v]	10/26/21	10/15/29	Second Lien	1,000,000	1,000,625
MJH Healthcare Holdings, LLC +, a	Cash 3.50% + SF (0.50% Floor)vv	04/08/22	01/28/29	Senior	1,666,000	1,664,967
Motion Acquisition Limited +, a, f	Cash 3.50% + SFvv	01/24/24	11/12/29	Senior	2,000,000	1,999,260
National Spine & Pain Centers, LLC +, a	Cash 8.50% + SFvv	04/01/23	02/13/26	Senior	505,463	53,827
Navicure, Inc. +, a	Cash 4.00% + SFvv	11/19/19	10/22/26	Senior	4,799,659	4,794,392
NEP Group, Inc. +, a	Cash 3.25% + SFv + PIK 1.50%	02/10/22	10/20/25	Senior	1,065,852	1,018,980
NEP Group, Inc. +, a	Cash 4.00% + SF (0.50% Floor)vv	12/06/21	10/20/25	Senior	1,893,061	1,812,763
Netsmart Technologies, Inc. +, a	Cash 3.75% + SF (1.00% Floor)vv	07/16/18	10/01/27	Senior	2,188,455	2,195,534
NSM Top Holdings Corp. +, a	Cash 5.25% + SFvv	11/26/19	11/16/26	Senior	1,436,250	1,429,521
NSPC Intermediate II, LLC +, a	Cash 8.50% + SFvv	03/01/24	03/01/25	Senior	20,494	19,055
NSPC Intermediate II, LLC +, a	Cash 8.00% + SF (1.00% Floor)vv	05/08/23	02/13/26	Senior	69,477	51,837
nThrive Health Inc. +, a	Cash 4.00% + SF (0.50% Floor)vv	05/24/22	12/18/28	Senior	1,960,000	1,657,425
Oceankey (U.S.) II Corp. +, a	Cash 3.50% + SF (0.05% Floor)vv	01/06/22	12/15/28	Senior	1,862,000	1,845,707
Odyssey Logistics & Technology Corp. +, a	Cash 4.50% + SF (0.50% Floor)[v]	08/10/23	10/12/27	Senior	2,511,579	2,513,626
OEConnection LLC +, a	Cash 4.00% + SFvv	10/28/19	09/25/26	Senior	2,884,180	2,885,982
Olympus Water US Holding Corp. +, a	Cash 5.00% + SF (1.50% Floor)vv	05/24/23	11/09/28	Senior	1,496,250	1,499,991
OneDigital Borrower LLC +, a	Cash 4.25% + SF (0.50% Floor)vv	12/11/20	11/16/27	Senior	4,819,211	4,825,235
OneDigital Holdings, LLC +, a	Cash 6.00% + SF (0.50% Floor)[v]	03/21/23	11/16/27	Senior	7,608,111	7,544,825
Oscar AcquisitionCo, LLC +, a	Cash 4.50% + SF (0.50% Floor)vv	02/08/24	04/29/29	Senior	1,496,203	3,003,656
PAI Holdco, Inc. +, a	Cash 3.75% + SF (1.00% Floor)vv	11/09/20	10/22/27	Senior	1,163,999	1,101,434
Pascal Midco 2, LLC +, a	Cash 5.75% + SF (0.75% Floor)vv	07/01/22	07/21/27	Senior	13,611,112	13,551,518
PDI TA Holdings, Inc. +, a, e	Cash 5.50% + SF (0.75% Floor)vv	02/01/24	02/03/31	Senior	7,214,040	6,394,596
PECF USS Intermediate Holding III Corp. +, a	Cash 4.25% + SF (0.50% Floor)vv	10/07/22	12/15/28	Senior	982,412	752,655
Peraton Corp. +, a	Cash 3.75% + SF (0.75% Floor)[v]	04/12/21	02/01/28	Senior	1,898,690	1,900,627
Pre-Paid Legal Services, Inc. +, a	Cash 7.00% + SF (0.50% Floor)[v]	01/18/22	12/14/29	Senior	655,593	642,481
Pre-Paid Legal Services, Inc. +, a, f	Cash 3.75% + SF (0.50% Floor)vv	03/12/24	12/15/28	Senior	5,785,694	5,765,560
Pretium PKG Holdings, Inc. +, a	Cash 6.75% + SF (0.50% Floor)vv	10/05/21	10/01/29	Second Lien	1,800,000	1,125,567
ProAmpac PG Borrower, LLC +, a	Cash 4.50% + SF (0.75% Floor)vv	09/26/23	09/15/28	Senior	2,002,771	2,008,779
Procera Networks, Inc. +, a	Cash 4.50% + SFv	11/20/18	10/31/25	Senior	1,128,717	842,774
Project Alpha Intermediate Holding, Inc. +, a	Cash 4.75% + SF (0.50% Floor)[v]	10/31/23	10/28/30	Senior	4,500,000	4,529,677
Project Leopard Holdings, Inc. +, a	Cash 5.25% + SF (0.50% Floor)vv	06/15/22	07/20/29	Senior	2,962,500	2,748,459
Project Ruby Ultimate Parent Corp. +, a	Cash 3.50% + SFvvvv	02/23/24	03/10/28	Senior	3,100,000	3,107,750
Prometric Holdings PIK, Inc. +, a	Cash 7.50% + SF (1.00% Floor)vv; PIK 9.25%	10/06/23	07/31/28	Mezzanine	7,437,928	7,473,064
Prometric Holdings, Inc. +, a	Cash 3.00% + SF (1.00% Floor)vv	10/26/23	01/31/28	Senior	5,879,671	5,885,815
Radiate HoldCo, LLC +, a	Cash 3.25% + SF (0.75% Floor)vv	07/16/19	09/25/26	Senior	977,500	821,100
Radiology Partners, Inc. +, a	Cash 4.00% + SFvv	01/01/21	07/09/25	Senior	2,139,239	2,072,003
Radwell Parent, LLC +, a, e	Cash 6.75% + SF (0.75% Floor)vv	12/01/22	04/01/29	Senior	1,120,924	222,135
Radwell Parent, LLC +, a	Cash 6.75% + SF (0.75% Floor)vv	12/01/22	04/01/29	Senior	5,926,465	5,970,913
Radwell Parent, LLC +, a	Cash 6.525% + SF (0.75% Floor)vv	04/06/22	04/01/29	Senior	13,969,843	14,074,617
Raptor Parent, LLC +, a	Cash 6.525% + SF (0.75% Floor)vv	04/06/22	04/01/29	Senior	707,777	713,085
Recess Holdings, Inc. +, a	Cash 4.50% + SF (1.00% Floor)vv	03/01/24	02/20/30	Senior	6,400,000	6,430,016

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
Red Planet Borrower, LLC +, a	Cash 3.75% + SF (0.50% Floor)[v]	10/04/21	10/02/28	Senior	$4,632,245	$6,040,834
Redstone Holdco 2 L.P. +, a	Cash 4.75% + SF (0.75% Floor)[v]	05/10/21	04/27/28	Senior	1,083,705	899,930
Redstone Holdco 2 L.P. +, a	Cash 7.75% + SF (0.75% Floor)[v]	05/03/21	04/16/29	Second Lien	2,500,000	1,504,162
Rent-A-Center, Inc. +, a	Cash 4.00% + SF (0.75% Floor)vv	03/02/21	02/17/28	Senior	922,351	923,693
Restaurant Technologies, Inc. +, a	Cash 4.25% + SF (0.50% Floor)vv	04/06/22	04/02/29	Senior	3,430,000	3,405,355
Restoration Hardware, Inc. +, a	Cash 3.25% + SF (0.50% Floor)vv	05/24/22	10/20/28	Senior	4,432,500	4,365,082
Riverside Assessments, LLC +, a, e	Cash 5.25% + SFvv	03/19/24	03/19/31	Senior	391,832	31,865
Riverside Assessments, LLC +, a	Cash 5.25%	03/19/24	03/19/31	Senior	2,710,168	2,655,965
RLG Holdings, LLC +, a	Cash 4.25% + SF (0.75% Floor)[v]	07/19/21	07/10/28	Senior	1,173,469	4,647
Rocket Software, Inc. +, a	Cash 4.25% + SFv	12/05/18	11/28/25	Senior	5,771,480	5,736,505
Rough Country, LLC +, a	Cash 3.50% + SF (0.75% Floor)[v]	08/03/21	07/26/28	Senior	1,843,503	1,838,322
Ryan LLC +, a, e	Cash 4.50% + SF (0.50% Floor)[v]	11/20/23	11/14/30	Senior	1,447,619	1,456,674
Sabre GLBL Inc. +, a	Cash 3.50% + SF (0.50% Floor)[v]	08/09/21	12/17/27	Senior	1,118,754	954,135
Sabre GLBL Inc. +, a	Cash 3.50% + SF (0.50% Floor)vv	08/09/21	12/17/27	Senior	714,105	609,028
SCIH Salt Holdings, Inc. +, a	Cash 4.00% + SF (0.75% Floor)[v]	04/17/20	03/16/27	Senior	790,930	793,267
Senneca Holdings, Inc. +, a	PIK 11.00%	01/01/21	05/11/26	Second Lien	1,276,647	3
Senneca Holdings, Inc. +, a	PIK 10.00%	01/01/21	11/11/25	1.5 Lien	1,388,056	1
Skopima Consilio Parent LLC +, a	Cash 4.00% + SF (0.76% Floor)vvvv	05/18/21	04/30/28	Senior	4,557,816	4,546,057
Skopima Consilio Parent LLC +, a	Cash 4.50% + SF (0.50% Floor)vv	10/11/23	05/12/28	Senior	8,279,250	8,261,988
Sorenson Communications, LLC +, a	Cash 5.50% + SF (0.75% Floor)[v]	03/23/21	03/12/28	Senior	2,100,000	2,138,062
Sound Inpatient Physicians, Inc +, a	Cash 3.00% + SFvv	08/23/18	06/27/25	Senior	1,323,000	750,803
Sovos Compliance, LLC +, a	Cash 4.50% + SF (0.50% Floor)[v]	08/16/21	08/11/28	Senior	1,663,002	1,650,346
Spring Education Group, Inc. +, a	Cash 4.50% + SFvv	09/29/23	10/04/30	Senior	4,494,784	4,518,943
SSH Group Holdings, Inc. +, a	Cash 4.25% + SFvv	06/05/19	07/30/25	Senior	3,323,830	3,341,696
Star US Bidco, LLC +, a	Cash 4.25% + SF (1.00% Floor)[v]	04/24/20	03/17/27	Senior	1,844,462	1,853,684
Surgery Center Holdings, Inc. +, a	Cash 3.50% + SFv	01/02/24	12/19/30	Senior	897,089	902,386
Tacala Investment Corp. +, a	Cash 4.00% + SF (0.75% Floor)vv	02/08/24	01/31/31	Senior	2,400,000	2,405,256
Tank Holding Corp. +, a, e	Cash 6.00% + SF (0.75% Floor)vv	03/31/22	03/31/28	Senior	198,886	166,396
Tank Holding Corp. +, a	Cash 5.75% + SF (0.75% Floor)vv	04/11/22	03/31/28	Senior	21,168,945	20,960,643
Telenet Financing USD LLC +, a	Cash 2.00% + SFv	04/27/20	04/30/28	Senior	1,400,000	1,364,706
Thevelia (US), LLC +, a	Cash 4.75% + SFvv	03/29/23	06/18/29	Senior	6,853,492	6,873,847
Tivity Health Inc +, a	Cash 6.00% + SF (0.75% Floor)vv	06/28/22	06/28/29	Senior	15,416,235	15,357,876
TLP Acquisition Holdings, LLC +, a	Cash 8.00% + SF (1.00% Floor)[v]	02/26/19	02/26/26	Mezzanine	29,076,705	28,935,021
Tory Burch LLC +, a	Cash 3.50% + SF (0.50% Floor)[v]	04/30/21	04/16/28	Senior	972,500	972,325
Trident TPI Holdings, Inc. +, a	Cash 4.00% + SF (0.50% Floor)vv	09/22/21	09/15/28	Senior	1,658,666	1,661,311
Trilon Group, LLC +, a, e	Cash 6.25% + SF (0.75% Floor)vv	06/02/22	05/27/29	Senior	10,355,625	10,409,274
Triton Water Holdings, Inc. +, a	Cash 3.25% + SF (0.50% Floor)vv	04/19/21	03/31/28	Senior	1,361,504	1,348,917
Truist Insurance Holdings, LLC +, a, f	Cash 3.25% + SFvv	03/22/24	03/24/31	Senior	3,400,000	3,398,572
UKG Inc. +, a	Cash 3.50% + SF (0.75% Floor)vv	07/13/20	05/04/26	Senior	970,218	976,433
Upstream Newco, Inc. +, a	Cash 4.25% + SFvv	08/04/21	11/20/26	Senior	6,189,428	5,840,313
Utz Quality Foods, LLC +, a	Cash 3.00% + SFvv	01/29/21	01/20/28	Senior	2,932,943	2,941,844
Virtusa Corp. +, a	Cash 3.75% + SF (0.75% Floor)vv	02/28/22	02/11/28	Senior	2,156,000	2,162,737
Vision Solutions, Inc. +, a	Cash 4.00% + SF (0.75% Floor)vv	05/06/21	04/24/28	Senior	3,802,500	3,810,980
Vision Solutions, Inc. +, a	Cash 7.25% + SF (0.75% Floor)vv	09/07/21	04/23/29	Second Lien	2,300,000	2,157,400
VS Buyer, LLC +, a	Cash 3.25% + SFvv	04/10/20	02/28/27	Senior	1,920,000	1,924,810
Wand Newco 3, Inc. +, a	Cash 3.75% + SFvv	02/14/24	01/31/31	Senior	1,700,000	1,706,775
Weld North Education LLC +, a	Cash 3.50% + SF (0.75% Floor)vv	01/06/21	12/15/27	Senior	4,253,288	4,248,716
WHCG Purchaser, Inc. +, a, b	PIK 20% + SF (1.00% Floor)vv	09/19/23	06/22/28	Senior	3,407,722	3,407,722
Windsor Holdings III, LLC +, a	Cash 4.50% + SFv	08/07/23	08/01/30	Senior	2,289,512	2,301,326
Woof Holdings, Inc. +, a	Cash 7.25% + SF (0.75% Floor)vv	01/08/21	12/22/28	Second Lien	7,200,000	4,932,766

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
Woof Holdings, Inc. +, a	Cash 3.75% + SF (0.75% Floor)vv	09/26/23	12/21/27	Senior	$2,979,527	$2,383,621
WWEX UNI TopCo Holdings, LLC +, a	Cash 4.00% + SF (0.75% Floor)vv	08/03/21	07/26/28	Senior	2,639,250	2,629,947
YI Group Midco, LLC +, a	Cash 5.75% + SF (1.00% Floor)[v]	12/01/23	12/01/29	Senior	6,145,466	5,899,647
YI, LLC +, a, e	Cash 5.75% + SF (1.00% Floor)vv	01/12/23	01/12/29	Senior	—	28
Zacapa S.à.r.l. +, a	Cash 4.25% + SF (0.50% Floor)vv	07/31/18	07/02/25	Senior	2,196,670	2,200,020
Total North America (5.14%)						761,586,222

Rest of World (0.01%)
Gems Education +, a	Cash 4.75% + SFv	08/15/22	07/31/26	Senior	1,965,261	1,974,272
Total Rest of World (0.01%)						1,974,272

Western Europe (2.88%)
Acuris Finance US, Inc. +, a	Cash 4.00% + SF (0.50% Floor)vv	03/11/21	02/16/28	Senior	677,083	677,188
AD Education +, a	PIK 8.50%	06/21/22	03/30/29	Mezzanine	13,084,544	14,502,307
AEA International Holdings (Luxembourg) S.à.r.l. +, a	Cash 3.75% + SF (0.50% Floor)vv	09/15/21	09/07/28	Senior	2,248,365	2,256,796
AI PLEX AcquiCo GmbH +, a	Cash 5.00% + SFv	08/23/19	07/31/26	Senior	4,794,699	4,644,865
Albion Financing 3 S.à.r.l +, a	Cash 5.51% + SF (0.50% Floor)vv	01/14/22	08/17/26	Senior	2,443,750	2,459,023
Alcumus +, a, e	Cash 5.75% + S>>	06/29/22	03/09/29	Senior	1,984,236	1,887,272
Altice France S.A. +, a	Cash 5.50% + SFvv	01/27/21	08/14/26	Senior	3,814,550	3,239,182
Amer Sports Company +, a	Cash 3.25% + SFvv	02/26/24	02/17/31	Senior	2,300,000	2,305,750
Asgard Investments B.V. +, a	Cash 5.50% + E##	03/15/22	03/15/29	Senior	13,721,320	13,431,021
Aston Finco S.à.r.l. +, a	Cash 4.25% + SFv	11/14/19	10/09/26	Senior	2,688,000	2,420,396
Aston Finco S.à.r.l. +, a	Cash 8.25% + S>	10/25/19	10/09/27	Second Lien	36,733,592	31,300,968
Athena Bidco +, a, f	Cash 4.00% + E##	03/06/24	03/06/31	Senior	3,400,000	3,679,986
Auris Luxembourg III S.à.r.l. +, a	Cash 3.75% + SFvv	04/04/19	02/27/26	Senior	5,925,024	5,945,406
Babar Bidco +, a	Cash 4.00% + E###	12/04/20	11/17/27	Senior	1,214,051	1,080,772
Barentz International B.V. +, a, f	Cash 4.00% + SFvv	03/01/24	03/30/31	Senior	2,200,000	2,211,000
BK LC Lux SPV S.à.r.l. +, a	Cash 3.25% + SF (0.50% Floor)vv	07/09/21	04/28/28	Senior	736,888	739,257
BME Group Holding B.V. +, a, f	Cash 4.75% + E###	03/22/24	12/31/29	Senior	5,000,000	5,238,579
Breeze Buyer B.V. +, a	Cash 6.00% + E##	01/10/24	01/10/31	Senior	20,535,135	19,757,507
Casper Bidco SAS +, a, f	Cash 4.25% + E###	03/01/24	03/21/31	Senior	5,900,000	6,357,559
CD&R Firefly Bidco Limited +, a	Cash 6.00% + S>>	08/31/18	06/23/25	Senior	7,113,072	6,953,075
CD&R Firefly Bidco Limited +, a, f	Cash 6.00% + S>>>	03/16/24	06/21/28	Senior	1,500,000	1,886,146
CEP V Investment 22 S.à.r.l. (Lux) +, a	PIK 8.25% + SFv	02/28/22	08/31/30	Mezzanine	7,025,874	6,951,403
CEP V Investment 22 S.à.r.l. (Lux) +, a	PIK 8.25% + E###	02/28/22	08/31/30	Mezzanine	997,564	960,669
Cidron Kuma 2 S.à.r.l. +, a	Cash 13.00% + E (0.50% Floor)####	01/01/21	02/28/26	Second Lien	1,146,938	860,617
Constellation Automotive Group Limited +, a	Cash 4.75% + S>>>	09/03/21	07/28/28	Senior	1,387,192	1,161,654
Constellation Automotive Limited +, a	Cash 7.50% + S>>>	10/18/21	07/30/29	Second Lien	1,372,084	927,105
Constellation BidCo GmbH +, a	Cash 5.25% + E##	10/26/22	06/27/29	Senior	26,760,488	28,659,080
CTEC III GmbH +, a	Cash 3.75% + E##	03/29/18	03/07/25	Senior	4,055,926	3,422,242
DataCo AcquiCo GmbH +, a	Cash 6.00% + E###	01/26/24	01/31/31	Senior	6,892,466	6,669,282
Dragon Bidco Limited +, a	Cash 5.75% + S>>	03/09/22	03/09/29	Senior	8,941,459	8,558,006
Eagle Bidco Limited +, a	Cash 3.75% + E#	09/07/23	03/20/28	Senior	7,386,454	7,370,637
Envirotainer +, a, e	Cash 5.75% + E##	07/29/22	07/27/29	Senior	8,191,195	8,580,300
Envirotainer +, a	Cash 5.75% + SF (0.75% Floor)vv	07/29/22	07/27/29	Senior	4,089,559	4,039,426
Financière Mendel +, a	Cash 4.25% + SFvv	12/06/23	11/12/30	Senior	2,400,000	2,408,400
Fusilli AcquiCo S.à.r.l. +, a, f	Cash 5.25% + E###	01/27/22	04/12/26	Senior	6,321,509	6,538,592

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Western Europe (continued)
Grupo Iberica de Congelados, SA +, a	Cash 7.75% + E##	06/28/19	11/28/24	Senior	$519,604	$421,132
Grupo Iberica de Congelados, SA +, a	Cash 7.12% + E#	06/28/19	11/28/24	Senior	464,988	376,866
Gulfstream Bidco AS +, a	Cash 5.00% + SFvv	01/19/24	01/19/31	Senior	3,676,000	3,586,083
HNVR Holdco Limited +, a	Cash 5.25% + E###	01/25/22	09/12/27	Senior	3,321,745	3,249,785
HNVR Holdco Limited +, a, f	Cash 4.25% + E##	03/22/24	09/12/27	Senior	5,000,000	5,416,335
Holding Socotec SAS +, a	Cash 4.00% + SF (0.75% Floor)vv	09/10/21	06/30/28	Senior	1,470,000	1,458,975
Hunter Douglas NV +, a	Cash 3.50% + SF (0.50% Floor)vv	03/07/22	02/26/29	Senior	1,768,500	1,751,231
Hunter Holdco 3 Limited +, a	Cash 4.25% + SF (0.50% Floor)vv	08/26/21	08/19/28	Senior	7,285,188	7,289,741
IGT Holding IV AB +, a	Cash 5.31% + SF (0.50% Floor)vv	07/21/21	03/31/28	Senior	1,843,000	1,848,759
Inception Finco S.à r.l. +, a, f	Cash 4.50% + SFvv	03/15/24	03/17/31	Senior	1,100,000	1,100,693
Ineos Quattro Holdings UK Limited +, a	Cash 3.75% + SFv	03/17/23	03/01/30	Senior	1,985,000	1,985,010
INNIO Group Holding GmbH +, a	Cash 4.25% + SFvvv	02/08/24	11/02/28	Senior	2,511,634	2,527,859
International Park Holdings B.V. +, a	Cash 5.00% + E#	11/16/21	06/13/24	Senior	2,967,557	2,833,950
ION Trading Finance Limited +, a	Cash 4.75% + SF (1.00% Floor)vv	05/25/21	04/01/28	Senior	2,723,000	2,723,000
Lernen Bidco Ltd. +, a	Cash 4.75% + E##	06/16/23	04/24/29	Senior	6,523,196	6,483,236
Loire UK Midco 3 Limited +, a	Cash 3.50% + SF (0.75% Floor)vv	07/09/21	04/21/27	Senior	1,258,029	1,233,498
Loire UK Midco 3 Limited +, a	Cash 3.00% + SFv	06/08/20	04/21/27	Senior	1,348,409	1,324,812
Mar Bidco S.à.r.l. +, a	Cash 4.25% + SFvv	07/30/21	07/06/28	Senior	2,925,000	2,786,063
Matador Bidco S.à.r.l. +, a	Cash 4.50% + SF (0.76% Floor)[v]	11/12/19	10/15/26	Senior	3,023,676	3,032,490
Nomad Foods Limited +, a	Cash 3.75% + SF (0.50% Floor)vv	12/09/22	11/12/29	Senior	1,173,110	1,176,201
Nouryon Finance B.V. +, a	Cash 4.00% + SFvv	03/03/23	04/03/28	Senior	2,382,000	2,392,921
OT Luxco 3 & Cy S.C.A. +, a	Cash 8.75% + E (1.00% Floor)###; PIK 9.00%	05/31/17	05/31/27	Mezzanine	29,894,215	30,695,687
PEARLS (Netherlands) Bidco B.V. +, a	Cash 4.00% + SFvvv	03/30/22	03/01/29	Senior	1,470,000	1,470,000
Pearls (Netherlands) Bidco B.V. +, a, f	Cash 4.00% + SF (0.50% Floor)vvv	02/27/24	02/26/29	Senior	997,455	987,481
Pegasus BidCo B.V. +, a	Cash 4.25% + SF (0.50% Floor)vv	08/08/22	07/12/29	Senior	2,720,122	2,724,665
Pegasus BidCo B.V. +, a	Cash 3.75% + SF (0.50% Floor)vv	02/14/24	07/12/29	Senior	4,300,000	4,307,181
Planet US Buyer LLC +, a	Cash 3.50% + SFvv	02/20/24	02/07/31	Senior	2,900,000	2,912,876
Rainbow Jvco Ltd. +, a	Cash 7.25% + E##; PIK 7.25%	02/24/22	02/24/30	Mezzanine	9,405,746	9,066,185
RC Acquisition II B.V. +, a	Cash 6.25% + E##	12/19/23	12/18/30	Senior	9,234,378	8,975,080
Sapphire Bidco B.V. +, a	Cash 3.00% + E##	05/25/18	05/05/25	Senior	2,271,578	2,161,954
Seren Bidco AB +, a	Cash 7.25% + SR¤¤	11/16/21	11/16/29	Second Lien	16,653,255	13,353,734
Sevetys Invest +, a	Cash 6.25% + E##	12/16/22	12/07/28	Senior	15,740,503	15,524,009
Sigma Holdco B.V. +, a, f	Cash 4.75% + SFvvv	09/20/23	01/02/28	Senior	5,580,565	5,885,384
Skywalker BidCo GmbH +, a, d	Cash 6.00% + E###	12/20/23	12/20/30	Senior	7,261,790	6,990,217
Spinnaker DebtCo Limited +, a	Cash 6.25% + E##	12/21/22	12/14/29	Senior	15,346,207	15,543,967
Starfruit Finco B.V. +, a	Cash 4.00% + SFvv	11/14/18	10/01/25	Senior	2,729,371	2,741,312
Summer (BC) Bidco B LLC +, a	Cash 5.00% + SF (0.75% Floor)vv	09/08/21	12/04/26	Senior	975,056	973,028
team.blue Finco S.à.r.l. +, a	Cash 3.20% + E#	06/25/21	03/27/28	Senior	4,043,536	3,559,002
TK Elevator Midco GmbH +, a, f	Cash 3.50% + SF (0.5% Floor)vvv	03/11/24	04/30/30	Senior	3,400,000	3,415,368
TMF Sapphire Bidco B.V. +, a	Cash 5.00% + SFvv	07/25/23	05/03/28	Senior	1,396,500	1,405,228
Touchdown Acquirer Inc. +, a	Cash 4.00% + SFvv	03/11/24	02/07/31	Senior	3,855,689	3,872,557
Vertical Midco GmbH +, a	Cash 3.50% + SFvv	09/09/20	07/30/27	Senior	3,871,644	3,889,125
Virgin Media Bristol, LLC +, a	Cash 2.50% + SFv	02/07/18	01/31/28	Senior	5,486,250	5,425,090
ZF Invest +, a, f	Cash 3.475% + E###	03/12/24	07/12/28	Senior	4,800,000	5,095,666
Total Western Europe (2.88%)						426,054,904

Total Direct Debt (8.45%)						$1,251,462,438

Total Direct Investments (66.70%)						$9,874,900,442

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Secondary Investments *, c (12.34%)	Acquisition Date	Fair Value
Asia - Pacific (1.06%)
CVC Capital Partners Asia Pacific III, L.P. +, a	01/11/13	$215,361
MBK Partners Colonel Fund, L.P. +, a	09/20/21	100,072,935
The Baring Asia Private Equity Fund VII, L.P. +, a	03/31/24	4,830,563
TPG Asia VII (B), L.P. +, a	12/07/18	18,575,285
TRG Growth Partnership (Offshore) II, L.P. +, a	08/02/10	52,336
TRG Growth Partnership II, L.P. +, a	07/08/10	149,131
Yunfeng Capital Fund III, L.P. +, a	05/18/21	30,235,244
Yunfeng Capital Fund IV, L.P. +, a	05/31/21	3,528,410
Total Asia - Pacific (1.06%)		157,659,265

North America (8.54%)
Abingworth Bioventures V, L.P. +, a	06/30/12	4,611
Apollo Investment Fund VII, L.P. +, a	07/01/10	10,385
Apollo Overseas Partners (Delaware) VII, L.P. +, a	10/01/09	5,006
Ares PE Extended Value Fund, L.P. +, a	11/14/19	40,542,338
Avenue Golden Continuation Fund PV, L.P. +, a	04/26/22	75,488,403
Bain Capital Fund X, L.P. +, a	06/30/11	4,611,286
Berkshire Fund VIII, L.P. +, a	09/03/21	38,678,170
Berkshire Fund X-A, L.P. +, a	09/03/21	14,354,864
Bertram Growth Capital II-A, L.P. +, a	09/30/15	5,445
Carlyle Partners VII, L.P. +, a	02/15/23	30,217,264
Carlyle Partners VIII, L.P. +, a	03/10/23	4,262,463
Centerbridge Seaport Acquisition Fund, L.P. +, a	05/12/22	117,959
Clayton, Dubilier & Rice Fund VIII, L.P. +, a	03/29/12	35,009
DST Opportunities Access Offshore L.P. +, a	09/30/20	5,748,888
ECP Terra-Gen Growth Fund, L.P. +, a	03/23/21	4,075,324
EETF Sidecar, L.P. +, a	04/30/21	5,665,109
EnCap Energy Co-Investment Fund I-C, L.P. +, a	04/30/21	1,045,266
EnCap Energy Transition Fund I, L.P. +, a	04/30/21	2,459,635
Energy Capital Partners Credit Solutions II, L.P. +, a	02/03/21	3,191,633
Energy Capital Partners III, L.P. +, a	02/01/21	4,549,394
Frazier Healthcare VI, L.P. +, a	06/30/12	132,978
FS Equity Partners V, L.P. +, a	08/07/12	248,962
GA Continuity Fund I L.P. (Bermuda) +, a	06/30/21	86,000,805
General Atlantic Investment Partners 2021, L.P. +, a	07/02/21	6,370,509
General Atlantic Investment Partners 2023, L.P. +, a	12/01/22	975,044
Genstar Capital Partners IX, L.P. +, a	03/31/24	2,698,082
Genstar Capital Partners V, L.P. +, a	09/30/15	1,672
Genstar IX Opportunities Fund I +, a	03/31/24	1,196,212
Green Equity Investors Side CF, L.P. +, a	04/16/21	42,921,156
Gridiron Energy Feeder I, L.P. +, a	05/15/17	36,507,697
Gryphon Partners 3.5, L.P. +, a	05/21/13	108,211
Gryphon Partners IV L.P. +, a	02/08/16	17,491,766
H.I.G. Bayside Debt & LBO Fund II, L.P. +, a	12/30/10	128,833
Icon Partners IV, L.P. +, a	05/26/21	31,731,466
Icon Partners V, L.P. +, a	12/27/21	88,339,483
Insight Venture Partners Continuation Fund, L.P. +, a	09/09/19	57,642,281
KKR Associates Indigo Equity Partners, L.P. +, a	06/09/22	122,099,289
KSL Capital Partners CV I, L.P. +, a	05/23/22	34,347,123
Lee Equity Partners II, L.P. +, a	06/30/17	6,759,741
Lee Equity Partners Realization Fund, L.P. +, a	06/30/17	6,496,850
LEP Captive Co-Invest II, L.P. +, a	07/01/22	17,719,873
Madison Dearborn Capital Partners V, L.P. +, a	03/31/11	3
Madison Dearborn Capital Partners VIII, L.P. +, a	03/15/21	9,866,680
MidOcean Partners III, L.P. +, a	06/30/11	343

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
Monomoy Capital Partners II, L.P. +, a	09/30/15	$142,845
New Enterprise Associates 17, L.P. +, a	09/30/20	6,791,159
Northgate Growth Fund, L.P. +, a	12/20/19	6,774,623
NVP VIII PG, L.P. +, a	05/31/19	85,870,580
Oak Investment Partners XII, L.P. +, a	06/28/12	1,931
Providence Equity Partners IV, L.P. +, a	06/30/11	980
Providence Equity Partners V, L.P. +, a	06/30/11	7,082
Providence Equity Partners VI-A, L.P. +, a	06/30/11	140,729
Providence Equity Partners VII-A, L.P. +, a	06/30/13	1,731,354
PT2, L.P. +, a	12/21/21	12,574,678
Revelstoke EPIC Fund I, L.P. +, a	11/20/19	90,932,519
Samson Partners, L.P. +, a	12/21/20	46,792,377
Silver Lake Partners III, L.P. +, a	03/31/13	921,314
Silver Lake Partners V, L.P. +, a	09/30/20	10,163,854
Silver Lake Partners VI, L.P. +, a	09/30/22	41,881,755
SL SPV-1, L.P. +, a	12/01/17	3,312,948
SL SPV-2, L.P. +, a	06/30/10	8,222,233
Sun Capital Partners V, L.P. +, a	09/30/13	1,465,011
TA Atlantic & Pacific VI, L.P. +, a	09/30/15	53,419
TA XI, L.P. +, a	09/30/15	337,525
TCV VII (A), L.P. +, a	09/30/13	287,856
TorQuest Partners Fund (U.S.) II, L.P. +, a	09/30/15	261,064
TPG Partners V, L.P. +, a	07/11/11	5,056
TPG Partners VI, L.P. +, a	12/31/12	320,310
Trident VIII, L.P. +, a	09/30/22	31,284,168
Vistria Fund III, L.P. +, a	07/29/19	15,591,515
Vistria Fund IV, L.P. +, a	10/01/22	40,017,301
Vistria Fund V, L.P. +, a	03/31/23	2,116,463
Warburg Pincus Private Equity X, L.P. +, a	09/28/12	183,319
Welsh, Carson, Anderson & Stowe XII, L.P. +, a	12/31/18	45,873,244
Welsh, Carson, Anderson & Stowe XIII, L.P. +, a	12/20/18	4,857,738
Total North America (8.54%)		1,263,770,461

Western Europe (2.74%)
3i Eurofund Vb, L.P. +, a	09/30/09	38,450
3i Growth Capital B, L.P. +, a	10/01/14	66,939
Abingworth Bioventures III, L.P. +, a	09/30/15	3,767
Abingworth Bioventures V Co-Investment Growth Equity Fund, L.P. +, a	06/30/12	25,878
Advent International GPE VI, L.P. +, a	09/30/10	276,904
Aparca8 Capital Estacionamientos, S.C.R., S.A. +, a	12/15/23	13,803,039
Apax Europe VI - A, L.P. +, a	07/01/11	52,865
Apax Europe VII - B, L.P. +, a	04/30/11	9,798
Astorg IQ-EQ Fund SCSp +, a	01/13/22	25,978,208
BC European Capital IX, L.P. +, a	09/30/14	1,309,234
Carlyle Europe Partners II, L.P. +, a	12/28/12	12,314
Carlyle Europe Partners III, L.P. +, a	12/28/12	257,959
CCP IX L.P. No.2 +, a	09/30/14	31,338
CD&R Value Building Partners I, L.P. +, a	12/17/21	66,640,389
CVC Capital Partners VII L.P. +, a	03/31/24	12,624,683
CVC Capital Partners VIII, L.P. +, a	03/31/24	9,370,649
Daiwa ICP European Infrastructure 1, L.P. +, a	12/22/22	63,393,755
EPIC I-b Fund SLP +, a	11/30/20	22,627,479
ESP Golden Bear Europe Fund +, a	12/31/16	2,126,790
Galileo III FCPR +, a	09/30/15	29,850
Graphite Capital Partners VII, L.P. +, a	09/30/15	220,447

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Fair Value
Western Europe (continued)
Italian Private Equity Fund IV, L.P. +, a	01/29/16	$15,664
KKR European Fund III, L.P. +, a	11/01/10	85,816
Montagu+ SCSp +, a	12/06/21	47,651,976
Permira Europe II, L.P. +, a	11/29/13	19,170
Permira Europe III, L.P. +, a	09/30/13	8,165
Permira IV, L.P. +, a	09/30/13	—
Permira VII L.P. +, a	09/29/22	38,497,333
Rivean Special Opportunity Fund I Coöperatief U.A. +, a	11/29/22	49,195,668
Riverside Europe Fund IV, L.P. +, a	09/30/14	311,549
Sixth Cinven Fund (No.2) Limited Partnership +, a	03/31/24	4,177,764
STG Alternative Investments S.C.A. SICAV-RAIF +, a	09/17/21	28,420,202
The Seventh Cinven Fund, L.P. +, a	03/31/24	7,522,828
Trilantic Capital Partners V (Europe) S.C.A., SICAR +, a	11/20/20	7,041,265
Trilantic Europe VI SCSp +, a	12/10/20	4,477,796
Total Western Europe (2.74%)		406,325,931

Total Secondary Investments (12.34%)		$1,827,755,657

Primary Investments *, c (14.34%)
Asia - Pacific (0.86%)
Bain Capital Asia V, L.P. +, a	09/01/23	150,114
Baring Asia Private Equity Fund V, L.P. +, a	12/01/10	402,488
BGH Capital Fund I +, a	03/01/18	17,547,089
BGH Capital VCLP II +, a	02/01/22	—
CPEChina Fund III, L.P. +, a	03/28/18	30,960,090
CVC Capital Partners Asia VI L.P. +, a, e	12/23/22	—
Hony Capital Fund VIII, L.P. +, a	10/30/15	8,092,363
Hony Capital Partners V, L.P. +, a	12/15/11	2,628,665
J-STAR No.4-C, L.P. +, a	08/02/19	13,618,827
J-STAR No.5-B, L.P. +, a	02/28/22	1,224,991
Kedaara Capital III Limited +, a	06/17/21	6,710,168
KKR Asian Fund IV SCSp +, a	05/29/20	3,659,050
Primavera Capital Fund III L.P. +, a	05/09/18	11,300,325
Primavera Capital Fund IV, L.P. +, a	05/20/21	4,672,873
Southern Capital Fund IV L.P. +, a	01/26/18	3,356,504
The Baring Asia Private Equity Fund VII, L.P. +, a	07/10/18	8,699,823
TPG ASIA VIII (B), L.P. +, a	07/01/22	5,423,849
Trustbridge Partners VI, L.P. +, a	04/12/18	9,458,666
Total Asia - Pacific (0.86%)		127,905,885

North America (8.77%)
Advent Global Technology, L.P. +, a	06/25/19	2,955,262
AEA Investors Fund VII L.P. +, a	02/08/19	4,182,898
American Industrial Partners Capital Fund VII, L.P. +, a	03/29/19	21,630,891
American Industrial Partners Capital Fund VIII, L.P. +, a	07/10/23	—
Apollo Investment Fund IX, L.P +, a	06/01/17	34,554,865
Apollo Investment Fund VIII, L.P. +, a	06/28/13	3,159,315
Ares Corporate Opportunities Fund IV, L.P. +, a	04/19/12	1,938,441
Ares Corporate Opportunities Fund V, L.P. +, a	12/28/15	10,144,656
Ares Corporate Opportunities Fund VI, L.P. +, a	06/02/20	2,542,261
Avista Capital Partners II, L.P. +, a	01/01/14	49
Bain Capital Fund XII, L.P. +, a	06/30/17	22,527,155
Bain Capital Fund XIII, L.P. +, a	08/07/20	14,911,804
Barings Transportation Fund, L.P. +, a	09/23/21	14,463,297
Berkshire Fund IX, L.P. +, a	03/18/16	13,837,319

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
Berkshire Fund XI-TE, L.P. +, a, e	12/18/23	$—
Caltius Partners V-A, L.P. +, a	12/02/14	6,276,042
Carlyle Partners VII, L.P. +, a	11/29/17	59,388,265
Carlyle Partners VIII, L.P. +, a	09/10/21	5,042,952
Centerbridge Seaport Acquisition Fund, L.P. +, a	04/27/22	925,982
Clayton, Dubilier & Rice Fund IX, L.P. +, a	07/31/13	6,890,001
Clayton, Dubilier & Rice Fund X, L.P. +, a	12/13/16	25,393,277
Clayton, Dubilier & Rice Fund XI, L.P. +, a	05/15/20	17,711,264
Clayton, Dubilier & Rice Fund XII, L.P. +, a	09/02/22	2,005,890
Clearlake Capital Partners V, L.P. +, a	12/15/17	32,041,573
Clearlake Capital Partners VI, L.P. +, a	12/10/19	22,699,785
Clearlake Capital Partners VII, L.P. +, a	09/23/21	9,966,722
Crescent Mezzanine Partners VI, L.P. +, a	03/30/12	576,807
Cressey & Company Fund VII-A L.P. +, a	06/30/22	937,760
ECP V, LP +, a	08/19/22	2,469,818
Frazier Healthcare Growth Buyout Fund X, L.P. +, a	03/10/21	8,296,020
Genstar AMBA CV, L.P. +, a	04/01/23	558,151
Genstar Capital Partners IX, L.P. +, a	02/21/19	23,830,097
Genstar Capital Partners VI, L.P. +, a	09/01/12	1,051,963
Genstar Capital Partners VII, L.P. +, a	06/26/15	6,355,663
Genstar Capital Partners VIII, L.P. +, a	03/23/17	33,237,441
Genstar Capital Partners X, L.P. +, a	04/01/21	10,356,864
Genstar Capital Partners XI, L.P. +, a	04/26/23	24,652
Genstar X Opportunities Fund, L.P. +, a	08/13/21	2,458,583
Genstar XI Opportunities Fund, L.P. +, a	04/26/23	412,882
GI Data Infrastructure Fund II LP +, a	01/27/23	913,019
GoldPoint Mezzanine Partners IV, L.P. +, a	12/30/15	7,691,464
Green Equity Investors IX, L.P. +, a	03/01/22	3,945,694
Green Equity Investors Side VIII, L.P. +, a	10/18/19	35,098,138
Gryphon Heritage Partners, L.P. +, a	12/17/20	5,466,211
Gryphon Partners V, L.P. +, a	02/23/18	9,662,109
Gryphon Partners VI, L.P. +, a	12/17/20	10,108,717
Harvest Partners IX, L.P. +, a	09/24/21	4,463,361
Harvest Partners VII, L.P. +, a	12/14/15	11,019,409
Harvest Partners VIII, L.P. +, a	12/19/18	23,321,999
Hellman & Friedman Capital Partners VII, L.P. +, a	06/30/14	189,175
Hellman & Friedman Capital Partners X, L.P. +, a	05/10/21	11,385,532
Hellman & Friedman Capital Partners XI, L.P. +, a, e	03/31/23	—
HGGC Fund IV, L.P. +, a	04/08/22	2,494,308
Icon Partners IV, L.P. +, a	09/01/21	5,409,608
Icon Partners V, L.P. +, a	12/27/21	8,683,395
Insight Partners XII (Co-Investors), L.P. +, a	05/14/21	1,952,264
Insight Partners XIII, L.P. +, a, e	12/23/22	—
Insight Venture Partners X, L.P. +, a	07/06/18	15,240,816
Insight Venture Partners XI, L.P. +, a	12/17/19	7,249,113
Insight Ventures Partners XII, L.P. +, a	05/14/21	5,433,849
Jade Equity Investors II, L.P. +, a	03/01/22	—
Khosla Ventures VIII, L.P. +, a	01/06/23	285,556
KKR Americas Fund XII L.P. +, a	01/31/18	32,116,710
KKR Associates Indigo Equity Partners, L.P. +, a	10/01/22	1,760,374
KKR North America Fund XI, L.P. +, a	02/01/12	3,784,533
KKR North America Fund XIII, SCSP +, a	04/06/21	6,130,256
Kleiner Perkins Caufield & Byers XIX LLC +, a	03/05/20	10,824,406
Kohlberg TE Investors IX, L.P. +, a	12/20/19	27,602,071
Kohlberg TE Investors VIII, L.P. +, a	08/04/16	25,026,514

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
Kohlberg TE Investors X, L.P. +, a	10/06/23	$—
Leeds Equity Partners VI, L.P. +, a	11/25/16	18,600,955
Lerer Hippeau Select Fund III, L.P. +, a	12/20/19	6,409,042
Lerer Hippeau VII, L.P. +, a	12/20/19	3,319,814
Lux Total Opportunities, L.P. +, a	05/28/21	2,484,736
Lux Ventures VII, L.P. +, a	05/28/21	842,339
Lux Ventures VIII, L.P. +, a	04/03/23	293,573
Madison Dearborn Capital Partners VIII, L.P. +, a	03/20/20	9,352,307
Mayfield Select III, L.P. +, a, e	05/01/23	—
Mayfield XVII, L.P. +, a, e	05/01/23	—
Nautic Partners IX-A, L.P. +, a	03/12/19	7,038,697
Nautic Partners VII-A, L.P. +, a	06/27/14	2,635,341
Nautic Partners X-A, L.P. +, a	07/19/21	6,497,045
NEA 18 Venture Growth Equity, L.P. +, a	12/22/21	1,193,110
New Enterprise Associates 14, L.P. +, a	05/04/12	7,861,255
New Enterprise Associates 17, L.P. +, a	06/06/19	9,196,501
New Enterprise Associates 18, L.P. +, a	12/22/21	1,230,450
New Mountain Capital V, L.P. +, a	06/29/17	35,841,687
New Mountain Partners VI, L.P. +, a	10/16/20	19,637,055
New Mountain Partners VII, L.P. +, a, e	04/06/23	—
NexPhase Capital Fund III-A, L.P. +, a	09/01/16	21,425,195
NexPhase Capital Fund V, L.P. +, a	08/04/23	322
Oak Hill Capital Partners IV, L.P. +, a	04/28/17	7,779,178
Oak Hill Capital Partners V, L.P. +, a	12/21/18	33,591,827
Oak Hill Capital Partners VI, L.P. +, a	02/25/22	3,125,765
Pamlico Capital V, L.P. +, a	02/03/20	3,693,219
PennantPark Credit Opportunities Fund II, L.P. +, a	08/03/12	1,054,045
Revelstoke Capital Partners Fund III, L.P +, a	02/23/22	4,583,699
Silver Lake Partners IV, L.P. +, a	07/30/12	15,471,594
Silver Lake Partners V, L.P. +, a	03/31/17	46,591,043
Silver Lake Partners VI, L.P. +, a	06/04/20	7,181,295
Silver Lake Partners VII, L.P. +, a	05/26/22	3,098,856
Spark Capital Growth Fund IV, L.P. +, a	10/14/21	3,252,661
Spark Capital Growth Fund V, L.P. +, a, e	02/29/24	—
Spark Capital VII, L.P. +, a	10/14/21	1,902,371
Spark Capital VIII, L.P. +, a, e	02/29/24	—
Sumeru Equity Partners Fund, L.P. +, a	04/27/15	4,277,716
Summit Partners Growth Equity Fund XI, L.P. +, a	10/01/21	1,451,078
TA Select Opportunities Fund II-B, L.P. +, a	05/27/21	1,599,379
TA XIII-B, L.P. +, a	05/02/19	19,399,709
TA XIV-B, L.P. +, a	05/27/21	8,991,504
TCV X, L.P. +, a	08/31/18	13,739,528
TCV XI (A), L.P. +, a	10/02/20	6,791,140
Thompson Street Capital Partners IV, L.P. +, a	12/10/15	8,703,568
Thompson Street Capital Partners V, L.P. +, a	05/04/18	8,562,082
Thompson Street Capital Partners VI, L.P. +, a	06/11/21	9,405,629
TPG Partners IX, L.P. +, a	12/23/22	539,537
TPG Partners VII, L.P. +, a	03/01/16	6,064,517
TPG Partners VIII, L.P. +, a	01/31/19	12,149,600
Trident IX, L.P. +, a	11/19/21	9,996,702
Trident VII, L.P. +, a	09/22/16	43,358,218
Trident VIII, L.P. +, a	04/05/19	25,272,460
Vista Equity Partners Fund VII, L.P. +, a	08/31/18	21,019,414
Vista Equity Partners Fund VIII, L.P. +, a	04/28/22	10,368,671
Vistria Fund II, L.P. +, a	12/19/17	11,951,678

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
Vistria Fund III, L.P. +, a	06/19/19	$15,591,515
Vistria Fund IV, L.P. +, a	03/31/21	14,367,736
Vistria Fund V, L.P. +, a	10/31/23	316,512
Warburg Pincus Global Growth 14, L.P. +, a	01/31/22	3,593,517
Warburg Pincus Global Growth, L.P. +, a	11/20/18	11,846,524
Welsh, Carson, Anderson & Stowe XII, L.P. +, a	12/19/14	11,699,045
Welsh, Carson, Anderson & Stowe XIII, L.P. +, a	12/20/18	17,487,855
Welsh, Carson, Anderson & Stowe XIV, L.P. +, a	01/19/22	1,507,835
West Street Offshore Infrastructure Partners IV +, a	11/02/22	5,997,043
Windjammer Senior Equity Fund IV, L.P. +, a	02/06/13	4,309,735
Total North America (8.77%)		1,298,559,692

Rest of World (0.71%)
Advent Latin American Private Equity Fund VI-H L.P. +, a	10/17/14	7,682,236
Altra Private Equity Fund II, L.P. +, a	12/07/12	794,847
Patria - Brazilian Private Equity Fund IV, L.P. +, a	06/30/11	5,071,422
Polish Enterprise Fund VIII, L.P. +, a	09/15/17	91,376,449
Total Rest of World (0.71%)		104,924,954

Western Europe (4.00%)
Adagia Capital Europe S.L.P. +, a	06/01/21	5,212,120
Advent International GPE IX-C, L.P. +, a	05/31/19	28,783,936
Advent International GPE VII-B, L.P. +, a	07/01/12	1,261,401
Advent International GPE VIII-C, L.P +, a	03/22/16	9,945,152
Advent International GPE X (USD) +, a	05/31/22	7,609,575
Apax X USD L.P. +, a	07/16/19	21,975,940
APAX XI USD L.P. +, a	06/30/22	662,858
Astorg Mid-Cap +, a	02/22/21	2,441,500
Astorg VI, FCPI +, a	06/30/16	4,756,065
Astorg VIII S.à.r.l. +, a	12/17/21	6,996,466
Axcel VI K/S +, a	02/21/20	22,551,009
Axcel VII K/S +, a	05/17/23	—
Bain Capital Europe Fund IV, L.P. +, a	09/01/14	4,841,055
Bain Capital Europe Fund VI, SCSp +, a	06/30/22	609,728
BC Partners XI, L.P. +, a	12/18/20	19,765,960
CapVest Equity Partners III B, L.P. +, a	08/30/13	4,070,953
Capvis Equity V L.P. +, a	01/17/18	23,468,073
Carlyle Europe Partners IV, L.P. +, a	08/27/13	564,294
Carlyle Europe Partners V, L.P. +, a	04/23/18	7,419,251
CD&R Value Building Partners I, L.P. +, a	12/17/21	8,289,110
Charterhouse Capital Partners XI +, a	11/26/21	4,038,332
CVC Capital Partners IX L.P. +, a, e	05/12/23	—
CVC Capital Partners VI (A) L.P. +, a	07/05/13	6,826,120
CVC Capital Partners VIII, L.P. +, a	06/19/20	1,699,891
DPE Deutschland IV +, a	08/24/20	3,409,922
EQT IX, L.P. (USD) +, a	05/15/20	21,570,062
EQT Mid-Market (No.1) Feeder L.P. +, a	07/01/16	13,773,668
EQT X, L.P. (USD) +, a	04/28/22	4,381,423
Exponent Private Equity Partners V, L.P. +, a, e	09/14/23	—
Gilde Buy-Out Fund VI C.V. +, a	06/28/19	31,249,260
Graphite Capital Partners IX L.P. +, a	04/11/18	11,860,240
Hg Genesis 10 L.P. +, a	04/14/22	2,807,870
Hg Mercury 4 L.P. +, a	01/12/23	—
Hg Saturn 3 L.P. +, a	02/25/22	7,817,694
Hg Saturn I L.P. +, a	06/28/18	23,502,874

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Fair Value
Western Europe (continued)
HgCapital 8 L.P. +, a	12/19/16	$21,180,759
HgCapital Mercury 2 +, a	02/15/17	22,490,282
Index Ventures Growth III (Jersey) L.P. +, a	03/18/15	16,870,246
KKR European Fund V (EUR) SCSp +, a	11/05/18	32,414,508
KKR European Fund VI (USD) +, a	11/01/21	3,070,772
Livingbridge 7 L.P. +, a	09/04/20	12,163,606
MCH Iberian Capital Fund V FCR +, a	12/10/21	14,823,468
Nordic Capital Evo GP, SCSp +, a	06/30/21	2,972,207
Nordic Capital IX, L.P. +, a	07/18/17	40,754,000
Nordic Capital X, L.P. +, a	09/30/20	23,844,401
Nordic Capital XI, L.P. +, a	05/01/22	4,680,023
Oakley Capital Fund V, SCSp +, a	04/28/22	1,929,798
PAI Europe VI-1, L.P. +, a	03/12/15	5,142,824
PAI Partners VIII-1 SCSp +, a	12/17/21	1,454,742
Permira VII L.P. +, a	06/21/19	27,998,654
Permira VIII SCSp +, a	02/10/22	7,560,446
ProA Capital Iberian Buyout Fund IV, F.C.R. +, a	05/31/23	31,502
Rivean Capital Fund VII Cooperatief U.A. +, a	05/24/23	60,506
Sixth Cinven Fund (No.3) L.P. +, a	05/01/16	6,485,439
The Eighth Cinven Fund, L.P. +, a	07/05/22	—
The Paragon Partners Fund IV GmbH & Co. KG +, a	04/29/22	21,094
The Seventh Cinven Fund, L.P. +, a	04/16/19	30,999,457
Vitruvian Investment Partnership V +, a	10/07/22	577,045
Total Western Europe (4.00%)		591,687,581

Total Primary Investments (14.34%)		$2,123,078,112

Total Private Equity Investments (Cost $9,915,390,178)(93.38%)		$13,825,734,211

Short-Term Investments (0.50%)	Interest	Acquisition Date	Maturity Date	Principal	Fair Value**
U.S. Government Treasury Obligations (0.50%)
U.S. Treasury Bill	5.16%	03/07/24	06/13/24	$75,000,000	$74,236,426
Total U.S. Government Treasury Obligations (0.50%)					$74,236,426

Total Short-Term Investments (Cost $74,236,426)(0.50%)					$74,236,426

Total Investments (Cost $10,203,703,293)(95.55%)	14,146,574,870

Other Assets in Excess of Liabilities (4.45%)	658,533,243

Net Assets (100.00%)	$14,805,108,113

*

Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are portfolios of assets on the secondary market.

**

The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates). Please see below for further details regarding the valuation policy of the Fund.

***

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). These securities may be sold in certain transactions in reliance on an exemption from registration (normally to “qualified institutional

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

buyers” in accordance with Rule 144(a)(1) under the Securities Act). At March 31, 2024, the aggregate value of these securities is $56,901,299 or 0.38% of the Fund’s net assets.

#	As of March 31, 2024, 1 month EURIBOR was 3.86%.

##	As of March 31, 2024, 3 month EURIBOR was 3.89%.

###	As of March 31, 2024, 6 month EURIBOR was 3.85%.

####	As of March 31, 2024, 12 month EURIBOR was 3.67%.

+	The fair value of the investment was determined using significant unobservable inputs.

†	As of March 31, 2024, 1 month Bank Bill Swap Rate was 4.30%.

†† As of March 31, 2024, 3 month Bank Bill Swap Rate was 4.34%.

>	As of March 31, 2024, 1 month Sterling Overnight Interbank Average Rate was 5.19%.

>>	As of March 31, 2024, 3 month Sterling Overnight Interbank Average Rate was 5.19%.

>>>	As of March 31, 2024, 6 month Sterling Overnight Interbank Average Rate was 5.19%.

¤¤	As of March 31, 2024, 3 month Stockholm Interbank Offered Rate was 4.03%.

[v]	As of March 31, 2024, 1 month Secured Overnight Financing Rate was 5.33%.

vv	As of March 31, 2024, 3 month Secured Overnight Financing Rate was 5.30%.

vvv	As of March 31, 2024, 6 month Secured Overnight Financing Rate was 5.22%.

vvvv	As of March 31, 2024, 12 month Secured Overnight Financing Rate was 5.00%.

[a]

Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2024 was $13,825,734,211, or 93.38% of net assets. As of March 31, 2024, the aggregate cost of each investment restricted to resale was $11,203,919, $10,621,500, $27,816,585, $7,469,088, $5,433,284, $56,716,633, $1,209,388, $22,978,363, $7,228,256, $615,245, $1,927,535, $15,533,913, $126,985,067, $24,784,703, $27,959,148, $9,524,381, $44,578,381, $35,317,661, $150,000, $4,168,272, $17,127,003, $56,634, $114,646,566, $5,604,217, $122,578,028, $94,154, $8,436,000, $33,231,255, $3,120,000, $1,348,750, $3,629,300, $119,978,433, $41,164,906, $8,508,422, $107,123,942, $75,718,803, $60,641,828, $42,177,986, $94,861,790, $103,097,510, $56,985,983, $9,367,969, $10,422,000, $47,761,620, $15,617,280, $62,631,543, $122,197,759, $151,702,453, $250,000, $1, $55,980,000, $716,331, $9,683,863, $187,500,000, $61,566,000, $252,000, $83,828,190, $11,341,677, $317,827, $172,633, $37,921,966, $22,737,472, $60,534,545, $15,306,665, $45,225,381, $40,498,701, $38,285,560, $32,126,730, $44,310,850, $1,120,924, $13,722,831, $9,357,130, $3, $1, $1,201,845, $28,760,676, $46,927,567, $28,417,946, $55,007,013, $14,874,473, $90,509,738, $178,485,000, $31,855,184, $51,287,146, $5,013,868, $71,817,900, $4,632,829, $3,620,372, $22,340,802, $64,569,691, $2,316,000, $68,399,200, $1,441,200, $7,070,769, $6,609,817, $773,331, $143,839, $17,510,132, $69,246,328, $6,195,472, $12,018,364, $264,490, $3,796,283, $21,810,718, $402,797, $149,423,941, $89,101,353, $33,206, $83,976,881, $78,514,453, $27,818,080, $14,672,982, $465,142, $60,730,492, $47,337,703, $32,709,803, $96,598,532, $745,309, $1,045,423, $569, $37,402,098, $52,429,641, $11,664,382, $42,821,436, $92,759,254, $21,615,986, $48,949,162, $17,052,864, $17,052,864, $3,377,868, $18,476,616, $10,370,882, $7,793, $1,667,819, $14,763,195, $40,092,414, $9,770,324, $64,619,159, $15,139,432, $78,775,560, $13,620, $46,721,094, $43,707,097, $189,396,339, $0, $4,759,308, $48,680,396, $1,453,837, $97,483,897, $6,616,483, $115,820,054, $128,682, $1,135,700, $102,497,783, $119,065, $1,820,011, $1,063,586, $1,941,291, $36,879,819, $748,547, $5,337,259, $88,079,152, $73,161,629, $1,773, $112,190,937, $88,912, $6,275,980, $23,877,358, $1,183,250, $40,573, $771,358, $257,119, $33,400,016, $51,322,097, $42,469,064, $2,858,842, $36,261,531, $12,156,155, $302,803, $26,591, $3,389,622, $8,834,459, $56,519,570, $34,731,898, $3,381,170, $936,729, $42,986,878, $26,300,998, $2,790,920, $11,677,114, $3,450,884, $7,980,198, $12,591,508, $4,601,591, $10,037,679, $10,104,988, $1,242,549, $1,646,511, $2,132,675, $973,126, $1,824,376, $987,950, $1,486,903, $1,360,697, $4,330,156, $961,793, $6,844,020, $1,280,643, $8,185,666, $2,045,915, $3,006,844, $969,617, $1,373,044, $2,493,750, $7,050,132, $1,063,270, $4,554,293, $4,314,728, $3,896,103, $3,181,185, $1,971,714, $2,236,075, $3,487,498, $5,424,900, $6,076,917, $18,647,082, $6,908,396, $2,156,669, $58,409, $1,639,682, $2,288,044, $3,958,431, $1,373,784, $2,980,965, $1,791,000, $2,478,966, $968,848, $992,689, $3,279,142, $1,419,698, $7,144, $2,915,543, $6,376,582, $1,687,595, $2,817,525, $1,656,031, $1,599,386, $-1,193, $30,344,325, $1,394,877, $1,171,910, $2,895,805, $0, $12,971,559, $7,327,115, $2,007,247, $952,850, $1,922,146, $957,834, $2,036,715, $13,053,226, $1,562,343, $2,237,642, $1,263,338, $28,709,113, $433,097, $4,656,000, $2,143,274, $1,650,394, $2,574,300, $1,864,613, $4,040,026, $3,368,362, $1,558,819, $3,880,053, $13,955,657, $291,983, $19,281,758, $6,237,829, $2,043,907, $1,022,164, $868,932, $3,318,919, $1,386,140, $4,887,903, $1,895,421, $799,024, $2,820,054, $4,050,494, $1,736,348, $1,791,124, $5,782,677, $11,725,761, $3,600,000, $4,072,727, $2,123,535, $1,382,683, $1,087,082, $4,762,692, $2,860,250, $200,000, $1,232,128, $967,173, $3,234,000, $1,090,876, $19,800,432, $4,068,086, $1,708,999, $1,296,750, $253,096, $3,562,440, $4,266,491, $1,461,772, $3,175,492, $4,731,918, $-247, $1,659,837, $6,579,036, $4,761,715, $2,544,858, $978,512, $3,704,388, $992,592, $1,664,610, $1,990,000, $515,371, $4,768,833, $1,057,207, $1,889,847, $2,181,673, $1,430,031, $20,494,

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

$67,744, $1,889,153, $1,848,578, $2,467,869, $2,876,416, $1,429,238, $4,780,230, $7,470,062, $2,977,765, $1,159,048, $13,432,001, $6,396,604, $915,294, $1,892,849, $654,571, $5,756,765, $1,786,428, $1,984,297, $1,127,303, $4,413,824, $2,791,819, $3,089,482, $7,132,976, $5,723,173, $815,127, $2,127,375, $223,375, $5,777,622, $13,806,056, $707,777, $6,305,322, $5,983,779, $1,295,604, $2,467,650, $919,525, $3,363,972, $4,263,927, $31,182, $2,656,227, $28, $5,712,878, $1,840,380, $1,420,119, $1,117,039, $713,010, $787,119, $1,265,553, $1,375,286, $4,531,371, $8,128,468, $2,090,762, $1,322,330, $1,657,850, $4,441,877, $3,324,892, $1,835,130, $888,377, $2,394,097, $169,515, $20,859,884, $1,398,062, $6,782,696, $15,228,792, $28,905,170, $966,332, $1,656,693, $10,292,290, $1,357,232, $3,391,500, $964,387, $6,025,595, $2,928,621, $2,139,819, $3,790,356, $2,293,338, $1,920,000, $1,696,319, $4,246,188, $3,407,722, $2,254,290, $7,101,258, $2,474,883, $2,621,418, $6,027,542, $1,034, $2,187,980, $1,920,130, $676,041, $14,226,601, $2,233,224, $4,584,632, $2,424,363, $1,944,182, $3,727,529, $2,288,619, $13,472,268, $2,676,856, $36,144,440, $3,708,552, $5,879,764, $1,180,670, $2,189,000, $734,497, $5,218,721, $20,049,850, $6,329,018, $7,062,262, $1,869,555, $6,955,819, $982,617, $1,127,963, $1,377,329, $1,361,451, $26,212,276, $3,874,289, $6,706,468, $8,777,613, $6,957,461, $8,026,740, $4,005,557, $2,376,814, $6,619,599, $504,686, $451,145, $3,586,060, $3,170,325, $5,408,001, $1,465,030, $1,761,853, $7,211,832, $1,840,018, $1,094,500, $1,967,484, $2,499,389, $2,954,697, $2,718,725, $6,403,838, $1,254,423, $1,348,409, $2,915,542, $3,012,337, $1,133,080, $2,362,088, $31,369,301, $1,467,230, $987,481, $2,698,693, $4,300,000, $2,892,838, $9,250,128, $8,988,110, $2,330,990, $16,405,853, $15,382,036, $5,770,248, $7,088,473, $14,884,162, $2,717,414, $970,970, $4,036,646, $3,391,500, $1,371,836, $3,840,033, $3,830,119, $5,496,503, $5,070,317, $1,137,391, $46,987,738, $4,424,286, $10,012,994, $1, $1, $32,523,465, $4,018,773, $1, $71,509, $1, $26,933,993, $49,343,110, $800,155, $13,617,401, $13,114,256, $1, $23,478,022, $3,491,395, $16,717, $2, $481,765, $2,569,506, $50,090, $1, $561,907, $2,810,021, $1, $1, $451,295, $65,418,308, $6,265,647, $1,085,472, $2,599,093, $1, $1,155,321, $19,445,429, $24,613,529, $1, $1, $1, $31,936,434, $74,601,749, $19,018,947, $122,755,417, $26,067,983, $413,420, $1, $14,117,520, $3, $8,449,243, $1, $13,021, $5,512,389, $6,880,500, $42,608,694, $1,008,832, $8, $411,708, $34,314, $1, $9,327,441, $44,135,379, $31,364,096, $4, $6,799,121, $40,046,841, $2,863,967, $1,298, $15,822,902, $1, $1, $1, $894,581, $1,072,196, $3, $26,524,932, $12,244,389, $36,804,287, $2,529,092, $1, $1, $2,794,268, $3, $1, $1, $856,679, $2,178, $14,008,222, $10,549, $332,524, $12,749,518, $19,239, $20,229, $1,590,137, $2,025,966, $49,209,390, $12,441,077, $9,444,591, $39,649,322, $8,807,833, $1, $1, $1, $1, $1,047, $32,852,624, $101,953, $356,908, $7,655, $34,407,515, $22,475,562, $163,224, $3,383,621, $15,252,387, $6,918,319, $5,335,583, $3,327,967, $162,000, $1, $15,381,422, $0, $18,713,946, $0, $7,792,402, $5,112,086, $4,785,840, $1,388,553, $6,177,574, $3,130,531, $8,375,606, $5,840,449, $3,794,353, $2,517,344, $5,063,335, $7,678,916, $2,383,735, $3,882,375, $12,729,759, $0, $18,144,104, $1, $1, $6,084,354, $1,964,799, $94,819, $8,036,059, $14,080,000, $6,983,099, $5,031,961, $0, $1,983,847, $46,274,058, $5,633,665, $988,701, $1, $1, $17,200,229, $2,384,314, $1, $14,325,635, $8,868,058, $1, $1,100,000, $2,071,686, $7,464,000, $369,287, $7,546,335, $1, $14,415, $43,872, $10,142,671, $24,652, $2,368,993, $412,882, $994,640, $3,661,558, $3,102,317, $27,936,281, $1,059,969, $4,740,292, $8,616,150, $5,047,868, $900,652, $13,994,431, $1, $9,795,102, $0, $1,928,685, $5,444,562, $7,330,785, $1,625,762, $0, $2,869,853, $4,833,557, $5,858,577, $0, $300,000, $8,984,982, $1,769,852, $107,353, $5,863,474, $7,155,000, $18,011,034, $5,359,552, $0, $568,477, $4,275,000, $3,487,500, $2,643,750, $718,750, $340,000, $7,990,317, $0, $0, $2,600,108, $372,505, $5,621,176, $1,485,000, $75,001, $7,679,943, $1,138,721, $858,262, $16,608,074, $0, $1, $31,703, $1, $22,336,224, $3,159,362, $3,954,459, $1, $4,534,908, $1, $19,783,437, $6,057,052, $3,075,394, $3,604,500, $0, $2,028,250, $0, $1, $1,289,857, $1,677,500, $7,912,500, $9,257,500, $4,909,747, $7,153,010, $109,820, $1,736,277, $9,573,520, $530,769, $109,395, $8,126,529, $9,144,439, $12,439,084, $17,296,659, $17,007,072, $9,111,854, $384,786, $12,244,388, $13,038,382, $40,005, $3,397,900, $7,884,500, $1, $10,059,366, $1,763,704, $6,060,974, $3,200, $662,130, $2,637,866, $4,737,450, $37,041,323, $4,722,597, $18,844,647, $1, $1, $7,594,500, $16,897,277, $532,237, $2,841,002, $1, $6,498,089, $15,252,799, $0, $464,942, $862,695, $17,548,748, $1, $14,430,200, $205, $6,151,586, $6,120,943, $3,483,097, $0, $1, $1,567,239, $2,963,924, $18,685,684, $325,534, $4,562,547, $0, $25,098,533, $8,837,182, $2,618,278, $95,696, $7,504,840, $5,867,305, $1, $1, $1, $25,935,999, $5,891,957, $12,618,586, $11,110,876, $2,688,956, $19,456,352, $17,926,273, $5,360,276, $1,791,658, $45,087, $1,962,393, $24,118,422, $6,981,624, $32,061, $52,114, $414,439, $0, $100,726, $26,558,083 and $794,254, respectively, totaling $9,915,390,178.

[b]	Represents an affiliated issuer.

[c]	Investment does not issue shares.

[d]	Non-income producing.

[e]	Investment has been committed to but has not been fully funded by the Fund.

[f]	Security or a portion thereof is unsettled at March 31, 2024.

[g]	Investment is subject to contractual sales restrictions resulting from an entity specific lock-up arrangement. The contractual sale restriction is set to expire on September 2024.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

A summary of outstanding financial instruments at March 31, 2024 is as follows:

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Currency Purchased	Currency Sold		Value	Unrealized Appreciation (Depreciation)
April 2, 2024	Bank of America	€55,700,000		$60,412,805	$60,408,735	$(4,070)
April 2, 2024	Bank of America	€55,700,000		$60,404,450	$60,408,735	$4,285
April 2, 2024	Barclays	$61,130,956		€55,700,000	$60,408,735	$722,221
April 2, 2024	Barclays	$61,125,859		€55,700,000	$60,408,735	$717,124
April 3, 2024	BNY Mellon	$61,122,284		€55,700,000	$60,408,344	$713,940
April 3, 2024	BNY Mellon	$61,136,153		€55,700,000	$60,408,344	$727,809
April 3, 2024	BNY Mellon	€55,700,000		$60,405,648	$60,408,344	$2,696
April 3, 2024	BNY Mellon	€55,700,000		$60,410,716	$60,408,344	$(2,372)
April 10, 2024	BNY Mellon	$61,165,841		€55,700,000	$60,425,523	$740,318
April 10, 2024	BNY Mellon	$61,145,900		€55,700,000	$60,425,523	$720,377
April 10, 2024	BNY Mellon	€55,700,000		$60,421,076	$60,425,523	$4,447
April 10, 2024	BNY Mellon	€55,700,000		$60,428,874	$60,425,523	$(3,351)
April 17, 2024	Barclays	$61,188,076		€55,700,000	$60,445,962	$742,114
April 17, 2024	Barclays	$61,168,732		€55,700,000	$60,445,962	$722,770
April 17, 2024	Barclays	€55,700,000		$60,445,306	$60,445,962	$656
April 17, 2024	Barclays	€55,700,000		$60,444,748	$60,445,962	$1,214
April 24, 2024	Bank of America	€55,700,000		$60,453,182	$60,456,725	$3,543
April 24, 2024	Bank of America	€55,700,000		$60,457,638	$60,456,725	$(913)
April 24, 2024	Barclays	$61,187,670		€55,700,000	$60,456,725	$730,945
April 24, 2024	Barclays	$61,183,883		€55,700,000	$60,456,725	$727,158
May 2, 2024	Bank of America	$12,403,215	zl	50,000,000	$12,567,333	$(164,118)
May 2, 2024	Bank of America	$12,405,667	zl	50,000,000	$12,567,333	$(161,666)
May 2, 2024	Barclays	$60,861,940		€55,180,000	$59,628,784	$1,233,156
May 2, 2024	Barclays	$60,868,092		€55,180,000	$59,628,784	$1,239,308
May 7, 2024	BNY Mellon	$12,397,608	zl	50,000,000	$12,566,657	$(169,049)
May 7, 2024	BNY Mellon	$12,417,508	zl	50,000,000	$12,566,657	$(149,149)
May 7, 2024	Bank of America	$60,869,184		€55,180,000	$59,641,372	$1,227,812
May 7, 2024	Barclays	$60,891,621		€55,180,000	$59,641,372	$1,250,249
May 15, 2024	Bank of America	$60,880,668		€55,180,000	$59,661,968	$1,218,700
May 15, 2024	Bank of America	$12,405,729	zl	50,000,000	$12,562,718	$(156,989)
May 15, 2024	Barclays	$60,892,791		€55,180,000	$59,661,968	$1,230,823
May 15, 2024	Barclays	$12,355,163	zl	50,000,000	$12,562,718	$(207,555)
May 22, 2024	Bank of America	$60,858,982		€55,180,000	$59,679,786	$1,179,196
May 22, 2024	Bank of America	$60,888,122		€55,180,000	$59,679,786	$1,208,336
May 29, 2024	BNY Mellon	$12,408,762	zl	50,000,000	$12,563,396	$(154,634)
May 29, 2024	Bank of America	$60,883,206		€55,180,000	$59,697,812	$1,185,394
May 29, 2024	Bank of America	$10,441,764	zl	42,280,000	$10,623,607	$(181,843)
May 29, 2024	Barclays	$60,887,256		€55,180,000	$59,697,812	$1,189,444
June 4, 2024	BNY Mellon	$79,841,613		£63,250,000	$79,942,522	$(100,909)
June 4, 2024	BNY Mellon	$62,072,282		€57,250,000	$61,942,721	$129,561
June 4, 2024	Bank of America	$89,428,887	Fr.	78,000,000	$87,107,093	$2,321,794
June 4, 2024	Bank of America	$62,081,511		€57,250,000	$61,942,721	$138,790
June 5, 2024	BNY Mellon	$79,848,318		£63,250,000	$79,942,949	$(94,631)
June 5, 2024	BNY Mellon	$63,500,909	zl	254,800,000	$64,021,296	$(520,387)
June 5, 2024	BNY Mellon	$62,139,093		€57,250,000	$61,945,673	$193,420
June 5, 2024	BNY Mellon	$62,080,526		€57,250,000	$61,945,673	$134,853
June 5, 2024	Bank of America	$89,431,080	Fr.	78,000,000	$87,117,095	$2,313,985
June 5, 2024	Bank of America	$63,499,912	zl	254,800,000	$64,021,296	$(521,384)
June 12, 2024	BNY Mellon	$62,110,124		€57,250,000	$61,964,094	$146,030
June 12, 2024	Bank of America	$72,145,632	zl	289,600,000	$72,756,760	$(611,128)

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Currency Purchased	Currency Sold		Value	Unrealized Appreciation (Depreciation)
June 12, 2024	Barclays	$62,111,927		€57,250,000	$61,964,094	$147,833
June 20, 2024	BNY Mellon	$81,527,480	Fr.	71,000,000	$79,435,878	$2,091,602
June 20, 2024	Bank of America	$62,120,773		€57,250,000	$61,985,329	$135,444
June 20, 2024	Barclays	$79,863,783		£63,250,000	$79,948,856	$(85,073)
June 20, 2024	Barclays	$62,131,862		€57,250,000	$61,985,328	$146,534
June 26, 2024	BNY Mellon	$81,582,001	Fr.	71,000,000	$79,490,877	$2,091,124
June 26, 2024	Bank of America	$62,148,511		€57,250,000	$62,001,343	$147,168
June 26, 2024	Bank of America	$62,148,574		€57,250,000	$62,001,343	$147,231
June 26, 2024	Barclays	$79,857,515		£63,250,000	$79,951,006	$(93,491)
July 3, 2024	Bank of America	$60,631,684		€55,700,000	$60,342,985	$288,699
July 3, 2024	Bank of America	$60,640,056		€55,700,000	$60,342,985	$297,071
July 10, 2024	BNY Mellon	$60,647,886		€55,700,000	$60,361,664	$286,222
July 10, 2024	BNY Mellon	$60,652,732		€55,700,000	$60,361,664	$291,068
July 17, 2024	BNY Mellon	$60,664,429		€55,700,000	$60,380,446	$283,983
July 17, 2024	BNY Mellon	$60,672,116		€55,700,000	$60,380,446	$291,670
July 24, 2024	Barclays	$60,687,546		€55,700,000	$60,399,254	$288,292
July 24, 2024	Barclays	$60,688,103		€55,700,000	$60,399,254	$288,849
July 30, 2024	Bank of America	$60,697,398		€55,700,000	$60,415,305	$282,093
July 30, 2024	Bank of America	$60,701,392		€55,700,000	$60,415,305	$286,087
						$29,230,726

Legend:

£ - British Pound

€ - Euro

BBSY - Bank Bill Swap Rate

E - EURIBOR

Fr. - Swiss Franc

I - Indian Rupee

PIK - Payment-in-kind

S - Sterling Overnight Interbank Average Rate

SF - Secured Overnight Financing Rate

SR - Stockholm Interbank Offered Rate

zl - Polish Zloty

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities –
March 31, 2024

Assets
Unaffiliated Private Equity Investments, at fair value (cost $6,533,395,595)	$9,453,705,055
Affiliated Private Equity Investments, at fair value (cost of $3,381,994,583)	4,372,029,156
Common stocks, at fair value (cost $146,692,429)	178,771,678
High Yield Bonds, at fair value (cost $6,055,458)	6,078,721
Asset-Backed Securities, at fair value (cost $61,328,802)	61,753,834
Short-term investments, at fair value (cost $74,236,426)	74,236,426
Cash and cash equivalents	1,163,033,562
Cash denominated in foreign currencies (cost $17,714,604)	17,523,388
Deposit for investments	656,586
Investment sales receivable	20,810,116
Unaffiliated dividends and interest receivable	17,011,522
Affiliated interest receivable	232,781
Unrealized appreciation on forward foreign currency contracts	32,613,438
Other receivable	4,033,486
Prepaid assets	83,933
Total Assets	$15,402,573,682

Liabilities
Investment purchases payable	147,146,486
Distribution, servicing and transfer agency fees payable	17,537,139
Unrealized depreciation on forward foreign currency contracts	3,382,712
Repurchase amounts payable for tender offers	307,037,164
Due to broker	26,320,000
Incentive fee payable	17,062,393
Management fees payable	38,364,467
Dividends payable	4,987
Professional fees payable	2,536,031
Line of credit fees payable	2,740,467
Interest expense payable	11,611
Accounting and administration fees payable	5,078,557
Custodian fees payable	314,103
Deferred tax liability, net	29,881,815
Other payable	47,637
Total Liabilities	$597,465,569

Commitments and contingencies (See note 11)

Net Assets	$14,805,108,113

Net Assets consists of:
Paid-in capital	$11,941,238,660
Distributable earnings (accumulated loss)	2,863,869,453
Total Net Assets	$14,805,108,113

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities –
March 31, 2024 (continued)

Class A Units
Net assets	$8,007,549,762
Units outstanding	997,883,917
Net asset value per unit	$8.02
Class I Units
Net assets	$6,797,558,351
Units outstanding	813,273,408
Net asset value per unit	$8.36

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Operations –
For the Year Ended March 31, 2024

Investment Income
Dividends from unaffiliated investments (net of $195,000 withholding tax)	$14,431,462
Dividends from affiliated investments	52,888,052
Interest from unaffiliated investments	176,772,874
Interest from affiliated investments	2,003,308
Transaction fee income from unaffiliated issuers	9,049,732
Transaction fee income from affiliated issuers	6,524,740
Other fee income	2,637,220
Total Investment Income	264,307,388

Operating Expenses
Management fees	226,931,555
Incentive fees	99,078,194
Line of credit fees	13,684,200
Professional fees	11,699,366
Accounting and administration fees	9,129,483
Board of Managers’ fees	535,000
Custodian fees	392,878
Insurance expense	390,480
Distribution and servicing fees
Class A Units	53,281,266
Transfer agency fees
Class A Units	1,270,679
Class I Units	849,693
Other expenses	1,019,474
Total Expenses	418,262,268

Net Investment Loss	(153,954,880)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency
Net realized gain from unaffiliated investments	70,666,931
Net realized gain from affiliated investments	34,477,057
Net realized gain on foreign currency transactions	772,326
Net realized loss on forward foreign currency contracts	(31,662,786)
Net realized gain distributions from primary and secondary investments	119,543,514
Net change in accumulated unrealized appreciation (depreciation) on:
Unaffiliated investments	529,122,132
Affiliated investments	230,867,835
Foreign currency translation	(1,332,565)
Forward foreign currency contracts	67,750,690
Deferred income tax expense on unrealized appreciation	(29,881,815)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency	990,323,319

Net Increase (Decrease) in Net Assets From Operations	$836,368,439

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets –

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
Increase (decrease) in Net Assets resulting from operations:
Net investment loss	$(153,954,880)	$(161,241,830)
Net realized gain (loss) on investments, foreign currency transactions and forward foreign currency contracts	193,797,042	508,508,309
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation and forward foreign currency contracts	796,526,277	(22,764,838)
Net increase in Net Assets resulting from operations	$836,368,439	$324,501,641

Distributions to Members from:
Distributable earnings	(400,009,858)	(400,022,652)
Total distributions to Members	$(400,009,858)	$(400,022,652)

Capital transactions (See note 5):
Issuance of common Units
Class A Units	$867,184,668	$1,044,121,490
Class I Units	728,148,848	843,518,134
Reinvestment of common Units
Class A Units	207,209,706	208,403,495
Class I Units	152,280,709	155,757,752
Redemption of common Units
Class A Units	(438,997,302)	(298,021,666)
Class I Units	(554,919,154)	(541,493,424)
Exchanges of common Units
Class A Units	(62,024,192)	(33,764,189)
Class I Units	62,024,192	33,764,189
Total increase in Net Assets resulting from capital transactions	$960,907,475	$1,412,285,781

Total increase in Net Assets	$1,397,266,056	$1,336,764,770

Net Assets at beginning of year	$13,407,842,057	$12,071,077,287
Net Assets at end of year	$14,805,108,113	$13,407,842,057

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows –
For the Year Ended March 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations	$836,368,439
Adjustments to reconcile Net Increase (Decrease) in Net Assets from Operations to net cash provided by (used in) operating activities:
Net change in accumulated unrealized (appreciation) depreciation on investments	(759,989,967)
Net change in unrealized appreciation on forward foreign currency contracts	(67,750,690)
Net realized gain from investments and foreign currency transactions	(225,459,828)
Purchases of investments	(1,281,667,864)
Proceeds from sales of investments	899,393,674
Purchases and amortization of short-term investments	(74,236,426)
Net realized gain distributions from primary and secondary Investments	119,543,514
Amortization of premium and accretion of discount	(3,966,789)
Decrease in investment sales receivable	908,226
Increase in deposit of investments	(656,586)
Increase in dividends and interest receivable	(4,057,677)
Decrease in due from broker	32,450,000
Decrease in other receivable	755,704
Increase in prepaid assets	(13,516)
Increase in dividends payable	131
Increase in due to broker	26,320,000
Decrease in incentive fees payable	(14,108,488)
Increase in management fees payable	2,218,729
Increase in distribution, servicing and transfer agency fees payable	705,355
Increase in professional fees payable	1,979,389
Increase in line of credit fees payable	37,034
Increase in interest expense payable	11,380
Increase in accounting and administrative fees payable	119,453
Increase in custodian fees payable	196
Increase in deferred tax liability, net	29,881,815
Decrease in other payable	(12,498)
Net Cash (Used in) Operating Activities	(481,227,290)

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows –
For the Year Ended March 31, 2024 (continued)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of Units	$1,595,333,516
Distributions paid	(40,519,443)
Payments for Units redeemed	(898,905,560)
Net Cash Provided by Financing Activities	655,908,513

Net change in cash and cash equivalents	174,681,223

Effect of exchange rate changes on cash	772,326

Cash and cash equivalents at beginning of year(1)	1,005,103,401
Cash and cash equivalents at end of year(2)	$1,180,556,950

Supplemental and non-cash financing activities
Reinvestment of common Units	$359,490,415

(1)	Balance includes cash and cash equivalents and cash denominated in foreign currencies of $928,781,635 and $76,321,766, respectively.

(2)	Balance includes cash and cash equivalents and cash denominated in foreign currencies of $1,163,033,562 and $17,523,388, respectively.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights –

	Class A
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Unit Operating Performance:(1)
Net asset value, beginning of year	$7.81	$7.90	$7.10	$5.32	$5.73
Income from investment operations:
Net investment loss(2)	(0.11)	(0.12)	(0.24)	(0.20)	(0.10)
Net realized and unrealized gains (losses) on investments(2)	0.55	0.27	1.52	2.09	(0.14)
Net increase (decrease) in net assets resulting from operations	0.44	0.15	1.28	1.89	(0.24)
Distributions from:
Net realized gains	(0.23)	(0.24)	(0.48)	(0.11)	(0.17)
Total distributions	(0.23)	(0.24)	(0.48)	(0.11)	(0.17)
Net asset value, end of year	$8.02	$7.81	$7.90	$7.10	$5.32

Total Return(3)	5.68%	1.96%	18.12%	36.48%	(4.69)%

Ratios and supplemental data:
Net assets, end of year in thousands (000’s)	$8,007,550	$7,228,144	$6,367,381	$4,098,863	$2,705,680
Net investment income (loss) to average net assets before Incentive Fee	(0.71)%	(1.28)%	(1.29)%	(1.00)%	(0.52)%
Ratio of gross expenses to average net assets, excluding Incentive Fee(4)(5)	2.58%	2.67%	2.72%	2.77%	2.87%
Ratio of Incentive Fee to average net assets	0.70%	0.33%	1.88%	2.10%	1.15%
Ratio of gross expenses and Incentive Fee to average net assets(4)(5)	3.28%	3.00%	4.60%	4.87%	4.02%
Ratio of expense waivers to average net assets	—%	—%	—%	—%	—%
Ratio of net expenses and Incentive Fee to average net assets(5)	3.28%	3.00%	4.60%	4.87%	4.02%
Ratio of net expenses to average net assets, excluding Incentive Fee(5)	2.58%	2.67%	2.72%	2.77%	2.87%

Portfolio Turnover	12.48%	10.26%	20.77%	19.36%	13.35%

(1)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(2)	Calculated using average units outstanding.

(3)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense waivers by/to the Adviser.

(5)	Ratio does not include expenses of Primary and Secondary Investments.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights –

	Class I
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Unit Operating Performance:(1)
Net asset value, beginning of year	$8.07	$8.10	$7.21	$5.37	$5.75
Income from investment operations:
Net investment income (loss)(2)	(0.06)	(0.07)	(0.19)	(0.16)	(0.06)
Net realized and unrealized gain (loss) on investments(2)	0.58	0.28	1.56	2.11	(0.14)
Net increase (decrease) in net assets from operations	0.52	0.21	1.37	1.95	(0.20)
Distributions from:
Net investment income (loss)	—	—	—	—	(0.01)
Net realized gains (losses)	(0.23)	(0.24)	(0.48)	(0.11)	(0.17)
Total distributions	(0.23)	(0.24)	(0.48)	(0.11)	(0.18)
Net asset value, end of year	$8.36	$8.07	$8.10	$7.21	$5.37

Total Return after Incentive Fee(3)	6.42%	2.68%	18.95%	37.44%	(4.00)%

Ratio and Supplemental Data:
Net assets, end of period in thousands (000’s)	$6,797,558	$6,179,698	$5,703,697	$3,688,456	$2,312,841
Net investment income (loss) to average net assets before Incentive Fee	(0.01)%	(0.57)%	(0.56)%	(0.29)%	0.20%
Ratio of gross expenses to average net assets, excluding Incentive Fee(4)(5)	1.88%	1.96%	2.00%	2.05%	2.13%
Ratio of Incentive Fee to average net assets	0.70%	0.33%	1.89%	2.12%	1.14%
Ratio of gross expenses and Incentive Fee to average net assets(4)(5)	2.58%	2.29%	3.89%	4.17%	3.27%
Ratio of expense waivers to average net assets	—%	—%	—%	—%	—%
Ratio of net expenses and Incentive Fee to average net assets(5)	2.58%	2.29%	3.89%	4.17%	3.27%
Ratio of net expenses to average net assets, excluding Incentive Fee(5)	1.88%	1.96%	2.00%	2.05%	2.13%

Portfolio Turnover	12.48%	10.26%	20.77%	19.36%	13.35%

(1)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(2)	Calculated using average units outstanding.

(3)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

(5)	Ratio does not include expenses of Primary and Secondary Investments.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024

1. Organization

Partners Group Private Equity (Master Fund), LLC (the “Fund”) is a Delaware limited liability company that was organized on August 4, 2008 and commenced operations on July 1, 2009. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund has filed an application to register units of limited liability company interests in the Fund (“Units”) under the Securities Act of 1933 as amended (the “1933 Act”). The Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) pursuant to a second amended and restated investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”). The Board of Managers of the Fund (collectively, the “Board” and each member thereof a “Manager”) has oversight responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, a committee of the Board, or the Adviser, as it did in causing the Fund to enter into the Investment Management Agreement. The Fund’s investment objective is to seek long-term capital appreciation by investing in a diversified portfolio of private equity and debt investments including infrastructure. The Fund makes investments directly and through its wholly owned subsidiaries, Partners Group Private Equity (Subholding), LLC (the “Onshore Subsidiary”), Partners Group Private Equity (Luxembourg) S.à r.l (the “Offshore Subsidiary”), and Partners Group Revolver Pooling PGPE, LLC (the “Revolver Subsidiary”).

Units are offered only to investors that represent that they are “accredited investors” within the meaning of Rule 501 under the Securities Act of 1933, as amended, and “qualified clients” within the meaning of Rule 205-3 under the Investment Advisers Act. Purchasers of Units become members of the Fund (“Members”).

The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund currently offers two classes of Units designated as “Class A Units” and “Class I Units”. In the future the Fund may offer additional classes of Units. The Class A Units and the Class I Units have, and each additional class of Units issued by the Fund, if any, will have different characteristics, particularly regarding the sales charges that purchasers of Units of the additional class bear, and the distribution and service fees, if any, and other class specific expenses, if any, that are charged to holders of Units of the additional class. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

Although Units of each class represent pro rata interests in the Fund, each class votes separately on class-specific matters. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of Units based on the relative net assets of each class to the total net assets of the Fund.

2. Significant Accounting Policies

The Fund is an investment company and applies the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

b. Valuation of Investments

Investments held by the Fund include short-term investments, direct equity and debt investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Primary Investments” and “Secondary Investments”, respectively, and together, “Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

The Fund is required to report its investments, including those for which current market values are not readily available, at fair value.

The Fund values its investments in accordance with ASC 820, Fair Value Measurements (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date, and Rule 2a-5 under the Investment Company Act. Pursuant Rule 2a-5, the Board designated the Advisor as “valuation designee” to perform fair value determinations and approved amended Valuation Procedures.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024 (continued)

2. Significant Accounting Policies (continued)

Fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5 under the Investment Company Act, a market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable.

The Adviser, as “valuation designee” under Rule 2a-5 of the Investment Company Act, determines the fair value of the Fund’s Private Equity Investments in conformity with U.S. GAAP, Rule 2a-5 of the Investment Company Act, and the Fund’s Valuation Procedures. As permitted by the Valuation Procedures, the Adviser values the Fund’s Private Equity Investments in consultation with persons who are employees of the Adviser’s parent company or one of its subsidiaries. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund’s Private Equity Investments are valued.

Direct Investments

In assessing the fair value of the Fund’s non-traded Direct Investments in accordance with the Valuation Procedures, the Adviser uses a variety of methods such as earnings multiples, discounted cash flow and market data from third party pricing services. The Adviser makes valuation assumptions based on market conditions existing at the end of each reporting period. Quoted market prices or dealer quotes for certain similar instruments are used for debt investments where appropriate. Other techniques, such as option pricing models and estimated discounted value of future cash flows, are used to determine fair value for the remaining financial instruments. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Private Equity Fund Investments

The fair values of Private Equity Fund Investments determined by the Adviser in accordance with the Valuation Procedures are estimates. These estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Private Equity Fund Investments. Ordinarily, the fair value of a Private Equity Fund Investment is based on the net asset value of that Private Equity Fund Investment reported by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of a Private Equity Fund Investment does not represent fair value or if the manager of a Private Equity Fund Investment fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, considering all relevant circumstances, to value such Private Equity Fund Investment at the net asset value last reported by its investment manager, or whether to adjust such value by a premium or discount. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

For each of the Fund’s Private Equity Fund Investments (for the purposes of this paragraph, an “Investee”), the Fund has no right to cause the Investee or any third party to purchase the Fund’s investment in the Investee, at the end of the term of such investment, or any other time. Accordingly, in a typical Private Equity Fund Investment, the Fund expects to realize the value remaining in its investment at the end of the investment’s term through distributions resulting from the liquidation of the remaining assets of the Investee.

Daily Traded Investments

The fair values of financial instruments traded in active markets are based on quoted market prices at the end of the reporting period. The quoted market price used is the price within the bid-ask spread that is considered most representative of fair value at the end of the reporting period. The fair values of actively traded financial instruments with lock-up restrictions may be discounted.

The fair values of asset-backed securities are determined by price quotations from unaffiliated market makers, financial institutions that regularly trade similar investments or independent valuation agents using industry standard valuation models.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, as the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Adviser and the Administrator monitor and review the methodologies of the various third-party pricing services that are employed by the Fund.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024 (continued)

2. Significant Accounting Policies (continued)

The Adviser and certain of its affiliates act as investment advisers to clients other than the Fund. However, the valuation attributed to a Private Equity Investment held by the Fund and to the same Private Equity Investment held by another client, one of the Adviser’s affiliates, or by a client of one of its affiliates might differ due to differences in accounting, regulatory or other factors applicable to the Fund, to such other client or the Adviser’s affiliate.

c. Cash and Cash Equivalents

In the normal course of its business the Fund holds cash, including foreign currencies, in short-term interest-bearing deposit accounts, and short-term U.S. Treasury Bills (“T-Bills”) to provide liquidity pending investment in Private Equity Investments. T-Bills are valued at amortized cost which is close to or a proxy for fair value. At times, the amounts held in these accounts may exceed applicable federally insured limits. The Fund has not experienced any losses in these accounts and does not believe that it is exposed to significant credit risk in these accounts.

d. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, valuations of assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates. As of March 31, 2024, the Fund’s investments denominated in foreign currencies were as follows:

Currency	Number of investments
Australian Dollars	4
Brazilian Reals	1
Canadian Dollars	6
Danish Kroner	1
Euros	236
Indian Rupees	2
Japanese Yen	2
New Zealand Dollars	2
Norwegian Kroner	2
Philippine Pesos	1
Pounds Sterling	36
Swedish Kronor	4
Swiss Francs	7

The Fund does not separately state the portion of the results of operations due to fluctuations in foreign exchange rates. They are included with other changes in fair values of the investments during the period.

e. Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in forward foreign exchange contracts.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024 (continued)

2. Significant Accounting Policies (continued)

During the year ended March 31, 2024, the Fund entered 321 long/short forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Assets and Liabilities, the Fund had $32,613,438 in unrealized appreciation and $(3,382,712) in unrealized depreciation on forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Operations, the Fund had $(31,662,786) in net realized gains (losses) and $67,750,690 change in net unrealized appreciation (depreciation) on forward foreign currency contracts.

f. Investment Income

The Fund records a distribution of cash or in-kind securities on a Private Equity Investment at fair value based on the information contained in the notice provided to the Fund when the distribution is received. Thus, the Fund recognizes in the Consolidated Statement of Operations its share of realized gains (or losses) and the Fund’s share of net investment income (or loss) based upon information received about distributions on Private Equity Investments. Unrealized appreciation (depreciation) on investments presented in the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains/losses, and undistributed net investment income (or loss) on Private Equity Investments for the relevant period.

The Fund classifies various types of non-interest income earned from Direct Investments as either other income or transaction income. Other income includes transfer fees, amendment fees, and unfunded fees. Transaction income includes break-up fees, directors’ fees, financial advisory fees, topping fees, investment banking fees, monitoring fees, organizational fees, and syndication fees. Transaction income is classified as extraordinary income, as are other fees payable to the Fund attributable to Direct Investments or unconsummated transactions.

g. Interest and Dividend Income

Dividend income is recorded on the ex-dividend date, except for certain dividends received from foreign securities and Direct Equity Investments for which the ex-dividend date has passed, in which case the dividend is recorded as soon as a Fund is informed that the ex-dividend date has occurred. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis from the settlement date, except for securities with a forward starting effective date, where interest income is recorded on the accrual basis from the effective date.

h. Fund Expenses

The Fund bears all expenses incurred in its conduct of the business of the Fund on an accrual basis, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for lines of credit; fees for data and software providers; costs of insurance; registration expenses; fees of each Manager who is not an “interested person” of the Fund, as defined in the Investment Company Act (each, individually an “Independent Manager” and collectively, the “Independent Managers”); and expenses of meetings of the Board, including reimbursement of the Independent Managers for their expenses in attending meetings.

i. Costs Relating to Purchases of Secondary Investments

Costs relating to purchases of Secondary Investments include the amortization of deferred payments on Secondary Investments. Such amortization expense is recognized on a monthly basis until the due date of a deferred payment.

j. Income Taxes

The Fund recognizes tax positions in its consolidated financial statements only when it is more likely than not that the relevant taxing authority will, upon examination, sustain the position based on its merits. A position that meets this standard is measured at the maximum benefit that will more likely than not be realized upon settlement. The Fund classifies any interest expense related to income taxes in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations.

The Fund’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction. Based on this review, the Fund has concluded that no additional provision for income tax is required in the Fund’s consolidated financial statements. The Fund is subject to potential examination by certain taxing authorities in various jurisdictions. The Fund’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024 (continued)

2. Significant Accounting Policies (continued)

As noted above, the Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income, whether or not distributed to Members, at corporate rates, and all distributions of earnings and profits would be taxable to Members as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions until it requalifies as a RIC that is accorded special tax treatment under Subchapter M. In order to comply with the requirements of Subchapter M, the Fund must distribute substantially all of its taxable income and gains to holders of Fund Units and meet certain diversification and income requirements with respect to its investments. The Onshore Subsidiary is treated as an association taxable as a corporation for U.S. federal income tax purposes. The Offshore Subsidiary is treated as an entity separate from the Fund, and thus is disregarded, for U.S. federal income tax purposes. The Revolver Subsidiary is treated as an association taxable as a corporation for U.S. federal income tax purposes. In preparing its consolidated financial statements, the Onshore Subsidiary is required to recognize its estimate of income taxes for Federal and State purposes as a deferred tax asset or liability. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the corresponding amounts used for income tax purposes. If the Onshore Subsidiary has a deferred tax asset, consideration is given to whether a valuation allowance is required. The Offshore Subsidiary is not subject to U.S. federal and state income taxes.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2024, the tax years from 2019 forward remain subject to examination by the major tax jurisdictions in which the Fund is subject to examination.

During the fiscal year ended March 31, 2024 the Fund reclassified $82,472,127 from undistributed net investment income, $(135,081,938) of accumulated net realized gain (loss) on investments and forward foreign currency contracts, $0 of accumulated net unrealized appreciation on investments and forward foreign currency contracts, and $0 of foreign currency translation, to paid-in capital.

k. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, as well as the reported increases and decreases in capital from operations during the reporting period. Actual results may differ from those estimates.

l. Consolidated Financial Statements

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

m. Disclosures about Offsetting Assets and Liabilities

The Fund is subject to requirements to disclose information about offsetting assets and liabilities and similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Master Netting Agreements (“MNA”) or similar arrangements in the Consolidated Statement of Assets and Liabilities. The table below presents the amounts of the Fund’s derivative assets and liabilities as of March 31, 2024: gross, net of amounts available for offset under a MNA, and net of the related collateral received and/or pledged, if any, by the Fund:

Counterparty	Derivative Assets Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Received[1]	Net Amount[2]
Bank of America	$12,385,628	$1,802,111	$8,900,000	$1,683,517
Barclays	11,378,690	386,119	10,140,000	852,571
BNY Mellon	8,849,120	1,194,482	7,280,000	374,638

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024 (continued)

2. Significant Accounting Policies (continued)

Counterparty	Derivative Liabilities Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Pledged[1]	Net Amount[3]
Bank of America	$1,802,111	$1,802,111	$—	$—
Barclays	386,119	386,119	—	—
BNY Mellon	1,194,482	1,194,482	—	—

[1]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount represents the net amount due from the Fund to the counterparty in the event of default.

n. Recently Adopted Accounting Pronouncements

On June 30, 2022, the FASB issued ASU 2022-03 which clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and requires specific disclosures related to such an equity security. Under current guidance, stakeholders have observed diversity in practice related to whether contractual sale restrictions should be considered in the measurement of the fair value of equity securities that are subject to such restrictions. On the basis of interpretations of existing guidance and the current illustrative example in ASC 820-10-55-52 of a restriction on the sale of an equity instrument, some entities use a discount for contractual sale restrictions when measuring fair value, while others view the application of such a discount to be inconsistent with the principles of ASC 820. To reduce the diversity in practice and increase the comparability of reported financial information, ASU 2022-03 clarifies this guidance and amends the illustrative example. The amendments in ASU 2022-03 are consistent with the principles of fair value measurement under which an entity is required to consider characteristics of an asset or liability if other market participants would also consider those characteristics when pricing the asset or liability. Specifically, the ASU clarifies that an entity should apply these fair value measurement principles to equity securities that are subject to contractual sale restrictions. The Fund was required to comply with the requirements as of December 15, 2023. The Adviser has concluded that this update had no material impact on investment valuations, as previously expected.

As of March 31, 2024, the Fund held equity securities subject to contractual sales restrictions resulting from an entity specific lock-up arrangement with a fair value of $216,085,598. The contractual sale restriction is set to expire on September 18, 2024.

3. Fair Value Measurements

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-level hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). This distinction determines the classification of fair value measurements for disclosure purposes.

The various types of inputs used in determining the value of the Fund’s investments are summarized below for each of the three levels:

Valuation of Investments

●

Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on a securities exchange. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on that date, the mean between the closing bid and ask prices the date. In accordance with authoritative guidance, the Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position in an investment and a sale could reasonably impact the quoted price.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024 (continued)

3. Fair Value Measurements (continued)

●

Level 2 – Pricing inputs are observable inputs other than quoted prices for identical assets in active markets (i.e., not Level 1 inputs). Fair value is determined using models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments that are generally included in this category include corporate notes, convertible notes, warrants and restricted public equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

●

Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are private equity and debt investments, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs is based on the Adviser’s estimates that consider a combination of various factors and performance measurements. These factors and measurements include the timing of the transaction; the market in which the investment operates; comparable market transactions; operational performance and projections of the investments; various performance multiples as applied to earnings before interest, taxes, depreciation, and amortization or a similar measure of earnings for the latest reporting period or a forward period; brokers’ quotes; and discounted cash flow analysis.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund’s investments classified in the fair value hierarchy as of March 31, 2024:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$178,771,678	$—	$—	$178,771,678
High Yield Bonds	—	6,078,721	—	6,078,721
Asset-Backed Securities	—	—	61,753,834	61,753,834
Direct Investments:
Direct Equity	53,771,022	38,445,356	8,531,221,626	8,623,438,004
Direct Debt	—	209,451	1,251,252,987	1,251,462,438
Total Direct Investments*	$53,771,022	$38,654,807	$9,782,474,613	$9,874,900,442
Secondary Investments*	—	—	1,827,755,657	1,827,755,657
Primary Investments*	—	—	2,123,078,112	2,123,078,112
Short-term Investments	74,236,426	—	—	74,236,426
Total Investments	$306,779,126	$44,733,528	$13,795,062,216	$14,146,574,870

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Foreign Currency Exchange Contracts**	$—	$32,613,438	$—	$32,613,438
Total Assets	$—	$32,613,438	$—	$32,613,438
Liabilities
Foreign Currency Exchange Contracts**	$—	$(3,382,712)	$—	$(3,382,712)
Total Liabilities	$—	$(3,382,712)	$—	$(3,382,712)
Total Investments net of Foreign Currency Exchange Contracts	$306,779,126	$73,964,254	$13,795,062,216	$14,175,805,596

*	Private Equity Investments are described in Note 2.b.
**	Forward Foreign Currency Exchange Contracts are described in Note 2.e.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024 (continued)

3. Fair Value Measurements (continued)

The following is a reconciliation of the amount of the account balances on April 1, 2023 and March 31, 2024 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2023	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Net Amortization of Discount/ (Premium)	Net Transfers In or Out of Level 3	Balance as of March 31, 2024
Asset-Backed Securities	$48,265,122	$—	$4,342,525	$9,128,894	$—	$17,293	$—	$61,753,834
Direct Investments:
Direct Equity Investments	$7,782,055,062	$115,918,245	$509,023,460	$455,326,698	$(331,101,839)	$—	$—	$8,531,221,626
Direct Debt Investments	1,054,469,390	(27,849,293)	25,614,169	456,943,274	(261,833,750)	3,909,197	—	1,251,252,987
Total Direct Investments*	$8,836,524,452	$88,068,952	$534,637,629	$912,269,972	$(592,935,589)	$3,909,197	$—	$9,782,474,613
Secondary Investments*	1,641,420,622	(219,263)	93,359,579	159,797,513	(66,602,794)	—	—	1,827,755,657
Primary Investments*	1,888,601,956	(4,166,088)	139,983,506	270,789,923	(172,131,185)	—	—	2,123,078,112
Total	$12,414,812,152	$83,683,601	$772,323,239	$1,351,986,302	$(831,669,568)	$3,926,490	$—	$13,795,062,216

*

For the purposes of the tables above: (i) “Direct Investments” are private investments directly in the equity or debt of selected operating companies, often together with the management of the investee operating company; (ii) “Primary Investments” are investments in newly established private equity partnerships where underlying portfolio companies are generally not known as of the time of investment; (iii) and “Secondary Investments” are single or portfolios of assets acquired on the secondary market. However, in the private equity market sector the term “secondary investments” is generally understood to mean Private Equity Fund Investments acquired in the secondary market (See Note 2.b). Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The amount of the net change in unrealized appreciation (depreciation) for the year ended March 31, 2024 relating to investments in Level 3 assets still held at March 31, 2024 is $919,056,818, which is included as a component of net change in accumulated unrealized depreciation on investments on the Consolidated Statement of Operations.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024 (continued)

3. Fair Value Measurements (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of March 31, 2024:

Type of Security	Fair Value at March 31, 2024 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Asset-Backed Securities	$61,754	Reported fair value	Reported fair value	n/a
Direct Investments:
Direct Equity	$620,857	Discounted cash flow	Discount factor	9.42% – 19.00% (14.15%)
	6,784,210	Market comparable companies	Enterprise value to EBITDA multiple	5.40x – 35.40x (16.97x)
	82,016	Market comparable companies	Price to book ratio	1.90x – 1.90x (1.90x)
	496,450	Exit price	Recent transaction price	n/a
	60,356	Recent financing/transaction	Recent transaction price	n/a
	325,946	Reported fair value	Reported fair value	n/a
	161,387	Market comparable companies	Enterprise value to sales multiple	2.00x – 18.60x (8.03x)
Direct Debt	$724,786	Broker quotes	Indicative quotes for an inactive market	n/a
	508,041	Discounted cash flow	Discount factor	9.00% – 23.00% (12.28%)
	7,731	Market comparable companies	Enterprise value to EBITDA multiple	6.50x – 8.75x (8.00x)
	17	Exit price	Recent transaction price	n/a
	7,270	Recent financing/transaction	Recent transaction price	n/a
	3,408	Market comparable companies	Enterprise value to sales multiple	2.80x – 2.80x (2.80x)
Primary and Secondary Investments	$3,943,257	Adjusted reported net asset value	Reported net asset value	n/a
	7,576	Adjusted reported net asset value	Fair value adjustments	n/a

*	Level 3 fair value includes accrued interest.

Level 3 Direct Equity Investments valued using an unobservable input are directly affected by a change in that input. For Level 3 Direct Debt Investments, the Fund estimates fair value utilizing earnings and multiples analysis or an analysis of discounted cash flows that considers the credit risk and interest rate risk of the particular investment. For Direct Investments, significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurements.

The amounts from Partners Group investment vehicles pertain to non-investment related assets (liabilities) and/or any difference in fair value classification of its underlying investments. In certain cases, this may also include underlying investments that are measured under Level 1 or Level 2 but presented under Level 3 in fair value measurement note since the investments are held under external partnership investments.

4. Revolving Credit Agreement

The Fund has a secured, committed multicurrency revolving line of credit (“LOC”) facility with Lloyds Bank Corporate Markets plc (successor of Lloyds Bank plc), NatWest Markets plc (successor of The Royal Bank of Scotland plc), Barclays Bank plc, UBS AG, and Bank of America, N.A. in the aggregate maximum principal amount of $1,111,000,000. The Fund anticipates that

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024 (continued)

4. Revolving Credit Agreement (continued)

this LOC facility will be used primarily for working capital requirements and for financing investments and funding associated costs and expenses. The Fund will incur additional interest and other expenses for the use of this and other future line of credit facilities. Borrowings under this facility had been charged a rate of interest per annum that was the aggregate of the applicable margin of 3.25% which was until June 30, 2023, London Interbank Offered Rate (LIBOR), after June 30, 2023, Secured Overnight Financing Rate (SOFR), or, in relation to any loan in Euros, the Euro Interbank Offered Rate (EURIBOR), and a commitment fee of 1.20% per annum on the daily unused portion. For the year ended March 31, 2024, the Fund did not have any borrowings and did not incur any interest expense under the LOC facility. In addition to the commitment fee under the LOC facility the Fund agrees to pay arrangement fees based on the rate agreed to with the various lenders, agency fees of $25,000 per annum, monitoring fees of $25,000 per annum and trustee fees of $15,000 per annum. The term of the LOC facility runs until January 31, 2025.

5. Unit Transactions/Subscription and Repurchase of Units

In general, Units are offered for purchase as of the first day of each calendar month. However, Units may be offered more or less frequently as determined by the Board in its sole discretion.

Pursuant to the conditions of an exemptive order issued by the SEC, and in compliance with Rule 12b-1 under the Investment Company Act, the Fund has adopted a Distribution and Service Plan for the Class A Units (the “Distribution Plan”). The Distribution Plan allows the Fund to pay distribution fees for the promotion and distribution of its Class A Units and the provision of personal services to holders of Class A Units. Under the Distribution Plan, the Fund may pay as compensation an amount up to 0.70% on an annualized basis of the value of the Fund’s net asset attributable to Class A Units (the “Distribution Fee”). Payment of the Distribution Fee is governed by the Distribution Plan. The Distribution Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to Class A Units. For the year ended March 31, 2024, the Fund accrued distribution fees of $53,281,266, which were attributable to Class A Units. Class I Units are not subject to the Distribution Plan or the Distribution Fee and do not bear any expenses associated therewith. In addition, under the Distribution Plan, subscriptions for Class A Units may be subject to a placement fee (the “Placement Fee”) of up to 3.50% of the subscription amount. No Placement Fee may be charged without the consent of the placement agent.

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Units, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business, and economic factors. The Adviser anticipates recommending to the Board that, under normal circumstances, the Fund conduct quarterly repurchase offers for Units having an aggregate value of no more than 5% of the Fund’s net assets each January 1st, April 1st, July 1st, and October 1st. The Fund is entitled to charge a 2.00% early repurchase fee for any repurchase of Units from a Member at any time prior to the day immediately preceding the first anniversary of the Member’s purchase of such Units.

Transactions in Units were as follows:

	For the Year Ended March 31, 2024		For the Year Ended March 31, 2023
	Units	Dollar Amounts	Units	Dollar Amounts
Class A Units
Sales	108,763,965	$867,184,668	135,853,171	$1,044,121,490
Reinvestments	26,034,968	207,209,706	27,201,779	208,403,495
Repurchases	(54,720,544)	(438,997,302)	(39,035,738)	(298,021,666)
Class exchanges	(7,731,213)	(62,024,192)	(4,412,537)	(33,764,189)
Net increase (decrease)	72,347,176	$573,372,880	119,606,675	$920,739,130

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024 (continued)

5. Unit Transactions/Subscription and Repurchase of Units (continued)

	For the Year Ended March 31, 2024		For the Year Ended March 31, 2023
	Units	Dollar Amounts	Units	Dollar Amounts
Class I Units
Sales	88,134,916	$728,148,848	106,868,476	$843,518,134
Reinvestments	18,401,613	152,280,709	19,710,682	155,757,752
Repurchases	(66,540,593)	(554,919,154)	(69,322,331)	(541,493,424)
Class exchanges	7,456,659	62,024,192	4,283,658	33,764,189
Net increase (decrease)	47,452,595	$387,534,595	61,540,485	$491,546,651

6. Management Fees, Incentive Fee and Fees and Expenses of Managers

Under the terms of the Investment Management Agreement the Adviser is responsible for providing day-to-day investment management and certain other services to the Fund, subject to the ultimate supervision of and to any policies established by the Board. Accordingly, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program. As consideration for its investment management services under the Investment Management Agreement, the Fund pays the Adviser a monthly management fee equal to 1/12th of 1.50% (1.50% on an annualized basis) of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. However, the Investment Management Agreement provides that in no event will the management fee exceed 1.75% as a percentage of the Fund’s net asset value. For the year ended March 31, 2024, the Fund incurred $226,931,555 in management fees payable to the Adviser.

In addition to the monthly management fee, at the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the New Loss Recovery Account (as defined below). For the purposes of calculating the Incentive Fee, the term “net profits” means the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the beginning of the same period, including any net change in unrealized appreciation or depreciation of investments, realized gains or losses, investment income, expenses, while excluding contributions and withdrawals from the calculation of the Incentive Fee. The Fund maintains a memorandum account (the “New Loss Recovery Account”), which had an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Members will benefit from the New Loss Recovery Account in proportion to their holdings of Units. For the year ended March 31, 2024, the Fund incurred $99,078,194 in Incentive Fees due to the Adviser.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses) do not exceed 3.00% on an annualized basis with respect to Class A Units and 2.30% on an annualized basis with respect to Class I Units (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to affect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party. During the year ended March 31, 2024, the Adviser did not waive any fees and the Fund did not pay any recoupment of existing waivers pursuant to the Expense Limitation Agreement.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024 (continued)

6. Management Fees, Incentive Fee and Fees and Expenses of Managers (continued)

Each Independent Manager is paid an annual fee. Effective January 1, 2023, the Fund increased the annual fee from $140,000 to $150,000. The Fund pays an additional fee of $10,000 to the Chairman of the Board, the Chairman of the Audit Committee, and effective January 1, 2024, the Chairman of the Nominating Committee. The Fund also reimburses the expenses of the Independent Managers incurred in connection with their services as Independent Managers. The Independent Managers do not receive any pension or retirement benefits from the Fund.

7. Affiliated Investments

Under Section 2(a)(3) of the Investment Company Act, a portfolio company is considered “affiliated” with the Fund if the Fund owns five percent or more of such portfolio company’s outstanding voting securities. The Fund held at least five percent of the outstanding voting securities of the following portfolio companies as of March 31, 2024:

	Shares/ Principal as of March 31, 2024	Fair Value as of March 31, 2023	Gross Additions(1)	Gross Reductions(2)	Realized Gains/ Losses	Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2024	Affiliated Income/ Accretion of Discount
Non-Controlled Affiliates
Bock Capital JVCo Nature S.à.r.l.	12,590,000,000	$119,970,996	$—	$—	$—	$64,453,234	$184,424,230	$—
Camelia Investment 1 Limited	6,768,704,045	175,522,798	—	—	—	(14,314,302)	161,208,496	—
CapitalSpring Finance Company, LLC	9,203,726	10,024,425	471,306	(2,580,240)	—	290,471	8,205,962	825,241
CBI Parent, L.P.	1,145,918	55,290,869	38,764	—	—	(55,329,633)	—	—
Confluent Health Holdings LP	30,362	67,055,823	35,910	(1,770,079)	—	9,855,927	75,177,581	—
Dermatology Holdings, L.P.(3)	—	123,530,154	—	—	—	20,506,594	144,036,748	—
Ecom Express Private Limited(4)	63,417	6,955,017	—	—	—	2,455,347	9,410,364	—
ECP Parent, LLC	109,770,023	134,424,811	8,508,422	—	—	(40,695,847)	102,237,386	—
EdgeCore Holdings, L.P.(3)	—	46,333,333	29,385,470	—	—	28,003,388	103,722,191	—
Encore Holdings LP(3)	—	59,878,467	12,058,696	—	—	31,254,368	103,191,531	—
EnfraGen LLC	37,786	68,814,259	3,563,716	—	—	18,167,405	90,545,380	614,023
Green DC LuxCo Sarl	19,595,288	76,874,783	22,120,271	—	—	55,909,373	154,904,427	—
Icebox Holdco I Inc(3)	—	62,801,819	46,581	—	—	(47,564)	62,800,836	—
Icebox Parent LP(3)	—	142,209,239	308	—	—	75,924,084	218,133,631	—
Idera, Inc.	1,232,275	1,191,675	601	(12,704)	4	49,945	1,229,521	111,678
Idera Parent L.P.(3)	—	235,094,054	11,548	—	—	35,867,594	270,973,196	—
KPOCH Holdings, L.P.(3)	—	197,028,562	—	—	—	(26,338,125)	170,690,437	746,667
KPSKY Holdings L.P.(3)	—	63,907,232	—	—	—	12,745,824	76,653,056	—
Luxembourg Investment Company 285 S.à.r.l.(5)	14,865,773	47,705,259	—	—	—	(19,526,320)	28,178,939	—
Luxembourg Investment Company 293 S.à.r.l.	9,789,622	41,718,233	3,263,715	—	—	5,780,700	50,762,648	—

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024 (continued)

7. Affiliated Investments (continued)

	Shares/ Principal as of March 31, 2024	Fair Value as of March 31, 2023	Gross Additions(1)	Gross Reductions(2)	Realized Gains/ Losses	Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2024	Affiliated Income/ Accretion of Discount
Luxembourg Investment Company 314 S.à.r.l.(5)	192,000	$1	$—	$—	$—	$—	$1	$—
Luxembourg Investment Company 404 S.à r.l.	145,800	2,593,133	13,963,877	(93,072)	—	7,971,238	24,435,176	—
Luxembourg Investment Company 414 S.à r.l.	12,316,087	100,897,070	—	(14,090,091)	(1,177,948)	15,885,196	101,514,227	—
Luxembourg Investment Company 430 S.à r.l.	52,594,635	86,706,433	—	—	—	(10,339,669)	76,366,764	—
MHS Acquisition Holdings, LLC	35,641	969,995	—	—	—	15,324	985,319	—
MHS Blocker Purchaser L.P.(3)	—	74,999,298	—	—	—	1,184,910	76,184,208	—
Orbiter Investments S.à.r.l.(6)	8,568,857	180,264,244	93,940,247	—	—	(738,383)	273,466,108	—
Partners Group Satellite HoldCo S.à.r.l.	14,993,879	53,808,850	—	—	—	33,839	53,842,689	—
Partners Group Satellite Warehouse S.C.S.	—	1,461,859	2,007	—	—	(289,311)	1,174,555	—
Partners Terra Pte. Ltd.	7,357,185	4,968,343	2,967,503	—	—	1,195,017	9,130,863	—
PG BRPC Investment, LLC	32,079	83,240,775	—	—	—	1,353,660	84,594,435	—
PG Delta Holdco, LLC	40,952	56,758,170	12,476,871	—	—	18,010,363	87,245,404	—
PG Esmeralda Pte. Ltd.(6)	5,937,034	46,742,170	1,475,400	(79,081)	—	(5,390,000)	42,748,489	—
PG Investment Company 1 S.à r.l.	12,822,040	99,982,982	—	—	—	(3,097,488)	96,885,494	—
PG Investment Company 18 S.à.r.l.	126,506,634	127,351,249	21,772	(37,332)	2,642	42,798,652	170,136,983	—
PG Investment Company 24 S.à.r.l.	102,257,478	121,102,332	—	—	—	30,970,494	152,072,826	—
PG Investment Company 60 S.à.r.l.(6)	379,375	—	1,939,076	—	—	(10,443)	1,928,633	—
PG Lion Management Warehouse S.C.S(3)(5)	—	700,087	—	—	—	(467,214)	232,873	—
PG TLP S.à r.l.	6,473,126	101,424,592	—	(1,386,621)	(188,022)	14,426,217	114,276,166	—
PG Wave Limited	53,215,581	73,041,328	891,923	—	—	12,966,597	86,899,848	—
Pharmathen GP S.à r.l.	110,300	1	—	—	—	—	1	—
Pharmathen Topco S.à r.l.	98,937,978	107,607,991	—	—	—	52,896,716	160,504,707	—

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024 (continued)

7. Affiliated Investments (continued)

	Shares/ Principal as of March 31, 2024	Fair Value as of March 31, 2023	Gross Additions(1)	Gross Reductions(2)	Realized Gains/ Losses	Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2024	Affiliated Income/ Accretion of Discount
Polyusus Lux XVI S.à.r.l.	289,102,341	$4,687,426	$—	$—	$—	$(4,687,424)	$2	$—
Root JVCo S.à r.l.	11,049,750	106,407,042	—	—	—	5,543,972	111,951,014	—
SnackTime PG Holdings, Inc.	12	43,763,165	1	—	—	(33,190,105)	10,573,061	—
Specialty Pharma Holdings LP(3)	—	133,140,783	—	(5,820)	—	12,647,804	145,782,767	—
Sunsure Energy Private Limited	2,409,419	9,637,675	133,361	—	—	2,304,596	12,075,632	—
SureWerx Topco, L.P.(3)	—	52,920,539	—	—	—	6,893,813	59,814,352	—
Surfaces SLP (SCSp)(3)	—	36,858,430	—	—	—	(7,696,649)	29,161,781	—
Thermostat Purchaser, L.P.(3)	—	72,485,016	—	—	—	17,916,197	90,401,213	—
WHCG Purchaser, Inc.(6)	3,407,722	—	3,407,722	—	—	—	3,407,722	319,722
WHCG Purchaser, Inc.(3)(6)	—	—	2,316,000	—	—	61,506	2,377,506	—
WHCG Purchaser, LP(3)	—	14,861,436	—	—	—	(1,960,047)	12,901,389	—
Zenith Longitude Limited	26,838,037	384,917,110	—	(478,400)	—	(121,968,322)	262,470,388	52,274,029
Total Non-Controlled Affiliates		$3,920,631,333	$213,041,068	$(20,533,440)	$(1,363,324)	$260,253,519	$4,372,029,156	$54,891,360

(1)

Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, the accretion of discounts and the exchange of one or more existing securities for one or more new securities.

(2)

Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities.

(3)	Investment does not issue shares.

(4)	This investment is associated with PG Esmeralda Pte. Ltd.

(5)	Luxembourg Investment Company 285 S.à.r.l, Luxembourg Investment Company 314 S.à.r.l and PG Lion Management Warehouse S.C.S. are related to the same investment.

(6)	Investment transitioned from unaffiliated to affiliated during the year.

8. Accounting and Administration Agreement

The Administrator serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services pursuant to an Accounting and Administration Agreement between the Fund and the Administrator. For its services the Administrator receives a monthly fee that is based upon the average net assets of the Fund, fees on portfolio transactions, as well as reasonable out of pocket expenses. For the year ended March 31, 2024, the Fund incurred $9,129,483 in administration and accounting fees due to the Administrator.

9. Investment Transactions

Total purchases of investments for the year ended March 31, 2024 amounted to $1,405,402,239. Total distribution proceeds from sale, redemption, or other disposition of investments for the year ended March 31, 2024 amounted to $899,393,674. The cost of investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such investments. The Fund relies upon actual and estimated tax information provided by the managers of the Private Equity Fund Investments as to the amounts of taxable income allocated to the Fund as of March 31, 2024.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024 (continued)

10. Indemnification

In the normal course of business, the Fund may enter contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

11. Commitments

As of March 31, 2024, the Fund had funded $14,560,149,564 or 89.7% of the $16,224,094,108 of its total commitments to Private Equity Investments. With respect to its (i) Direct Investments it had funded $10,585,684,813 of $11,130,907,617 in total commitments, (ii) Secondary Investments it had funded $2,099,616,184 of $2,418,563,406 in total commitments, and (iii) Primary Investments it had funded $1,874,848,567 of $2,674,623,085 in total commitments, in each case, as of March 31, 2024.

12. Risk Factors

An investment in the Fund involves significant risks, including industry risk, liquidity risk, interest rate risk and economic conditions risk. These risks should be carefully considered prior to investing and should only be considered by investors financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Fund invests substantially all its available capital in Private Equity Investments. Typically, these investments are in restricted securities that are not traded in public markets and are subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may have a concentration of investments in a particular industry or sector. The performance of investments in the sector may have a significant impact on the performance of the Fund. The Fund’s Private Equity Investments are illiquid, typically subject to various restrictions on resale, and there is no assurance that the Fund will be able to realize the value of such investments in a timely manner. Private Equity Fund Investments are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Private Equity Fund Investments. Except where a market exists for the securities in which the Fund is directly or indirectly invested, the valuations of the Fund’s investments are estimated. Due to the inherent uncertainty in estimated valuations, those valuations may differ from the valuations that would have been used had a ready market for the securities existed, and the differences could be material.

Investments in Units provide limited liquidity. It is currently intended that holders of Fund Units will be able to redeem Units only through quarterly offers by the Fund to purchase, from holders of Fund Units, a limited number of Units. Those offers are at the discretion of the Board on the recommendation of the Adviser. Therefore, an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment. No guarantee or representation is made that the Fund’s investment objective will be met.

The impairment or failure of one or more banks with whom the Fund, an underlying fund or their portfolio companies transacts may inhibit the Fund, an underlying fund or their portfolio companies’ ability to access depository accounts. In such cases, the Fund or an underlying fund or portfolio company may be forced to delay or forgo investments or other business opportunities or initiatives, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund, an underlying fund or portfolio company holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund, an underlying fund or their portfolio companies may not recover such excess, uninsured amounts.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund, an underlying fund or their portfolio companies have a commercial relationship could adversely affect, among other things, the Fund, underlying fund or one of their portfolio company’s ability to pursue key strategic initiatives, including by affecting the Fund, an underlying fund or portfolio company’s ability to borrow from financial institutions on favorable terms.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024 (continued)

12. Risk Factors (continued)

Additionally, if the sponsor of an underlying fund, or a portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, the underlying fund and/or its portfolio companies may experience issues receiving financial support from the sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations.

13. Tax Information

Distributions to Members are recorded on the ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations that may differ in various (or significant) respects from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations.

The tax year of the Fund is the 12-month period ending on October 31.

For the tax year ended October 31, 2023, for U.S. federal income tax purposes, the Fund’s aggregate unrealized appreciation and depreciation on its investments based on cost were as follows:

	Investments	Forward Foreign Currency Contracts
Tax Cost	$7,219,544,184	$3,139,200,193
Gross unrealized appreciation	7,239,687,903	108,127,064
Gross unrealized depreciation	(214,219,380)	(929,178)
Net unrealized investment appreciation	$7,025,468,523	$107,197,886

For the tax year ended October 31, 2023, the Fund made the following permanent book-tax differences and reclassifications. These reclassifications were due to differences between book and tax accounting, primarily for total tax adjustment from basis difference, reversal of partnership distribution dividends, reversal of partnership book gain/loss, total book gain/loss recognized on partial sales and distribution re-designations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

Paid in capital excess of par value	$52,609,811
Distributable earnings (accumulated loss)	(52,609,811)

For the tax year ended October 31, 2023, the Fund’s tax year end components of distributable earnings on a tax basis are as follows:

Late Year Ordinary Loss Deferral	$(146,209,629)
Net Tax Appreciation/(Depreciation)	7,025,651,562
Undistributed Capital Gains	243,009,019
Capital Loss Carryover	(185,143)

The tax character of distributions for the tax years ended October 31, 2023 and 2022, was as follows:

	2023	2022
Long-term capital gains	$400,009,858	$400,022,652

ASC Topic 740, “Accounting for Uncertainty in Income Taxes” (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2024 (continued)

13. Tax Information (continued)

prior years, as applicable), the Adviser has concluded that the Fund does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. Such open tax years remain subject to examination and adjustment by tax authorities.

As of March 31, 2024, the deferred tax liability within the Onshore Subsidiary amounts to $29,881,815, which is primarily related to net unrealized gains on investments.

14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that require disclosure in the consolidated financial statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Expenses — for the period from October 1, 2023 through March 31, 2024 (Unaudited)

Example: As a Fund Member, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1 fees); and other Fund expenses. The following two examples - the first based on the fund’s actual returns and expenses for the six-month period and the second, for comparison purposes, based on hypothetical Fund return of 5% and the Fund’s actual expense ratio - are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 at the beginning of a six-month period and held through the year ended March 31, 2024.

Actual Example: The first section of the table below provides information about actual account values and actual expenses for the Fund during the period. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the reports provided by managers of the other funds to their investors.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Partners Group Private Equity (Master Fund), LLC
	Beginning Account Value (10/1/23)	Ending Account Value (3/31/24)	Expenses Paid During the Period(*)	Annualized Net Expense Ratio(**)
Actual
Class A Shares	$1,000.00	$1,056.80	$15.74	3.06%
Class I Shares	$1,000.00	$1,064.20	$12.20	2.36%

	Beginning Account Value (10/1/23)	Ending Account Value (3/31/24)	Expenses Paid During the Period(*)	Annualized Net Expense Ratio(**)
Hypothetical (5% annual return before expenses)
Class A Shares	$1,000.00	$1,019.39	$30.90	3.06%
Class I Shares	$1,000.00	$1,026.37	$23.94	2.36%

(*)

Expenses are calculated using to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the opening of business on October 1, 2023.

(**)

Annualized ratio of expenses to average net assets for the period from October 1, 2023 through March 31, 2024. The expense ratio includes the effect of expenses waived or reimbursed by the Fund’s investment adviser.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited)

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***
James F. Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chairman and Manager	Since inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-2023).	3
Lewis R. Hood, Jr. Year of Birth: 1956 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since October 2017	Retired; Managing Director and Chief Investment Officer (CIO Emeritus from 2014), ERISA Plans, Prudential Insurance Company of America (2002-2015).	3
Stephen G. Ryan Year of Birth: 1959 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since October 2017	Professor of Accounting, Stern School of Business, New York University (1995-Present).	3

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity (Master Fund), LLC, Partners Group Next Generation Infrastructure, LLC, and Partners Group Growth, LLC.

The Fund’s statement of additional information includes additional information about the Managers and Officers of the Fund and is available, without charge, upon request, by calling the Fund at 1-877-748-7209, or by visiting the SEC’s website at www.sec.gov.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
Robert Collins(1) Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager; President	Indefinite length—since inception	Partner, Partners Group (2021–Present); Partners Group (2005– Present).	3
Brian J. Igoe Year of Birth: 1986 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Financial Officer	Indefinite length—since 2022	Partners Group (2015-Present)	3
Helen Yankilevich Year of Birth: 1983 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Operating Officer	Indefinite length—since 2021	Partners Group (2014-Present)	3
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Compliance Officer	Indefinite length—since 2013	Manager, Brian Kawakami LLC (2015–Present).	3

The Fund’s statement of additional information includes additional information about the Managers and Officers of the Fund and is available, without charge, upon request, by calling the Fund at 1-877-748-7209, or by visiting the SEC’s website at www.sec.gov.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS (continued)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
Vilma DeVooght Year of Birth: 1977 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Secretary	Indefinite length—since 2021	Senior Compliance Officer, Partners Group (2021-Present); Senior Counsel, ALPS Fund Services, Inc. (2014-2021).	3

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity (Master Fund), LLC, Partners Group Next Generation Infrastructure, LLC, and Partners Group Growth, LLC.

(1)	Mr. Collins is deemed an “interested person” of the Fund due to his position as a Partner of the Adviser.

The Fund’s statement of additional information includes additional information about the Managers and Officers of the Fund and is available, without charge, upon request, by calling the Fund at 1-877-748-7209, or by visiting the SEC’s website at www.sec.gov.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Federal Tax Information (Unaudited)

For the tax year ended October 31, 2023, the amount of long-term capital gains designated by the Fund was $400,009,858.

Approval of Investment Management Agreement

At a meeting of the Board held on December 13, 2023, the Board, including a majority of the Independent Managers, approved by a unanimous vote the continuation of the Second Amended and Restated Investment Management Agreement (the “Agreement”).

In advance of the meeting, the Independent Managers requested and received extensive materials from the Adviser to assist them in considering the renewal of the Agreement. The materials provided by the Adviser included detailed comparative information relating to the performance, advisory fees and other expenses of the Fund.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers then met separately with independent counsel to the Independent Managers for a further review of the information presented in the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Discussion of Factors Considered

The Independent Managers considered, among other things: (1) the terms of the Agreement; (2) the nature and quality of the advisory services rendered; (3) the experience and qualifications of the personnel that provide such services; (4) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (5) the direct and indirect costs incurred by the Adviser and its affiliates in performing advisory services for the Fund, the basis of determining and allocating these costs, and the profitability to the Adviser and its affiliates in performing such services; (6) possible economies of scale arising from the growth of the Fund and the extent to which these have been passed on to the Fund; (7) other compensation or possible benefits to the Adviser and its affiliates arising from their advisory and other relationships with the Fund; (8) the Fund’s investment performance compared to other similar funds; (9) the fees charged by the Adviser and other investment advisers to similar clients and in comparison to industry fees for similar services; and (10) possible conflicts of interest that the Adviser may have with respect to the Fund.

The Independent Managers concluded that the nature, extent, and quality of the services provided by the Adviser to the Fund is appropriate and consistent with the terms of the limited liability company agreement of the Fund, that the quality of those services is consistent with industry norms and that the Fund benefits from the Adviser’s management of the Fund’s investment program. In this regard, they took into account the scope of services provided to the Fund by the Adviser under the Agreement and the complexity of the Fund’s investment program. The Independent Managers noted that, as compared to a group of other similar funds, the Fund generally underperformed for the 2023 fiscal year and generally outperformed for the 2022 fiscal year. The Independent Managers also considered that the performance of the Fund was positive for the one-, three-, five- and ten-year periods ended September 30, 2023 and had been positive since inception. The Independent Managers considered that on a regular basis they received and reviewed information from the Fund’s CCO regarding the Fund’s compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act. In this regard, the Independent Managers considered the Adviser’s initiatives undertaken in order for the Fund to comply with the SEC rules related to fair valuation and derivatives.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

The Independent Managers also concluded that the Adviser had sufficient personnel with the appropriate education and experience to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel. The Independent Managers noted that the Adviser is part of a larger investment advisory group that advises other funds and individual investors with respect to private equity investments and that relationship may make available to the Fund investment opportunities that would not be available to the Fund if the Adviser was not the Fund’s investment adviser.

The Independent Managers considered the costs of the services provided by the Adviser and the compensation and benefits received by the Adviser in providing services to the Fund. The Independent Managers reviewed the financial statements of the Adviser and the Adviser’s parent and a profitability analysis of the Adviser, considered any direct or indirect revenues that could be received by affiliates of the Adviser, and concluded that the Adviser’s fees and profits were reasonable in relation to the nature and quality of the services provided to the Fund, taking into account the fees charged by other advisers for managing comparable funds. The Independent Managers also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund and the quality of services provided by the Adviser.

The Independent Managers considered the extent to which economies of scale have been realized and whether fee levels reflect those economies, noting that as the Fund continues to grow, additional economies of scale may be realized. The Independent Mangers considered in that regard that the Fund’s gross and net expense ratios, exclusive of incentive fees, have generally declined as the Fund’s assets have grown.

The Independent Managers also discussed any ancillary benefits that may be received by Partners Group from the Adviser’s management of the Fund, including, without limitation, the potential for increased brand recognition of Partners Group. The Independent Managers concluded that the Adviser’s fees were reasonable in light of any fall-out benefits.

The Independent Managers considered all factors and no one factor alone was deemed dispositive.

Conclusion

The Independent Managers determined that the information presented provided a sufficient basis upon which to approve the continuation of the Agreement and that the compensation and other terms of the Agreement were in the best interests of the Fund and its members.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Private Equity (Master Fund), LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Private Equity (Master Fund), LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 1-877-748-7209

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Private Equity (Master Fund), LLC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Partners Group Private Equity (Master Fund), LLC collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise your rights, please contact:

Partners Group Private Equity (Master Fund), LLC

1114 Avenue of the Americas

37th Floor

New York, New York 10036

Attn: Chief Compliance Officer

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

We retain your personal information for a period of at least five (5) years from the date on which you first invested in the Partners Group Private Equity (Master Fund), LLC for which personal data was provided or the date when you fully redeemed your investment. Thereafter, your personal information will be deleted (or otherwise erased or de-identified) any such personal data except as required or permitted by applicable law or regulation.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc., investment adviser to the Fund and other funds, and Partners Group AG.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Partners Group Private Equity (Master Fund), LLC does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Partners Group Private Equity (Master Fund), LLC does not jointly market.

(b)       Not applicable.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant did not grant any implicit or explicit waivers to the provisions of the Code during the period covered by the report. A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Stephen Ryan is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $1,458,685 for 2023 and $1,116,002 for 2024.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $50,000 for 2023 and $45,000 for 2024.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2023 and $0 for 2024.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $918,680 for 2023 and $0 for 2024. The registrant's independent registered public accounting firm provides reasonable assurances on the correctness of the processes and procedures leading to the fair value of the investments calculated by Partners Group (USA) Inc. as well as the calculation itself, in accordance with their quarterly fair valuation process.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's audit committee must pre-approve the audit and non-audit services of the independent registered public accounting firm prior to the independent registered public accounting firm’s engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 100%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $918,680 for 2023 and $0 for 2024.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICY

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the "Advisers Act") to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Partners Group (USA) Inc. (the “Adviser”) is the investment manager to Partners Group Private Equity (Master Fund), LLC (the “Fund”). All proxy voting responsibilities of the Fund are performed by the Adviser, with the assistance of the Administrator of the Fund. The Adviser utilizes Glass Lewis Europe Limited ("Proxy Firm"), to administer the voting of the Fund's proxies.

This policy is designed to address the Adviser’s obligations with respect to the Fund pursuant to Rule 206(4)-6 of the Advisers Act.

The Adviser shall vote the proxies appurtenant to all shares of corporate stock or ownership interest owned by the Fund for which it serves as adviser, and the Adviser shall vote said proxies in accordance with the proxy voting policies set forth herein.

1.	Scope of Policy

The Adviser is a fiduciary to the Fund. Accordingly, the Adviser has a fiduciary duty to vote all proxies in the best interest of the Fund.

The Adviser has an obligation to vote all proxies received from shares of corporate stock or ownership interest owned by its client accounts in the best interests of those clients.1 In voting these proxies, the Adviser may not be motivated by, or subordinate the Fund's interests, to its own objectives or those of persons or parties unrelated to the Fund. The Adviser will endeavor to exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares or ownership interests owned by the Fund and received by the Adviser. The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities with regard to voting proxies, the Adviser will seek to track all shareholder/interest holder meetings convened by companies whose shares are held in the Fund, identify all material issues presented to shareholder/interest holders at such meetings, formulate a reasonable position on each such issue and ensure that proxies pertaining to all shares or ownership interests owned in client accounts are voted in accordance with such determinations.

1	For purposes of this policy, opportunities to vote on matters raised in connection with the Fund investments are considered to be proxies.

In addition, the Adviser has engaged the services of the Proxy Firm, an independent third party, to cast proxy votes according to the Adviser’s established guidelines. The Proxy Firm will be required to promptly notify the Adviser of any proxy issues that do not fall under the guidelines set forth below. The Adviser does not believe that conflicts of interest will generally arise in connection with its proxy voting directives.

2.	Proxy Guidelines

The Adviser’s general policy is to support proposals that maintain or enhance (i) the economic value of the issuer and (ii) the rights and interests of unitholders, and to oppose proposals that are inconsistent with these objectives. Accordingly, proxy proposals are typically voted as set forth below. However, the Adviser may deviate from such general guidelines if it reasonably determines that doing so is in the best interest of the Fund.

I.	Election of Board of Directors

•	The Adviser will generally vote in support of management’s nominees for the board of directors, and in favor of proposals that support board independence.

II.	Appointment of Independent Auditors

•	The Adviser will generally support the recommendation of the board of directors.

III.	Issues of Corporate Structure and Shareholder/Interest Holder Rights

•	The Adviser generally supports proposals designed to maintain or enhance shareholder/interest holder rights and/or value, such as the following:
o	Management proposals for approval of stock/interest repurchase programs or stock splits (including reverse splits).
o	Proposals supporting shareholder/interest holders rights (i) to vote on shareholder/interest holder rights plans (poison pills), (ii) to remove supermajority voting provisions and/or (iii) to call special meetings and to act by written consent.

•	The Adviser does not support obstacles erected by companies to prevent mergers or takeovers, as it considers that such actions may depress the company’s marketplace value. Accordingly, the Adviser generally votes against management on proposals such as the following:
o	Anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers.
o	Shareholder/interest holder rights plans (poison pills) that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding.
o	Reincorporation in a jurisdiction which has more stringent anti-takeover and related provisions.
o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered.
o	Establishment of classified boards of directors.

•	The Adviser generally votes against management on proposals such as the following, which have potentially substantial financial or best interest impact:
o	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders.
o	Amendments to by-laws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions.
o	Elimination of shareholder/interest holders’ right to call special meetings.
o	Excessive compensation.
o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy.
o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	Mergers and Acquisitions

•	The Adviser evaluates Mergers and Acquisitions on a case-by-case basis, and will use its discretion to vote in a manner that it believes will maximize shareholder/interest holder value.

V.	Executive and Director Equity-Based Compensation

•	The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the company, or which it considers unreasonable.

VI.	Corporate Social and Policy Issues

•	With respect to the wide variety of corporate and social policy issues for which voting may be required, the Adviser generally supports proposals that are designed to enhance the economic value of the issuer, provided such policies are not inconsistent with the principles of socially responsible investing adopted by the Adviser.

VII.	Matters Arising in Respect of Private Market Investments

•	Matters arising in respect of direct investments will be considered on a case-by-case basis. The Adviser will vote on or consent to such matters in a manner that is consistent with the general policy and principles outlined above. The basis for the voting decision and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

3.	Conflicts

From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses the Adviser may take including, but not limited to, delegating the vote to the Proxy Firm. The final decision about which course to follow shall be made by the Adviser’s investment committee.

When the matter clearly corresponds to one of the proposals enumerated above, casting a vote which simply follows the Adviser’s pre-determined policy would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that the Adviser believes more active involvement is necessary, the Adviser may delegate the vote to the Proxy Firm to determine the appropriate vote.

Alternatively, in certain situations the Adviser’s investment committee may determine that delegating the vote to the Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the investment committee shall make a decision about the voting of the proxy. The basis for the voting decision, and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

4.	Proxy Voting Procedures

The following describes the standard procedures that are to be followed with respect to carrying out the Adviser's proxy policy. The execution of these procedures may be delegated in whole or in part.

1.	When a proxy vote is called for, all relevant information in the proxy materials will be recorded by the Adviser in a database.

2.	The Adviser will confirm the Fund's holdings of the securities and that the Fund is eligible to vote.

3.	The Adviser will review the proxy and if necessary compile information relating to such proxy. The Adviser will consider whether there are any conflicts or other issues that warrant the delegating the vote to the Proxy Firm.

4.	In determining how to vote, the Adviser will consider the guidelines set forth above, the Adviser’s knowledge of the company, and the recommendations (if any) put forth by the Proxy Firm or an affiliate.

5.	The Adviser will maintain the documentation that supports its voting position. In particular, as to non-routine, materially significant or controversial matters, such documentation will describe the position taken, why that position is in the best interest of the Fund, an indication of whether the Adviser supported or did not support management and/or any other relevant information.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Adviser may review the proxy to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Adviser will endeavor to submit its vote on all proxies in a timely fashion, in sufficient time for the vote to be lodged to the extent the Adviser has had an opportunity to follow its Proxy Policy.

8.	The Adviser will retain (i) a copy of each proxy statement that the Adviser receives regarding the Fund's securities; (ii) a record of each vote cast by the Adviser on behalf of the Fund; (iii) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of the Fund or that memorializes the basis for that decision; (iv) a copy of each written client request for information on how the Adviser voted proxies on behalf of the Fund, and (v) a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting Fund investor.

9.	The Adviser will periodically review these policies and procedures to ensure compliance.

5.	Obtaining Proxy Voting Information

To obtain information on how the Adviser voted proxies, Fund investors may contact:

Partners Group Private Equity (Master Fund), LLC

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

Attn: Chief Compliance Officer

Re: Proxy voting information request

6.	Recordkeeping

The Fund and Adviser shall retain their (i) proxy voting policies and procedures; (ii) proxy statements received regarding portfolio securities of the Fund; (iii) records or votes it casts on behalf of the Fund; (iv) records of Fund investor requests for proxy voting information and responses to such requests, and (v) any documents prepared by the Adviser that are material in making a proxy voting decision. Such records may be maintained with a third party, such as the Proxy Firm, that will provide a copy of the documents promptly upon request.

Adopted: November 2, 2023

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of Partners Group (USA) Inc. (the “Adviser”), who are primarily responsible for the day-to-day portfolio management of the Partners Group Private Equity (Master Fund), LLC, as of the date of filing of the report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Robert M. Collins	Partner	Since Inception*	Partner, Partners Group (2021-Present); Partners Group (2005-Present); Director, Partners Group (Canada) Inc. (2019-Present); Director, Partners Group (USA) Impact (2014-Present); Director, Partners Group (USA) Inc. (2019-Present).	Portfolio Management
Tom Stein	Partner	Since 2021	Partner, Partners Group (2023-Present); Managing Director, Partners Group (2018-2023); Guggenheim Partners, (2013-2018).	Portfolio Management
Adam Howarth	Partner	Since Inception**	Partner, Partners Group (2022-Present); Partners Group (2007-Present).	Portfolio Management
Joel Schwartz	Partner	Since 2015	Partner, Partners Group (2017-Present); Partners Group (2013-Present).	Portfolio Management
Anthony Shontz	Partner	Since 2012	Partner, Partners Group (2022-Present); Partners Group (2007-Present); Director, Partners Group (USA) Inc. (2018-2023).	Portfolio Management
Todd Bright	Partner	Since 2016	Partner, Partners Group (2018-Present); Partners Group (2014-Present); Director, Partners Group (USA) Inc. (2018-2023).	Portfolio Management
Ron Lamontagne	Managing Director	Since 2016	Managing Director, Partners Group (2015-Present); Partners Group (2015-Present).	Portfolio Management

*	Mr. Collins served as a portfolio manager for the registrant from 2009-2012, Chief Financial Officer since inception-2014 and President from 2014-present.

**	Mr. Howarth served as a portfolio manager for the registrant from 2009-2011 and as deputy portfolio manager from 2014-2018.

The following table provides biographical information about the members of the Liquid Private Markets (“LIPM”) Investment Committee of the Adviser, who are primarily responsible for managing the listed private equity portion of the Fund’s portfolio, as of the date of filing of this report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Benjamin Lorenz	Portfolio Manager - LIPM	Since 2022	Portfolio Manager, Partners Group (2022-Present); Senior Investment Analyst, Partners Group (2019-2021); Partners Group (2011-Present).	Portfolio Management – LIPM
Lorenzo Papi	Senior Investment Analyst – LIPM	Since 2023	Senior Investment Analyst, Partners Group (2023-Present); Associate Investment Analyst, Partners Group (2020-2023); Investment Analyst, Partners Group (2018-2020)	Portfolio Management – LIPM
Henrik Stutz	Senior Investment Analyst – LIPM	Since 2023	Senior Investment Analyst, Partners Group (2021-Present); Associate Investment Analyst, Partners Group (2017-2021)	Portfolio Management – LIPM

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Partners Group Private Equity (Master Fund), LLC, for which the members of the Investment Committee of the Investment Adviser are jointly and primarily responsible for the day-to-day portfolio management as of March 31, 2024:

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Robert M. Collins	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $124.809 million	14 pooled investment vehicles with a value of $4.867 billion	36 accounts with a value of $4.975 billion
Tom Stein	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $124.809 million	14 pooled investment vehicles with a value of $4.867 billion	36 accounts with a value of $4.975 billion
Adam Howarth	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $124.809 million	14 pooled investment vehicles with a value of $4.867 billion	36 accounts with a value of $4.975 billion
Joel Schwartz	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $124.809 million	14 pooled investment vehicles with a value of $4.867 billion	36 accounts with a value of $4.975 billion

Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $124.809 million	14 pooled investment vehicles with a value of $4.867 billion	36 accounts with a value of $4.975 billion
Todd Bright	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $124.809 million	14 pooled investment vehicles with a value of $4.867 billion	36 accounts with a value of $4.975 billion
Ron Lamontagne	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $124.809 million	14 pooled investment vehicles with a value of $4.867 billion	36 accounts with a value of $4.975 billion
Benjamin Lorenz*	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $124.809 million**	14 pooled investment vehicles with a value of $4.867 billion**	Zero accounts
Lorenzo Papi*	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $124.809 million**	14 pooled investment vehicles with a value of $4.867 billion**	Zero accounts
Henrik Stutz*	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $124.809 million**	14 pooled investment vehicles with a value of $4.867 billion.**	Zero accounts

*	Member of the Liquid Private Markets Investment Committee

**	Only the listed portions of the relevant registered investment company's or pooled investment vehicle's portfolios are managed by this member.

Potential Conflicts of Interests

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is a listed company with major ownership by its employees. The ownership structure is designed to motivate and retain employees.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Adviser indirectly in the Master Fund as of March 31, 2024:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Robert M. Collins	Over $1,000,000
Tom Stein	None
Adam Howarth	$100,001 - $500,000
Joel Schwartz	None
Anthony Shontz	None
Todd Bright	None
Ron Lamontagne	None
Benjamin Lorenz	None
Lorenzo Papi	None
Henrik Stutz	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Partners Group Private Equity (Master Fund), LLC

By (Signature and Title)*	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 7, 2024

By (Signature and Title)*	/s/ Brian Igoe
Brian Igoe, Chief Financial Officer
(Principal Financial Officer)

Date:	June 7, 2024

*	Print the name and title of each signing officer under his or her signature.